Exhibit 10.7

87 CAMBRIDGEPARK DRIVE
CAMBRIDGE, MASSACHUSETTS

LEASE SUMMARY SHEET

Execution Date:	September 15, 2015

Tenant:	Ra Pharmaceuticals, Inc., a Delaware corporation

Tenant’s Mailing Address Prior to Occupancy:	Ra Pharmaceuticals, Inc. One Kendall Square, Suite B14301 Cambridge, MA 02139 Attention: Kerry Black Email: kblack @rapharma.com

Landlord:	King 87 CPD LLC, a Delaware limited liability company

Building:

87 CambridgePark Drive, Cambridge, Massachusetts. The Building consists of approximately 63,809 rentable square feet. The land on which the Building is located (the “Land”) is more particularly described in Exhibit 1 attached hereto and made a part hereof by reference (such land, together with the Building, are hereinafter collectively referred to as the “Property”).

Premises:

A portion of the first floor of the Building, consisting of approximately 26,623 rentable square feet of space in the Building. The Premises are shown as hatched, highlighted or outlined on the plan attached hereto as Exhibit 2 and made a part hereof (the “Lease Plan”). Landlord and Tenant stipulate and agree that the Rentable Square Footage of the Building and the Rentable Square Footage of the Premises are correct and shall not be remeasured.

Term Commencement Date:	The Execution Date of this Lease.

Rent Commencement Date:	April 16, 2016, subject to Sections 3.1(b) and 3.2(c).

Expiration Date:	The date that is Seven (7) years after the last day of the calendar month in which the Rent Commencement Date occurs.

Extension Term:	Subject to Section 1.2 below, one (1) extension term of five (5) years

Landlord’s Contribution:	Two Million Six Hundred Sixty-Two Three Hundred ($2,662,300.00) Dollars

Permitted Uses:	Subject to Legal Requirements, general office, research, development and laboratory use, and other ancillary uses related to the foregoing.
Base Rent:

Rent Year(1)	Annual Base Rent	Monthly Payment
1:	$997,564.00	$83,130.32
2:	$1,333,812.00	$111,151.03
3:	$1,370,818.00	$114,234.86
4:	$1,408,889.00	$117,407.43
5:	$1,448,291.00	$120,690.93
6:	$1,488,758.00	$124,064.18
7:	$1,530,290.00	$127,524.17

Operating Costs and Taxes:	See Sections 5.2 and 5.3

Tenant’s Share:

A fraction, the numerator of which is the number of rentable square feet in the Premises and the denominator of which is the number of rentable square feet in the Building. As of the Execution Date, Tenant’s Share is 41.73%.

Letter of Credit Amount:	$1,333,812.00

Guarantor:	None.

(1)  For the purposes of this Lease, the first “Rent Year” shall be defined as the period commencing as of the Rent Commencement Date and ending on the last day of the month in which the first (1st) anniversary of the Rent Commencement Date occurs (the parties hereby acknowledging that the $997,564.00 amount of Base Rent for Rent Year 1 is the annualized amount for 12 months of Base Rent and will be increased to reflect any additional partial month included in Rent Year 1); provided, however, that if the Rent Commencement Date occurs on the first day of a calendar month, then the first Rent Year shall expire on the day immediately preceding the first (1st) anniversary of the Rent Commencement Date.  Thereafter, “Rent Year” shall be defined as any subsequent twelve (12) month period during the term of this Lease.

TABLE OF CONTENTS

1.	LEASE GRANT; TERM; APPURTENANT RIGHTS; EXCLUSIONS	1
1.1	Lease Grant	1
1.2	Extension Term	1
1.3	Appurtenant Rights	3
1.4	Tenant’s Access.	4
1.5	No recording // Notice of Lease	4
1.6	Exclusions	4
2.	RIGHTS RESERVED TO LANDLORD	4
2.1	Additions and Alterations	4
2.2	Additions to the Property	5
2.3	Name and Address of Building	6
2.4	Landlord’s Access	6
2.5	Pipes, Ducts and Conduits	7
2.6	Minimize Interference	7
3.	CONDITION OF PREMISES; CONSTRUCTION	7
3.1	Condition of Premises	7
3.2	Tenant’s Work	8
4.	USE OF PREMISES	9
4.1	Permitted Uses	9
4.2	Prohibited Uses	9
4.3	Chemical Safety Program	10
4.4	Parking and Traffic Demand Management Plan	10
5.	RENT; ADDITIONAL RENT	10
5.1	Base Rent	10
5.2	Operating Costs	11
5.3	Taxes	15
5.4	Late Payments	16
5.5	No Offset; Independent Covenants; Waiver	17
5.6	Survival	18
6.	INTENTIONALLY DELETED	18
7.	LETTER OF CREDIT	18
7.1	Amount	18
7.2	Application of Proceeds of Letter of Credit	19
7.3	Transfer of Letter of Credit	19
8.	intentionally omitted	20
9.	UTILITIES, LANDLORD’S SERVICES	20
9.1	Electricity	20
9.2	Water	20
9.3	Gas	21
9.4	Other Utilities	21
9.5	Interruption or Curtailment of Utilities	21
9.6	Landlord’s Services	21
10.	MAINTENANCE AND REPAIRS	22
10.1	Maintenance and Repairs by Tenant	22
10.2	Maintenance and Repairs by Landlord	22

10.3	Accidents to Sanitary and Other Systems	22
10.4	Floor Load—Heavy Equipment	22
10.5	Premises Cleaning	23
10.6	Pest Control	23
10.7	Tenant’s Remedies in the Event of Service Interruption	23
11.	ALTERATIONS AND IMPROVEMENTS BY TENANT	25
11.1	Landlord’s Consent Required	25
11.2	After-Hours	26
11.3	Harmonious Relations	26
11.4	Liens	26
11.5	General Requirements	26
12.	SIGNAGE	27
12.1	Restrictions	27
12.2	Monument Signage	27
13.	ASSIGNMENT, MORTGAGING AND SUBLETTING	28
13.1	Landlord’s Consent Required	28
13.2	Landlord’s Recapture Right	28
13.3	Standard of Consent to Transfer	29
13.4	Listing Confers no Rights	29
13.5
13.6	Prohibited Transfers	29
13.7	Exceptions to Requirement for Consent	30
14.	INSURANCE; INDEMNIFICATION; EXCULPATION	30
14.1	Tenant’s Insurance	30
14.2	Indemnification	31
14.3	Property of Tenant	32
14.4	Limitation of Landlord’s Liability for Damage or Injury	32
14.5	Waiver of Subrogation; Mutual Release	33
14.6	Tenant’s Acts—Effect on Insurance	33
14.7
15.	CASUALTY; TAKING	34
15.1	Damage	34
15.2	Termination Rights	34
15.3	Rent Abatement	35
15.4	Taking for Temporary Use	36
15.5	Disposition of Awards	36
16.	ESTOPPEL CERTIFICATE	36
17.	HAZARDOUS MATERIALS	36
17.1	Prohibition	36
17.2	Environmental Laws	37
17.3	Hazardous Material Defined	37
17.4	Testing	38
17.5	Indemnity; Remediation	38
17.6	Disclosures	40
17.7	Removal	40
17.8	Landlord Obligations with respect to Hazardous Materials	40

18.	RULES AND REGULATIONS	41
18.1	Rules and Regulations	41
18.2	Energy Conservation	41
18.3	Recycling	41
19.	LAWS AND PERMITS	41
19.1	Legal Requirements	41
20.	DEFAULT	43
20.1	Events of Default	43
20.2	Remedies	44
20.3	Damages - Termination	45
20.4	Landlord’s Self-Help; Fees and Expenses	46
20.5	Waiver of Redemption, Statutory Notice and Grace Periods	46
20.6	Landlord’s Remedies Not Exclusive	47
20.7	No Waiver	47
20.8	Restrictions on Tenant’s Rights	47
20.9	Landlord Default	47
21.	SURRENDER; ABANDONED PROPERTY; HOLD-OVER	47
21.1	Surrender	47
21.2	Abandoned Property	49
21.3	Holdover	50
21.4	Warranties	50
22.	MORTGAGEE RIGHTS	50
22.1	Subordination	50
22.2	Notices	50
22.3	Mortgagee Liability	51
23.	QUIET ENJOYMENT	51
24.	NOTICES	51
25.	MISCELLANEOUS	52
25.1	Separability	52
25.2	Captions	52
25.3	Broker	53
25.4	Entire Agreement	53
25.5	Governing Law	53
25.6	Representation of Authority	53
25.7	Expenses Incurred by Landlord Upon Tenant Requests	53
25.8	Survival	53
25.9	Limitation of Liability	54
25.10	Binding Effect	54
25.11	Landlord Obligations upon Transfer	54
25.12	No Grant of Interest	54
25.13	Financial Information	54
25.14	OFAC Certificate and Indemnity	55
25.15	Confidentiality	55
25.16	Right of First Offer	56

EXHIBIT 1	LEGAL DESCRIPTION
EXHIBIT 2	LEASE PLAN
EXHIBIT 2-1	PERMISSIBLE RELOCATION PARKING AREAS
EXHIBIT 3	BUILDING SPECIFICATIONS
Schedule 1 of Exhibit 3: Test Fit
EXHIBIT 4	WORK LETTER
EXHIBIT 5	FORM OF LETTER OF CREDIT
EXHIBIT 6	LANDLORD’S SERVICES
EXHIBIT 7	TENANT WORK INSURANCE SCHEDULE
EXHIBIT 8	TENANT’S HAZARDOUS MATERIALS
EXHIBIT 9-1	BUILDING RULES AND REGULATIONS
EXHIBIT 9-2	CONSTRUCTION RULES AND REGULATIONS
EXHIBIT 10	INTENTIONALLY OMITTED
EXHIBIT 11	TENANT’S RIGHT OF FIRST OFFER
EXHIBIT 11-1	ROFO PREMISES

THIS INDENTURE OF LEASE (this “Lease”) is hereby made and entered into on the Execution Date by and between Landlord and Tenant.

Each reference in this Lease to any of the terms and titles contained in any Exhibit attached to this Lease shall be deemed and construed to incorporate the data stated under that term or title in such Exhibit. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them as set forth in the Lease Summary Sheet which is attached hereto and incorporated herein by reference.

1.                                      LEASE GRANT; TERM; APPURTENANT RIGHTS; EXCLUSIONS

1.1                               Lease Grant.  Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises (together with certain rights appurtenant thereto, as more particularly set forth in the Lease) upon and subject to terms and conditions of this Lease, for a term of years commencing on the Term Commencement Date and, unless earlier terminated or extended pursuant to the terms hereof, ending on the Expiration Date (the “Initial Term”; the Initial Term and any duly exercised Extension Terms are hereinafter collectively referred to as the “Term”).

1.2                               Extension Term.

(a)                                 Provided that the following conditions, which may be waived by Landlord in its sole discretion, are satisfied (i) Tenant, an Affiliated Entity (hereinafter defined) and/or a Successor (hereinafter defined) is/are then occupying at least seventy-five percent (75%) of the Premises; and (ii) no uncured Event of Default is continuing (1) as of the date of the Extension Notice (hereinafter defined), and (2) at the commencement of the Extension Term (hereinafter defined), Tenant shall have the option to extend the Term for one (1) additional term of five (5) year (“Extension Term”), such Extension Term commencing as of the day immediately following the expiration of the Initial Term.  Tenant must exercise its option to extend, if at all, by giving Landlord written notice (the “Extension Notice”) on or before the date that is twelve (12) months prior to the expiration of the immediately preceding Term of this Lease, time being of the essence.  Upon the timely giving of such notice, the Term shall be deemed extended for the Extension Term in question upon all of the terms and conditions of this Lease, without the need for further act or deed of either party, except that Base Rent during such Extension Term shall be calculated in accordance with this Section 1.2, Landlord shall have no obligation to construct or renovate the Premises, and Tenant shall have no further right to extend the Term other than the one Extension Term provided above.  If Tenant fails to give timely notice, as aforesaid, Tenant shall have no further right to extend the Term.  Notwithstanding the fact that Tenant’s proper and timely exercise of such option to extend the Term shall be self executing, the parties shall promptly execute a lease amendment reflecting such Extension Term after Tenant exercises such option.  The execution of such lease amendment shall not be deemed to waive any of the conditions to Tenant’s exercise of its rights under this Section 1.2.

(b)                                 The Base Rent payable by Tenant with respect to the Extension Term (the “Extension Term Base Rent”) shall be determined in accordance with the process described hereafter.  Extension Term Base Rent payable by Tenant with respect to the Extension Term shall be the fair market rental value of the Premises then demised to Tenant as of the commencement of such Extension Term as determined in accordance with the process described below, for renewals of combination laboratory and office space in the Alewife area of Cambridge, Massachusetts, of equivalent quality, size, utility and location, with the length of the Extension Term, and all other relevant factors to be taken into account, including, without limitation, any concessions granted to tenants in the marketplace (such as, without limitation, free rent, free parking, tenant improvement allowances, lease assumptions, and moving and other allowances), the parties hereby acknowledging and agreeing that: (i) the Extension Term Base Rent shall be appropriately increased to the extent that Tenant is granted concessions in excess of those then being granted in the marketplace and (ii) the Extension Term Base Rent shall be appropriately decreased to the extent that Tenant is not granted concessions then being granted in the marketplace.  Within thirty (30) days after receipt of the Extension Notice, Landlord shall deliver to Tenant written notice of its determination of the Extension Term Base Rent for the Extension Term.  Tenant shall, within thirty (30) days after receipt of such notice, notify Landlord in writing whether Tenant accepts or rejects Landlord’s determination of the Extension Term Base Rent (“Tenant’s Response Notice”).  If Tenant fails timely to deliver Tenant’s Response Notice, Landlord’s determination of the Extension Term Base Rent shall be binding on Tenant.

(c)                                  If and only if Tenant’s Response Notice is timely delivered to Landlord and indicates both that Tenant rejects Landlord’s determination of the Extension Term Base Rent, then the Extension Term Base Rent shall be determined in accordance with the procedure set forth in Section 1.2(d).

(d)                                 If, pursuant to the provisions of this Section 1.2, a dispute as to fair market rental value is to be submitted to appraisal, then, on or before the date (“Appraiser Designation Date”) twenty (20) days after receipt by Landlord of Tenant’s Response Notice indicating Tenant’s desire to submit the determination of the Extension Term Base Rent to arbitration, Tenant and Landlord shall each notify the other, in writing, of their respective selections of an appraiser (respectively, “Landlord’s Appraiser” and “Tenant’s Appraiser”).  Landlord’s Appraiser and Tenant’s Appraiser shall then jointly select a third appraiser (the “Third Appraiser”) within ten (10) days of their appointment.  All of the appraisers selected shall be individuals with at least ten (10) consecutive years’ commercial appraisal experience in the area in which the Premises are located, shall be members of the Appraisal Institute (M.A.I.), and, in the case of the Third Appraiser, shall not have acted in any capacity for either Landlord or Tenant within five (5) years of his or her selection.  The three appraisers shall determine the Extension Term Base Rent in accordance with the requirements and criteria set forth in Section 1.2(b) above, employing the method commonly known as Baseball Arbitration, whereby Landlord’s Appraiser and Tenant’s Appraiser each sets forth its determination of the Extension Term Base Rent as defined above, and the Third Appraiser must select one or the other (it being understood that the Third Appraiser shall be expressly prohibited from selecting a compromise figure). Landlord’s Appraiser and Tenant’s Appraiser shall deliver their determinations of the Extension Term Base Rent to the Third Appraiser within five (5) days of the appointment of the Third Appraiser and the Third Appraiser shall render his or her decision within ten (10) days after receipt of both of the other two determinations of the Extension Term Base Rent.  The Third Appraiser’s decision shall be binding on both Landlord and Tenant.  Each party shall bear the cost of its own appraiser and the cost of the Third Appraiser shall be paid by the party whose determination is not selected.

1.3                               Appurtenant Rights.

(a)                                 Common Areas.  Subject to the terms of this Lease and the Rules and Regulations (hereinafter defined), Tenant, and Tenant’s employees, invitees and licensees, shall have, as appurtenant to the Premises, rights to use in common with others entitled thereto, the following areas (such areas are hereinafter referred to as the “Common Areas”): (i) the common loading docks, hallways, and lobby of the Building serving the Premises, (ii) the common lavatories located on the floor(s) on which the Premises are located, (iii) common walkways and driveways necessary for access to the Building, and (iv) other areas and facilities designated by Landlord from time to time for the common use of tenants of the Building; and no other appurtenant rights or easements.

(b)                                 Parking.  During the Term, Landlord shall, subject to the terms hereof, make available up to forty-five (45) parking spaces for Tenant’s use in the parking areas serving the Building (“Parking Area”), Landlord hereby agreeing that, subject to the provisions of this Lease, there shall always be 45 parking spaces in the Parking Area available for Tenant’s use in accordance with the provisions of this Section 1.3(a).  Such 45 parking spaces include Tenant’s share of the use of visitor and handicap parking spaces.  The number of parking spaces in the parking areas available to Tenant, as modified pursuant to this Lease or as otherwise permitted by Landlord, are hereinafter referred to as the “Parking Spaces.”  Tenant shall have no right to hypothecate or encumber the Parking Spaces, and shall not sublet, assign, or otherwise transfer the Parking Spaces other than to employees, guests and other invitees of Tenant occupying the Premises or to a Successor (hereinafter defined), an Affiliated Entity (hereinafter defined) or a transferee pursuant to an approved Transfer under Section 13 of this Lease.  Subject to Landlord’s right to reserve parking for other tenants of the Building, said Parking Spaces will be on an unassigned, non-reserved basis, and shall be subject to such reasonable rules and regulations as may be in effect for the use of the parking areas from time to time.  Reserved and handicap parking spaces must be honored.  Notwithstanding anything to the contrary contained herein, Landlord shall have the right, upon at least three (3) months’ written notice to Tenant, to temporarily relocate all or any portion of the Parking Spaces in to other parking areas owned, controlled or leased by Landlord located on, or adjacent to CambridgePark Drive, as shown on Exhibit 2-1; provided however that: (i) the duration of such relocation shall not be more than nine (9) months, and (ii) Landlord may exercise its relocation right under this Section 1.3(b) only one (1) time during the Term of the Lease, and only in conjunction with the exercise by Tenant of its rights under Section 2.2(a).  Landlord represents to Tenant that there are 106 Parking Spaces in the Parking Area.  Landlord agrees that it will not reduce the number of Parking Spaces in the Parking Area available for use of the tenants in the Building, except: (w) on a temporary basis, as set forth in this Section 1.3(b), (x) as the result of causes beyond Landlord’s reasonable control, (y) in the event of a change in Legal Requirements after the Execution Date of this Lease, or (z) as the result of a Taking.  If, as the result of either a change in Legal Requirements after the Execution Date of this Lease or as the result of a Taking, the number of Parking Spaces in the Parking Area which are available to the tenants of the Building for parking is reduced by more than ten (10%) percent, and if Landlord is unable, within ninety (90) days of the loss of such Parking Spaces, to provide equivalent number of substitute parking spaces in other parking areas owned, controlled or leased by Landlord located on, or adjacent to CambridgePark Drive, as shown on Exhibit 2-1, then Tenant shall have the right, upon written notice to Landlord, to terminate this Lease.

(c)                                  Bicycles.   Tenant shall have the right to use a bicycle rack on the Land, which shall be installed and maintained by Landlord in good condition, at Landlord’s expense (subject to Landlord’s right to include such maintenance costs in Operating Costs).

1.4                               Tenant’s Access.

From and after the Term Commencement Date and until the end of the Term, Tenant shall have access to the Premises twenty-four (24) hours a day, seven (7) days a week, three hundred sixty-five (365) (or 366, as applicable) days a year, subject to Legal Requirements, Landlord’s reasonable security requirements, causes beyond Landlord’s reasonable control, the Rules and Regulations, the terms of this Lease and matters of record in effect as of the Execution Date of this Lease.

1.5                               No recording // Notice of Lease.  Neither party shall record this Lease.  Landlord agrees to join in the execution, in recordable form, of a mutually agreed upon statutory notice of lease and/or written declaration in which shall be stated, at a minimum, the names of the parties to the Lease, the Term Commencement Date, the Rent Commencement Date, the number and length of the Extension Term(s) and the Expiration Date, which notice of lease may be recorded by Tenant with the Middlesex South Registry of Deeds and/or filed with the Middlesex South Registry District of the Land Court, as appropriate (alternatively and collectively, the “Registry”) at Tenant’s sole cost and expense.  If a notice of lease was previously recorded with the Registry, upon the expiration or earlier termination of this Lease, Landlord shall deliver to Tenant a notice of termination of lease and Tenant shall promptly execute, acknowledge, and deliver the same (together with any other instrument(s) that may be necessary in order to record and/or file same with the Registry) to Landlord for Landlord’s execution and recordation with the Registry, which obligation shall survive the expiration or earlier termination of the Lease.

1.6                               Exclusions.  The following are expressly excluded from the Premises and reserved to Landlord:  all the perimeter walls of the Premises (except the inner surfaces thereof), the Common Areas, and any space in or adjacent to the Premises used for shafts, stacks, pipes, conduits, wires and appurtenant fixtures, fan rooms, ducts, electric or other utilities, sinks or other Building facilities, and the use of all of the foregoing, except as expressly permitted pursuant to Section 1.3(a) above, provided however, that such exclusions and reservations shall not adversely affect Tenant’s use of the Premises, other than in a de minimis manner.

2.                                      RIGHTS RESERVED TO LANDLORD

2.1                               Additions and Alterations.  Landlord reserves the right, at any time and from time to time, to make such changes, alterations, additions, improvements, repairs or replacements in or to the Property (including the Premises but, with respect to the Premises, only for purposes of repairs, maintenance, replacements and the exercise of any other rights expressly reserved to Landlord herein) and the fixtures and equipment therein, as well as in or to the street entrances and/or the Common Areas, as it may deem necessary or desirable, provided, however, that there be no obstruction, other than in a de minimis manner, of permanent access to, or interference, other than in a de minimis manner, with the use and enjoyment of, the Premises by Tenant. Subject to the foregoing, Landlord expressly reserves the right to temporarily close all, or any portion, of the Common Areas for the purpose of making repairs or changes thereto.

2.2                               Additions to the Property.

(a)                                 Landlord may at any time or from time to time (i) construct additional improvements and related site improvements (collectively, “Future Development”) in all or any part of the Property and/or (ii) change the location or arrangement of any improvement outside the Building in or on the Property or all or any part of the Common Areas, or add or deduct any land to or from the Property; provided that there shall be no increase, other than a de minimis amount, in Tenant’s obligations or interference, other than in a de minimis manner, with Tenant’s rights under this Lease in connection with the exercise of the foregoing reserved rights.

(b)                                 Landlord and Tenant each hereby acknowledges and agrees that, in connection with any Future Development, (i) Landlord shall have the right to subject the Land and the improvements located now or in the future located thereon to a commercial condominium regime (“Condominium”) on terms and conditions consistent with first class office and laboratory buildings at no cost to Tenant; (ii) upon Landlord’s request in connection with the recording of the Master Deed for the Condominium and the Unit Deed for the Building, subject to clause (iv) of this Section 2.2(b), Tenant shall execute a reasonable instrument in recordable form making this Lease subject and subordinate to the Master Deed and other documents evidencing the Condominium (collectively, the “Condo Documents”) provided that such Condo Documents continue to provide Tenant with all of the rights and obligations contained in this Lease (e.g. the appurtenant right to use all Common Areas) and the Condo Documents comply with the provisions of this Section 2.2 and provided that:

(A)                               the Condo Document shall not, other than in a de minimis manner, adversely affect: (x) Tenant’s possession or use of the Premises of Tenant’s Premise, or (y) Tenant’s other rights under the Lease;

(B)                               the Condo Documents shall not in any way increase, other than in a de minimis manner, Tenant’s monetary or other obligations hereunder, and

(C)                               Landlord shall, upon demand, reimburse Tenant for its reasonable legal fees incurred by Tenant in reviewing the Condo Documents;

(iii) Landlord shall have the right to enter into, and subject the Property to the terms and conditions of, a reciprocal easement agreement with any one or more of the neighboring property owners in order to create a commercial campus-like setting (“REA”) provided that such REA continues to provide Tenant with all of the rights and obligations contained in this Lease as of the Execution Date (e.g. the appurtenant right to use all Common Areas) and the REA complies with the provisions of this Section 2.2; (iv) Landlord shall submit to Tenant for Tenant’s approval drafts of the Condo Documents, the instrument referenced in clause (ii) of this Section 2.2(b), and the REA (and any amendments thereto) prior to their execution; (v) Tenant shall have the right to notify Landlord within thirty (30) days after receipt of the draft Condo Documents and/or REA (or any amendments thereto) of Tenant’s objection(s) thereto, but only to the extent such draft(s) are inconsistent with the requirements of this Section 2.2(b); (vi) upon Landlord’s request in connection with the recording of the REA, Tenant shall execute a commercially reasonable instrument in recordable form making this Lease subject and subordinate to the REA provided that the REA shall not result in the disturbance of Tenant’s possession of Tenant’s

Premises or Tenant’s other rights under the Lease; (vii) Landlord shall have the right to subdivide the Property so long as Tenant continues to have all of the rights and obligations contained in this Lease (e.g. the appurtenant right to use all Common Areas); and (vii) Tenant shall execute such reasonable documents (which may be in recordable form) evidencing the foregoing promptly upon Landlord’s request, (ix) the REA shall in no way, other than in a de minimis manner, adversely affect the Premises or Tenant’s use thereof; and (x) the REA shall not, other than in a de minimis manner, in any way increase Tenant’s monetary or other obligations hereunder.  Landlord shall, within thirty (30) days of demand, reimburse Tenant for its reasonable legal fees incurred by Tenant in reviewing the REA.

(c)                                  In case any excavation shall be made for building or improvements or for any other purpose upon the land adjacent to or near the Premises, Tenant will afford without charge to Landlord, or the person or persons, firms or corporations causing or making such excavation, license to enter upon the Premises for the purpose of doing such work as Landlord or such person or persons, firms or corporation shall deem to be necessary to preserve the walls or structures of the building from injury, and to protect the building by proper securing of foundations.

2.3                               Name and Address of Building.  Landlord reserves the right at any time and from time to time to change the name or address of the Building and/or the Property, provided Landlord gives Tenant at least three (3) months’ prior written notice thereof, and provided Landlord compensates Tenant for its reasonable, out-of-pocket costs of implementing such changes (e.g., replacement of letterhead and business cards).

2.4                               Landlord’s Access.  Subject to the terms hereof, Tenant shall (a) upon reasonable advance notice, which may be oral (except that no notice shall be required in emergency situations), permit Landlord and any holder of a Mortgage (hereinafter defined) (each such holder, a “Mortgagee”), and the agents, representatives, employees and contractors of each of them, to have reasonable access to the Premises at all reasonable hours for the purposes of inspection or as necessary in order to enable Landlord to perform its obligations under this Lease, making repairs, replacements or improvements in or to the Premises or the Building or equipment therein (including, without limitation, sanitary, electrical, heating, air conditioning or other systems), complying with all applicable laws, ordinances, rules, regulations, statutes, by-laws, court decisions and orders and requirements of all public authorities (collectively, “Legal Requirements”), or exercising any right reserved to Landlord under this Lease (including without limitation the right to take upon or through, or to keep and store within the Premises all necessary materials, tools and equipment); (b) permit Landlord and its agents and employees, at reasonable times, upon reasonable advance notice, to show the Premises during normal business hours (i.e. Monday — Friday 8 A.M. - 6 P.M., excluding “Building Holidays” (i.e. New Year’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day)) to any prospective Mortgagee or purchaser of the Building and/or the Property or of the interest of Landlord therein, and, during the last twelve (12) months of the Term or at any time after the occurrence of an Event of Default, prospective tenants; and (c) for the purposes set forth in Section 17.  In addition, to the extent that it is necessary to enter the Premises in order to access any area that serves any portion of the Building outside the Premises, then Tenant shall, upon as much advance notice as is practical under the circumstances, and in any event at least twenty-four (24) hours’ prior written notice (except that no notice shall be required in emergency situations), permit contractors engaged by other occupants of the Building to pass through the Premises in order to access such areas but only if accompanied by a representative of Landlord.

2.5                               Pipes, Ducts and Conduits.  Tenant shall permit Landlord to erect, use, maintain and relocate pipes, ducts and conduits in and through the Premises, provided the same do not materially reduce the floor area or adversely affect, other than in a de minimis manner, the appearance thereof and use or the use or enjoyment of the Premises for Tenant’s Permitted Use.

2.6                               Minimize Interference.  Except when necessary, in the event of an emergency, in which case, Landlord shall use commercially reasonable efforts to minimize any interference with Tenant’s business operations and use and occupancy of the Premises in connection with the exercise any of the foregoing rights under this Section 2.  Except when necessary in the event of an emergency, Tenant may require that any person entering the Premises abide by Tenant’s reasonable safety protocol including, without limitation, the obligation to wear personal protective equipment.  Except when necessary in the event of an emergency: (i) a Tenant representative may accompany any persons entering the Premises, and (ii) such access may be prohibited with respect to certain portions of the Premises (“Secure Areas”) designated by Tenant by written notice to Landlord, from time to time, which are subject to regulated, confidential or proprietary operations.

3.                                      CONDITION OF PREMISES; CONSTRUCTION.

3.1                               Condition of Premises.

(a)                                 Except for any warranties or representations made by Landlord which are expressly set forth in this Lease, and Landlord’s repair and maintenance obligations hereunder , Tenant acknowledges and agrees that Tenant is leasing the Premises in their “AS IS,” “WHERE IS” condition and with all faults on the Term Commencement Date, without representations or warranties, express or implied, in fact or by law, of any kind, and without recourse to Landlord.

(b)                                 Landlord hereby represents to Tenant (“Landlord’s Warranty”) that, as of the Execution Date: (i) all of the following portions of the Building are in good repair and working order: (u) the structural elements, (v) the common systems serving the Premises, including, the HVAC, electric, plumbing, and fire/life safety systems serving the Premises, (w) the Common Areas, (x) the roof membrane, (y) exterior windows, and any other portion of the Building, the failure of which to be in good repair and working order would actually cause a delay in Tenant’s ability to achieve substantial completion of Tenant’s Work(ii) the Building is in compliance with all Legal Requirements, including, without limitation, the Americans with Disabilities Act, and (iii) as of the Term Commencement Date, the Building satisfies the specifications set forth on Exhibit 3.  With respect to any breach (“Patent Breach”) of Landlord’s Warranty which is readily determinable upon entry of the Premises by Tenant, Tenant shall be deemed to have waived any claim of any breach of Landlord’s Warranty unless, on before the date five (5) Business Days after the Execution Date, Tenant gives Landlord written notice (“Landlord’s Warranty Breach Notice”) setting forth, with specificity, the manner in which Tenant believes that Landlord’s Warranty has been breached.  With respect to any other breach (“Latent Breach”) of Landlord’s Warranty, Tenant shall be deemed to have waived any claim of any breach of Landlord’s Warranty unless, on before the date five (5) Business Days after Tenant has actual knowledge of such Latent Breach, Tenant gives a Landlord’s Warranty Breach Notice to Landlord.  In the event of any breach of Landlord’s Warranty, then: (i) Landlord shall correct such breach, as promptly as possible, and (ii) to the extent that any such breach actually causes a delay in Tenant’s ability achieve substantial completion of Tenant’s Work by April 1, 2016, then, as Tenant’s sole remedy, both in law and in equity, such delay shall be considered a “Landlord Delay”.  Tenant’s sole remedy in the event of any Landlord Delay shall be that the Rent Commencement Date shall be extended by the number of Landlord Delay Days, as hereinafter defined.  There shall be one Landlord Delay Day for each the first 30 days of Landlord Delays, and there shall be 1.5 days of Landlord Delay Days for each day of Landlord Delay after the first 30 days of Landlord Delays.

(c)                                  Nothing in this Section 3.1 shall derogate from Landlord’s obligations under this Lease, including without limitation pursuant to Section 9.6 or Section 10.2. Landlord’s Warranty pertains solely to the condition of the Premises for purposes of establishing a Rent Commencement Date, subject however to Section 3.2(c).

3.2                               Tenant’s Work.

(a)                                                                                                                                                                           Tenant shall, at Tenant’s sole cost and expense (subject to Tenant’s right to apply Landlord’s Contribution, as provided in Exhibit 4 attached hereto and made a part hereof by reference), perform all work (“Tenant’s Work”) necessary, in Tenant’s reasonable discretion, to prepare the Premises for Tenant’s use and occupancy. Tenant’s Work shall be performed in accordance with the provisions of the Lease, including, without limitation, Section 11 and Exhibit 4.

(b)                           Landlord’s property manager shall: (i) attend meetings in connection with Tenant’s Work, as reasonably requested by Tenant, and (ii) cooperate with Tenant in such manner as Tenant may reasonably request, to facilitate Tenant’s performance of Tenant’s Work, subject to the reasonable scheduling and operating needs of the Building, as determined by Landlord, in Landlord’s reasonable judgment.

(c)                            To the extent Landlord’s consent or approval is required in connection with any of Tenant’s Work, Landlord shall not unreasonably withhold, delay or condition any such consent or approval. Landlord shall respond to all plans and specifications proposed by Tenant within five (5) Business Days and shall either (i) grant its approval or consent to such plans or specifications or (ii) specify in all respects what is unsatisfactory, if anything, and what changes are necessary in order to obtain Landlord’s consent or approval.  Notwithstanding the foregoing, provided that a resubmission by Tenant to Landlord of plans and specifications are “bubbled” and redlined to indicate the changes from the version of the plans and specifications previously reviewed by Landlord, Landlord shall so respond within three (3) Business Days following any resubmission of such plans or specifications. To the extent that any breach by Landlord of, or failure by Landlord to fulfill, any of its obligations under this Section 3.2 actually causes a delay in Tenant’s ability achieve substantial completion of Tenant’s Work by April 1, 2016, such delay shall be considered to be a Landlord Delay, provided however that Landlord shall not be charged with any period of Landlord Delay based upon a breach of its obligations under this Section 3.2(c) prior to the time that Landlord receives written notice to Landlord of such delay.

4.                                      USE OF PREMISES

4.1                               Permitted Uses.  During the Term, Tenant shall use the Premises only for the Permitted Uses and for no other purposes.  Service and utility areas (whether or not a part of the Premises) shall be used only for the particular purpose for which they are designed.  Tenant shall keep the Premises equipped with appropriate safety appliances to the extent required by applicable Legal Requirements or insurance requirements.

4.2                               Prohibited Uses.

(a)                                 Notwithstanding any other provision of this Lease, Tenant shall not use the Premises or the Building, or any part thereof, or suffer or permit the use or occupancy of the Premises or the Building or any part thereof by Tenant, anyone claiming by, through or under Tenant, or any of their respective agents, employees, contractors, or licensees, and Tenant shall not knowingly suffer or permit the use or occupancy of the premises or the Building or any part thereof by any invitee of Tenant: (i) in a manner which would violate any of the covenants, agreements, terms, provisions and conditions of this Lease or otherwise applicable to or binding upon the Premises; (ii) for any unlawful purposes or in any unlawful manner; (iii) which, in the reasonable judgment of Landlord (taking into account the use of the Building as a combination laboratory, research and development and office building and the Permitted Uses) shall (a) materially impair the appearance or reputation of the Building; (b) materially impair, interfere with or otherwise diminish the quality of any of the Building services or the proper and economic heating, cleaning, ventilating, air conditioning or other servicing of the Building or Premises, or the use or occupancy of any of the Common Areas; (c) occasion material discomfort, inconvenience or annoyance in any material respect (and Tenant shall not install or use any electrical or other equipment of any kind which, in the reasonable judgment of Landlord, will cause any such impairment, interference, discomfort, inconvenience, annoyance or injury, other than in a de minimis manner), or cause any bodily injury or damage to any occupants of the Premises or other tenants or occupants of the Building or their property; or (d) cause harmful air emissions, laboratory odors or noises or any unusual or other objectionable odors, noises or emissions to emanate from the Premises; (iv) in a manner which is inconsistent with the operation and/or maintenance of the Building as a first-class combination office, research, development and laboratory facility; (v) for any fermentation processes whatsoever; or (vi) in a manner which shall increase such insurance rates on the Building or on property located therein over that applicable when Tenant first took occupancy of the Premises hereunder.

(b)                                 With respect to the use and occupancy of the Premises and the Common Areas, Tenant will not:  (i) place or maintain any signage (except as set forth in Section 12.2 below), trash, refuse or other articles in any vestibule or entry of the Premises, on the footwalks or corridors adjacent thereto or elsewhere on the exterior of the Premises, nor obstruct (other than in a de minimis manner) any driveway, corridor, footwalk, parking area, mall or any other Common Areas; (ii) permit undue accumulations of or burn garbage, trash, rubbish or other refuse within or without the Premises; (iii) permit the parking of vehicles so as to interfere with: (x) the ability of others, entitled thereto, to park in the common parking areas, or (y) the use of any driveway, corridor, footwalk, or other Common Areas; (iv) receive or ship articles of any kind outside of those areas reasonably designated by Landlord; (v) conduct or permit to be conducted any auction, going out of business sale, bankruptcy sale (unless directed by court order), or other similar type sale in or connected with the Premises; (vi) use the name of Landlord, or any of Landlord’s affiliates in any publicity, promotion, trailer, press release, advertising, printed, or display materials without Landlord’s prior written consent; or (vii) except in connection with Alterations (hereinafter defined) approved by Landlord, cause or permit any hole to be drilled or made in any part of the Building

(c)                                  For the purposes hereof, “Tenant, or any of their respective agents, employees, contractors, licensees, or invitees are sometimes collectively referred to herein as “Tenant Parties”.

4.3                               Chemical Safety Program.  Tenant shall establish and maintain a chemical safety program administered by a licensed, qualified individual (which individual may be a third party contractor/consultant approved by Landlord, which approval shall not be unreasonably withheld) in accordance with the requirements of the Massachusetts Water Resources Authority (“MWRA”) and any other applicable governmental authority.  Landlord acknowledges that Triumvirate Environmental may be engaged by Tenant to administer such chemical safety program.   Tenant shall be solely responsible for all costs incurred in connection with such chemical safety program, and Tenant shall provide Landlord with such documentation as Landlord may reasonably require evidencing Tenant’s compliance with the requirements of (a) the MWRA and any other applicable governmental authority with respect to such chemical safety program and (b) this Section.  Tenant shall obtain and maintain during the Term (i) any permit required by the MWRA (“MWRA Permit”) and (ii) a wastewater treatment operator license from the Commonwealth of Massachusetts with respect to Tenant’s use of any acid neutralization tank (“Acid Neutralization Tank”) exclusively serving the Premises (as defined below) in the Building.  Tenant shall not introduce anything into the Acid Neutralization Tank serving the Premises, if any (x) in violation of the terms of the MWRA Permit, (y) in violation of Legal Requirements or (z) that would interfere with the proper functioning of any such Acid Neutralization Tank.  Tenant may engage a properly licensed operator to manage Tenant’s operations of any Acid Neutralization Tank.

4.4                               Parking and Traffic Demand Management Plan.  If, after the Execution Date of this Lease, Landlord enters into a parking and traffic demand management plan with the City of Cambridge affecting the Property (“PTDM”), Tenant agrees, at its sole expense, to comply with the requirements of such PTDM, to the extent that the PTDM is not materially inconsistent with parking and traffic demand requirements then being imposed by the City of Cambridge on other multi-tenant laboratory buildings in the City of Cambridge.

5.                                      RENT; ADDITIONAL RENT

5.1                               Base Rent.  During the Term, Tenant shall pay to Landlord Base Rent in equal monthly installments, in advance and without demand on the first day of each month for and with respect to such month.  Unless otherwise expressly provided herein, the payment of Base Rent, additional rent and other charges reserved and covenanted to be paid under this Lease with respect to the Premises (collectively, “Rent”) shall commence on the Rent Commencement Date, and shall be prorated for any partial months.  Rent shall be payable to Landlord or, if Landlord shall so direct in writing, to Landlord’s agent or nominee, in lawful money of the United States which shall be legal tender for payment of all debts and dues, public and private, at the time of payment.

5.2                               Operating Costs.

(a)                                 “Operating Costs” shall mean all actual costs incurred and expenditures of whatever nature made by Landlord in the operation, management, repair, replacement, maintenance and insurance (including, without limitation, environmental liability insurance and property insurance on Landlord-supplied leasehold improvements for tenants, but not property insurance on tenants’ equipment) of the Property or allocated to the Property, including without limitation all costs of labor (wages, salaries, fringe benefits, etc.) up to and including the Property manager, however denominated, any costs for utilities supplied to exterior areas and the Common Areas, and any costs for repair and replacements, cleaning and maintenance of exterior areas and the Common Areas, related equipment, facilities and appurtenances and HVAC equipment, security services, a management fee and other administrative costs paid to Landlord’s property manager (not to exceed four percent (4%) of gross income of the Building), a commercially reasonable rental factor of Landlord’s management office for the Property, which management office may be located outside the Property and which may serve other properties in addition to the Property (in which event such costs shall be equitably allocated among the properties served by such office), the cost of operating any amenities in the Property available to all tenants of the Property and any subsidy provided by Landlord for or with respect to any such amenity; and the cost of the Common Area dumpster service.  For costs and expenditures made by Landlord in connection with the operation, management, repair, replacement, maintenance and insurance of the Building as a whole, Landlord shall make a reasonable allocation thereof between the retail and non-retail portions of the Building, if applicable.  Operating Costs shall not include Excluded Costs (hereinafter defined).

(b)                                 “Excluded Costs” shall be defined as (i) any ground rent, or, except to the extent included in Operating Costs in connection with Permitted Capital Expenditures, as hereinafter set forth, any mortgage charges (including amortization interest, principal, points and fees); (ii) brokerage commissions; (iii) salaries of executives and owners not directly employed in the management/operation of the Property and salaries and other compensation of employees, officers, executives or administrative personnel of Landlord above the position of building manager; (iv) the cost of work done by Landlord for a particular tenant, as well as any other cost which is reimbursable to Landlord by any tenant of the Building other than through Operating Cost pass-through provisions in such tenant’s lease with Landlord; (v) the cost of items which, by generally accepted accounting principles, would be capitalized on the books of Landlord (including, without limitation, correcting defects in the construction of the Property) or are otherwise not properly chargeable against income, except to the extent such capital item (referred to herein as “Permitted Capital Expenditure”) is: (A) required by any Legal Requirements that first become effective and applicable to the Property after the Execution Date, or (B) reasonably projected to reduce Operating Costs, provided that in either case (A) or (B) such cost is amortized (in accordance with the last sentence of this Section 5.2(b)) over the useful life of such improvements and further provided that in case (B) such amortized cost shall not exceed the reasonably projected savings in Operating Costs resulting from such capital items; (vi) the costs of Landlord’s Work and any contributions made by Landlord to any tenant of the Property in connection with the build-out of its premises; (vii) franchise or income taxes imposed on

Landlord; (viii) costs paid directly by individual tenants to suppliers, including tenant electricity, telephone and other utility costs; (ix) increases in premiums for insurance when such increase is caused by the use of the Building by Landlord or any other tenant of the Building; (x) depreciation of the Building; (xi) costs relating to maintaining Landlord’s existence as a corporation, partnership or other entity; (xii) appraisal, advertising and other fees and costs including legal fees incurred in procuring tenants; (xiii) the cost of repairs incurred by reason of fire or other casualty or condemnation in excess of costs which are included in any commercially reasonable deductible carried by Landlord under its casualty insurance policy (the parties hereby acknowledging that, as of the Execution Date, $25,000 is a commercially reasonable deductible), and the cost of any items for which Landlord is reimbursable by insurance (or which would have been reimbursable had Landlord carried the insurance required by this Lease), condemnation awards, refund, rebate or otherwise (provided that the foregoing shall not apply to payments by any tenant of the Building on account of such tenants’ share of Operating Cost and Tax pass-through or escalation over base-year provisions under their leases), and any expenses for repairs or maintenance to the extent covered by warranties, guaranties and service contracts; (xiv) costs incurred in connection with any disputes between Landlord and its employees, between Landlord and Building management, or between Landlord and other tenants or occupants; (xv) accrual of reserves for future repair or replacement costs; (xvi) any legal and accounting expenses arising out of any misconduct or negligence of Landlord or any person for which Landlord is responsible or arising out of dealings between any principals constituting Landlord or arising out of any leasing, sale or financing of the Building or the Property or any part thereof or arising out of disputes with tenants, other occupants, or prospective tenants or occupants or out of the construction of the improvements on the Property or out of the internal affairs of the ownership entity or entities constituting Landlord (xvii) cost and expense of Landlord’s Work; (xviii) any amounts paid by Landlord for which reimbursement is made from any source, including without limitation any cost recovered under any warranty, guaranty or insurance policy maintained or held by Landlord (provided that the foregoing shall not apply to payments by any tenant of the Building on account of such tenants’ share of Operating Cost and Tax pass-through or escalation over base-year provisions under their leases); (xix) any cost representing an amount paid for services or materials to a related person or entity to the extent such amount exceeds the amount that would be paid for such services or materials at the then existing market rates to an unrelated person or entity (provided however, that the provisions of this clause (xix) shall not apply to or limit management or administrative fees, which for the avoidance of doubt shall be included in Operating Costs only to the extent as provided in Section 5.2(a) above); (xx) costs of any cleanup, containment, abatement, removal or remediation of asbestos or other substances regulated by applicable law, rule, regulation or ordinance and detrimental to the environment or to the health of occupants of the Property, including without limitation Hazardous Materials (as hereinafter defined); (xxi) any increase in the cost of insurance attributable to the particular activities of any tenant which increases the cost of any fire, extended coverage or any other insurance policy covering all or any portion of the Property;  (xxii) allowances, concessions or other costs and expenses of improving or decorating any demised or demisable space in the Building, including without limitation the cost of acquisition of any sculpture, paintings or other objects of art; (xxiii) costs in the nature of penalties or fines; (xxiv) bad debt expenses; (xxv) the cost of installing and equipping any specialty improvement, such as a food service vending area or fitness facility generally available as an amenity for Building tenants; (xxvi) any costs or expenses (including fines, interest, penalties and legal fees) arising out of Landlord’s failure to timely pay Operating Expenses or Taxes; (xxvii) depreciation or amortization of costs required to be capitalized in accordance with generally accepted accounting principles, except to the extent expressly permitted hereunder; and (xxviii) Taxes (which are addressed in Section 5.3).  The amortized cost of capital improvements may, at Landlord’s option, include the Capital Interest Rate, as hereinafter defined. “Capital Interest Rate” shall be defined as an annual rate of either one percentage point over the AA Bond rate (Standard & Poor’s corporate composite or, if unavailable, its equivalent) as reported in the financial press at the time the capital expenditure is made or, if the capital item is acquired through third-party financing, then the actual (including fluctuating) rate paid by Landlord in financing the acquisition of such capital item.

(c)                                  Payment of Operating Costs.  Commencing as of the Rent Commencement Date and continuing thereafter throughout the remainder of the Term of the Lease, Tenant shall pay to Landlord, as additional rent, Tenant’s Share of Operating Costs.  Landlord may make a good faith estimate of Tenant’s Share of Operating Costs for any fiscal year or part thereof during the term, and Tenant shall pay to Landlord, on the Rent Commencement Date and on the first (1st) day of each calendar month thereafter, an amount equal to Tenant’s Share of Operating Costs for such fiscal year and/or part thereof divided by the number of months therein.  Landlord may estimate and re-estimate Tenant’s Share of Operating Costs and deliver a copy of the estimate or re-estimate to Tenant.  Thereafter, the monthly installments of Tenant’s Share of Operating Costs shall be appropriately adjusted in accordance with the estimations so that, by the end of the fiscal year in question, Tenant shall have paid all of Tenant’s Share of Operating Costs as estimated by Landlord.  Any amounts paid based on such an estimate shall be subject to adjustment as herein provided when actual Operating Costs are available for each fiscal year.  As of the Execution Date, the Property’s fiscal year is January 1 — December 31.

(d)                                 Annual Reconciliation.  Landlord shall, within one hundred twenty (120) days after the end of each fiscal year, deliver to Tenant a reasonably detailed statement of the actual amount of Operating Costs for such fiscal year (“Year End Statement”).  Failure of Landlord to provide the Year End Statement within the time prescribed shall not relieve Tenant from its obligations hereunder.  If the total of such monthly remittances on account of any fiscal year is greater than Tenant’s Share of Operating Costs actually incurred for such fiscal year, then, Tenant may credit the difference against the next installment(s) of additional rent on account of Operating Costs due hereunder, except that if such difference is determined after the end of the Term, Landlord shall refund such difference to Tenant within thirty (30) days after such determination to the extent that such difference exceeds any amounts then due from Tenant to Landlord.  If the total of such remittances is less than Tenant’s Share of Operating Costs actually incurred for such fiscal year, Tenant shall pay the difference to Landlord, as additional rent hereunder, within thirty (30) days of Tenant’s receipt of an invoice therefor.  Landlord’s estimate of Operating Costs for the next fiscal year shall be based upon the Operating Costs actually incurred for the prior fiscal year as reflected in the Year-End Statement plus a reasonable adjustment based upon estimated increases in Operating Costs.  The provisions of this Section 5.2(d) shall survive the expiration or earlier termination of this Lease.

(e)                                  Part Years.  If the Rent Commencement Date or the Expiration Date occurs in the middle of a fiscal year, Tenant shall be liable for only that portion of the Operating Costs with respect to such fiscal year within the Term.

(f)                                   Gross-Up.  If, during any fiscal year, less than 100% of the Building is occupied by tenants or if Landlord was not supplying all tenants with the services being supplied to Tenant hereunder, actual Operating Costs incurred shall be reasonably extrapolated by Landlord on an item-by-item basis to the reasonable Operating Costs that would have been incurred if the Building was 100% occupied and such services were being supplied to all tenants, and such extrapolated Operating Costs shall, for all purposes hereof, be deemed to be the Operating Costs for such fiscal year.  This “gross up” treatment shall be applied only with respect to variable Operating Costs arising from services provided to space in the Building being occupied by tenants (which services are not provided to vacant space or may be provided only to some tenants) in order to allocate equitably such variable Operating Costs to the tenants receiving the benefits thereof.

(g)                                  Audit Right.  Provided there is then no uncured Event of Default, Tenant may, upon at least ninety (90) days’ prior written notice, inspect or audit Landlord’s records relating to Operating Costs for any periods of time within the previous fiscal year before the audit or inspection.  However, no audit or inspection shall extend to periods of time before the Rent Commencement Date.  If Tenant fails to object to the calculation of Tenant’s Share of Operating Costs on the Year-End Statement within one hundred twenty (120) days after such statement has been delivered to Tenant and/or fails to complete any such audit or inspection within two hundred forty (240) days after receipt of the Year End Statement, then Tenant shall be deemed to have waived its right to object to the calculation of Tenant’s Share of Operating Costs for the year in question and the calculation thereof as set forth on such statement shall be final.  Tenant’s audit or inspection shall be conducted only at Landlord’s offices or the offices of Landlord’s property manager during business hours reasonably designated by Landlord.  Tenant shall pay the cost of such audit or inspection.  Tenant may not conduct an inspection or have an audit performed more than once during any fiscal year.  If, after such inspection or audit is made, it is finally determined or agreed that that an error was made in the calculation of Tenant’s Share of Operating Costs previously charged to Tenant, then, Tenant may credit the difference against the next installment of additional rent on account of Operating Costs due hereunder, except that if such difference is determined after the end of the Term, Landlord shall refund such difference to Tenant within thirty (30) days after such determination to the extent that such difference exceeds any amounts then due from Tenant to Landlord.  If, after such inspection or audit is made, it is finally determined or agreed that there was an underpayment by Tenant, then Tenant shall pay to Landlord, as additional rent hereunder, any underpayment of any such costs, as the case may be, within thirty (30) days after receipt of an invoice therefor.  If, after such inspection or audit is made, it is finally determined or agreed that that an error was made in the calculation of Tenant’s Share of Operating Costs previously charged to Tenant so that the amount billed to Tenant was in error in excess of four percent (4%) of the actual costs, then Landlord shall pay to Tenant the reasonable cost of such an audit, together with interest on the overstated amount at the Lease Interest Rate, as defined in Section 5.4 hereof.  Tenant shall maintain the results of any such audit or inspection confidential and shall not be permitted to use any third party to perform such audit or inspection, other than Tenant’s employees, consultants approved by Landlord (which approval shall not be unreasonably withheld, conditioned or delayed) or an independent firm of certified public accountants (A) reasonably acceptable to Landlord, (B) which is not compensated on a contingency fee basis or in any other manner which is dependent upon the results of such audit or inspection, and (C) which executes Landlord’s standard confidentiality agreement, which shall be a commercially reasonable form, whereby it shall agree to maintain the results of such audit or inspection confidential, but subject to commercially reasonable exceptions to such confidentiality.  Nothing in the foregoing shall preclude Tenant or its auditor from disclosing any audit or inspection results to third parties, to the extent: (i) required by Legal Requirements, court order, order of governmental authority or pursuant to any requirements or rules of any stock exchange listing, or (ii) in litigation or other dispute resolution proceedings between Landlord and Tenant.  The provisions of this Section 5.2(g) shall survive the expiration or earlier termination of this Lease.

5.3                               Taxes.

(a)                                 “Taxes” shall mean the real estate taxes and other taxes, levies and assessments imposed upon the Building and the Land, and upon any personal property of Landlord used in the operation thereof (Landlord hereby agreeing if any such personal property is used in connection with the operation of more than one property, the taxes imposed upon such personal property shall be equitably allocated between the Building and the other properties where such property is used), or on Landlord’s interest therein or such personal property; charges, fees and assessments for transit, housing, police, fire or other services or purported benefits to the Building and the Land (including without limitation any community preservation assessments); service or user payments in lieu of taxes; and any and all other taxes, levies, betterments, assessments and charges arising from the ownership, leasing, operation, use or occupancy of the Building and the Land or based upon rentals derived therefrom, which are or shall be imposed by federal, state, county, municipal or other governmental authorities.  From and after substantial completion of any occupiable improvements constructed as part of a Future Development, as defined in Section 2.2, if such improvements are not separately assessed, Landlord shall reasonably allocate Taxes between the Building and such improvements and the land area associated with the same.  Taxes shall not include any inheritance, estate, succession, gift, franchise, rental, income or profit tax, capital stock tax, capital levy or excise, or any income taxes arising out of or related to the ownership and operation of the Building and the Land, provided, however, that any of the same and any other tax, excise, fee, levy, charge or assessment, however described, that may in the future be levied or assessed as a substitute for or an addition to, in whole or in part, any tax, levy or assessment which would otherwise constitute Taxes, whether or not now customary or in the contemplation of the parties on the Execution Date of this Lease, shall constitute Taxes, but only to the extent calculated as if the Building and the Land were the only real estate owned by Landlord.   “Taxes” shall also include reasonable expenses (including without limitation legal and consultant fees) of tax abatement or other proceedings contesting assessments or levies.

(b)                                 “Tax Period” shall be any fiscal/tax period in respect of which Taxes are due and payable to the appropriate governmental taxing authority (i.e., as mandated by the governmental taxing authority), any portion of which period occurs during the Term of this Lease.

(c)                                  Payment of Taxes.  Commencing as of the Rent Commencement Date and continuing thereafter throughout the Term of the Lease, Tenant shall pay to Landlord, as additional rent, Tenant’s Building Share of taxes relating to or allocable to the Building and Tenant’s Share of Taxes relating to or allocable to the Land.  Landlord may make a good faith estimate of the Taxes to be due by Tenant for any Tax Period or part thereof during the Term, and

Tenant shall pay to Landlord, on the Rent Commencement Date and on the first (1st) day of each calendar month thereafter, an amount equal to Tenant’s Share of Taxes for such Tax Period or part thereof divided by the number of months therein. Landlord may estimate and re-estimate Tenant’s Share of Taxes and deliver a copy of the estimate or re-estimate to Tenant.  Thereafter, the monthly installments of Tenant’s Share of Taxes shall be appropriately adjusted in accordance with the estimations so that, by the end of the Tax Period in question, Tenant shall have paid all of Tenant’s Share of Taxes as estimated by Landlord.  Any amounts paid based on such an estimate shall be subject to adjustment as herein provided when actual Taxes are available for each Tax Period.  If the total of such monthly remittances is greater than Tenant’s Share of Taxes actually due for such Tax Period, then Tenant may credit the difference against the next installment of additional rent on account of Taxes and other amounts due hereunder, except that if such difference is determined after the end of the Term, Landlord shall refund such difference to Tenant within thirty (30) days after such determination to the extent that such difference exceeds any amounts then due from Tenant to Landlord.  If the total of such remittances is less than Tenant’s Share of Taxes actually due for such Tax Period, Tenant shall pay the difference to Landlord, as additional rent hereunder, within thirty (30) days of Tenant’s receipt of an invoice therefor.  Landlord’s estimate for the next Tax Period shall be based upon actual Taxes for the prior Tax Period plus a reasonable adjustment based upon estimated increases in Taxes.  The provisions of this Section 5.3(c) shall survive the expiration or earlier termination of this Lease.

(d)                                 Effect of Abatements.  Appropriate credit against Taxes shall be given for any refund obtained by reason of a reduction in any Taxes by the assessors or the administrative, judicial or other governmental agency responsible therefor after deduction of Landlord’s expenditures for reasonable legal fees and for other reasonable expenses incurred in obtaining the Tax refund.

(e)                                  Part Years. If the Rent Commencement Date or the Expiration Date occurs in the middle of a Tax Period, Tenant shall be liable for only that portion of the Taxes, as the case may be, with respect to such Tax Period within the Term.

5.4                               Late Payments.

(a)                                 Any payment of Rent due hereunder not paid within five (5) Business Days after the same is due shall bear interest for each month or fraction thereof from the due date until paid in full at the annual rate of the annual prime rate of interest published in the Wall Street Journal (in the event that the prime rate is no longer published by the Wall Street Journal, a comparable measure), plus five (5%) percent, or at any applicable lesser maximum legally permissible rate for debts of this nature (the “Lease Interest Rate”).

(b)                                 Additionally, if Tenant fails to make any payment within five (5) Business Days after the due date therefor, Landlord may charge Tenant a fee (“Late Fee”), which shall constitute liquidated damages, equal to One Thousand and NO/100 Dollars ($1,000.00) for each such late payment.  Notwithstanding the foregoing, Landlord agrees that no Late Fee shall be due with respect to any payment due from Tenant during any calendar year, unless an Initial Late Fee Event has previously occurred during such twelve (12) month period.  An “Initial Late Fee Event” shall mean any failure by Tenant to make a payment when due, which failure is not cured on or before the date five (5) Business Days after Landlord gives Tenant written notice that such payment is past due.  Landlord agrees to waive the Late Fee with respect to the Initial Late Fee Event which occurs in any calendar year.

(c)                                  For each Tenant payment check to Landlord that is returned by a bank for any reason, Tenant shall pay a returned check charge equal to the amount as shall be customarily charged by Landlord’s bank at the time.

(d)                                 Money paid by Tenant to Landlord shall be applied to Tenant’s account in the following order: first, to any unpaid additional rent, including without limitation late charges, returned check charges, legal fees and/or court costs chargeable to Tenant hereunder; and then to unpaid Base Rent.

(e)                                  The parties agree that the Late Fee referenced in Section 5.4(b) represents a fair and reasonable estimate of the costs that Landlord will incur by reason of any late payment by Tenant, and the payment of late charges and interest are distinct and separate in that the payment of interest is to compensate Landlord for the use of Landlord’s money by Tenant, while the payment of late charges is to compensate Landlord for Landlord’s processing, administrative and other costs incurred by Landlord as a result of Tenant’s delinquent payments.  Acceptance of a late charge or interest shall not constitute a waiver of Tenant’s default with respect to the overdue amount or prevent Landlord from exercising any of the other rights and remedies available to Landlord under this Lease or at law or in equity now or hereafter in effect.

5.5                               No Offset; Independent Covenants; Waiver.  Rent shall be paid without notice or demand, and without setoff, counterclaim, defense, abatement, suspension, deferment, reduction or deduction, except as expressly provided herein.  TENANT WAIVES ALL RIGHTS (I) TO ANY ABATEMENT, SUSPENSION, DEFERMENT, REDUCTION OR DEDUCTION OF OR FROM RENT, AND (II) TO QUIT, TERMINATE OR SURRENDER THIS LEASE OR THE PREMISES OR ANY PART THEREOF, EXCEPT AS EXPRESSLY PROVIDED HEREIN.  TENANT HEREBY ACKNOWLEDGES AND AGREES THAT THE OBLIGATIONS OF TENANT HEREUNDER SHALL BE SEPARATE AND INDEPENDENT COVENANTS AND AGREEMENTS, THAT RENT SHALL CONTINUE TO BE PAYABLE IN ALL EVENTS AND THAT THE OBLIGATIONS OF TENANT HEREUNDER SHALL CONTINUE UNAFFECTED, UNLESS THE REQUIREMENT TO PAY OR PERFORM THE SAME SHALL HAVE BEEN TERMINATED PURSUANT TO AN EXPRESS PROVISION OF THIS LEASE.  LANDLORD AND TENANT EACH ACKNOWLEDGES AND AGREES THAT THE INDEPENDENT NATURE OF THE OBLIGATIONS OF TENANT HEREUNDER REPRESENTS FAIR, REASONABLE, AND ACCEPTED COMMERCIAL PRACTICE WITH RESPECT TO THE TYPE OF PROPERTY SUBJECT TO THIS LEASE, AND THAT THIS AGREEMENT IS THE PRODUCT OF FREE AND INFORMED NEGOTIATION DURING WHICH BOTH LANDLORD AND TENANT WERE REPRESENTED BY COUNSEL SKILLED IN NEGOTIATING AND DRAFTING COMMERCIAL LEASES IN MASSACHUSETTS, AND THAT THE ACKNOWLEDGEMENTS AND AGREEMENTS CONTAINED HEREIN ARE MADE WITH FULL KNOWLEDGE OF THE HOLDING IN WESSON V. LEONE ENTERPRISES, INC., 437 MASS. 708 (2002).  SUCH ACKNOWLEDGEMENTS,

AGREEMENTS AND WAIVERS BY TENANT ARE A MATERIAL INDUCEMENT TO LANDLORD ENTERING INTO THIS LEASE.

5.6                               Survival.  Any obligations under this Section 5 which shall not have been paid at the expiration or earlier termination of the Term shall survive such expiration or earlier termination and shall be paid when and as the amount of same shall be determined and be due.

6.                                      INTENTIONALLY DELETED

7.                                      LETTER OF CREDIT

7.1                               Amount.  Contemporaneously with the execution of this Lease, Tenant shall deliver to Landlord an irrevocable letter of credit (the “Letter of Credit”) that shall (a) be in the initial amount of One Million Three Hundred Thirty-Three Thousand Eight Hundred Twelve ($1,333,812.00) Dollars; (b) be issued on the form attached hereto as Exhibit 5, which Exhibit 5 is made a part hereof by reference; (c) name Landlord as its beneficiary; (d) be drawn on an FDIC insured financial institution reasonably satisfactory to Landlord that both (x) has an office in the greater Boston metropolitan area that will accept presentation of, and pay against, the Letter of Credit and (y) satisfies both the Minimum Rating Agency Threshold and the Minimum Capital Threshold (as those terms are defined below).  The “Minimum Rating Agency Threshold” shall mean that the issuing bank has outstanding unsecured, uninsured and unguaranteed senior long-term indebtedness that is then rated (without regard to qualification of such rating by symbols such as “+” or “-” or numerical notation) “Baa” or better by Moody’s Investors Service, Inc. and/or “BBB” or better by Standard & Poor’s Rating Services, or a comparable rating by a comparable national rating agency designated by Landlord in its discretion.  The “Minimum Capital Threshold” shall mean that the Issuing Bank has combined capital, surplus and undivided profits of not less than $10,000,000,000.  The Letter of Credit (and any renewals or replacements thereof) shall be for a term of not less than one (1) year.  If the issuer of the Letter of Credit gives notice of its election not to renew such Letter of Credit for any additional period, Tenant shall be required to deliver a substitute Letter of Credit satisfying the conditions hereof at least thirty (30) days prior to the expiration of the term of such Letter of Credit.  If the issuer of the Letter of Credit fails to satisfy either or both of the Minimum Rating Agency Threshold or the Minimum Capital Threshold, Tenant shall be required to deliver a substitute letter of credit from another issuer reasonably satisfactory to the Landlord and that satisfies both the Minimum Rating Agency Threshold and the Minimum Capital Threshold not later than ten (10) Business Days after Landlord notifies Tenant of such failure.  Tenant agrees that it shall from time to time, as necessary, whether as a result of a draw on the Letter of Credit by Landlord pursuant to the terms hereof or as a result of the expiration of the Letter of Credit then in effect, renew or replace the original and any subsequent Letter of Credit so that a Letter of Credit, in the amount required hereunder, is in effect until a date which is at least thirty (30) days after the latest to occur of: (i) the Expiration Date, (ii) the date that Tenant vacates and delivers the Premises to Landlord in the condition required hereunder, and (iii) the date that Tenant delivers to Landlord the Hygienist Certification required pursuant to Section 21.1(b).  If Tenant fails to furnish such renewal or replacement at least sixty (60) days prior to the stated expiration date of the Letter of Credit then held by Landlord, Landlord may draw upon such Letter of Credit and hold the proceeds thereof (and such proceeds need not be segregated) as a Security Deposit pursuant to the terms of this Article 7.  Any renewal or replacement of the original or any subsequent Letter of Credit shall meet the requirements for the original Letter of Credit as set forth above, except that such replacement or renewal shall be issued by a national bank reasonably satisfactory to Landlord at the time of the issuance thereof.

7.2                               Application of Proceeds of Letter of Credit.  During the existence of an uncured Event of Default, or if any proceeding shall be instituted by or against Tenant pursuant to any of the provisions of any Act of Congress or State law relating to bankruptcy, reorganizations, arrangements, compositions or other relief from creditors (and, in the case of any proceeding instituted against it, if Tenant shall fail to have such proceedings dismissed within sixty (60) days) or if Tenant is adjudged bankrupt or insolvent as a result of any such proceeding, Landlord at its sole option may draw down all or a part of the Letter of Credit.  The balance of any Letter of Credit cash proceeds shall be held in accordance with Section 7.5 below.  Should the entire Letter of Credit, or any portion thereof, be drawn down by Landlord, Tenant shall, upon the written demand of Landlord, deliver a replacement Letter of Credit in the amount drawn, and Tenant’s failure to do so within ten (10) Business Days after receipt of such written demand shall constitute an additional Event of Default hereunder.  The application of all or any part of the cash proceeds of the Letter of Credit to any obligation or default of Tenant under this Lease shall not deprive Landlord of any other rights or remedies Landlord may have nor shall such application by Landlord constitute a waiver by Landlord.

7.3                               Transfer of Letter of Credit.  In the event that Landlord transfers its interest in the Premises, Tenant shall upon notice from and at no cost to Landlord, deliver to Landlord an amendment to the Letter of Credit or a replacement Letter of Credit naming Landlord’s successor as the beneficiary thereof. If Tenant fails to deliver such amendment or replacement within ten (10) Business Days after written notice from Landlord, Landlord shall have the right to draw down the entire amount of the Letter of Credit and hold the proceeds thereof in accordance with Section 7.5 below.

7.4                               Credit of Issuer of Letter of Credit.  In event that any bank or institution which has issued the Letter of Credit or any replacement Letter of Credit hereunder ceases to satisfy the Minimum Capital Threshold, as defined in Section 7.1, Landlord reserves the right to require that Tenant change the issuing bank or institution to another bank or institution reasonably approved by Landlord.  Tenant shall, within thirty (30) days after receipt of written notice from Landlord, which notice shall include the basis for Landlord’s reasonable belief that there has been a material adverse change in the financial position of the issuer of the Letter of Credit, replace the then-outstanding letter of credit with a like Letter of Credit from another bank or institution approved by Landlord, which approval shall not be unreasonably withheld, conditioned, or delayed.

7.5                               Cash Proceeds of Letter of Credit.  Landlord shall hold the balance of proceeds remaining after a draw on the Letter of Credit (each hereinafter referred to as the “Security Deposit”) as security for Tenant’s performance of all its Lease obligations.  While an uncured Event of Default exists, Landlord may apply the Security Deposit, or any part thereof, to Landlord’s damages without prejudice to any other Landlord remedy.  Landlord has no obligation to pay interest on the Security Deposit and may co-mingle the Security Deposit with Landlord’s funds.  If Landlord conveys its interest under this Lease, the Security Deposit, or any part not applied previously, shall be turned over to the grantee in which case Tenant shall look solely to the grantee for the proper application and return of the Security Deposit.

7.6                               Return of Security Deposit or Letter of Credit.  Should Tenant comply with all of such terms, covenants and conditions of the Lease (including, without limitation, Section 21) and promptly pay all sums payable by Tenant to Landlord hereunder, the Security Deposit and/or Letter of Credit or the remaining proceeds therefrom, as applicable, shall be returned to Tenant within forty-five (45) days after the end of the Term, less any portion thereof which may have been utilized by Landlord to cure any default or applied to any actual damage suffered by Landlord.

8.                                      INTENTIONALLY OMITTED

9.                                      UTILITIES, LANDLORD’S SERVICES

9.1                               Electricity Landlord, at its expense and not as part of Operating Costs, shall furnish and install in a location reasonably selected by Landlord in or near the Premises a submeter to be used to measure electricity furnished to the Premises and any equipment exclusively serving the same (“Premises Electricity”).  Landlord shall maintain and keep in good order, condition and repair such submeter, the cost of which shall be included in Operating Costs.  Tenant shall, as additional rent, pay the cost of Premises Electricity as shown by periodic readings of such submeter at the same cost per kilowatt hour as Landlord pays for electric service to the Building.  Such amounts shall be paid from time to time within thirty (30) days after delivery of Landlord’s invoice therefor.  Notwithstanding the foregoing, Landlord shall have the right to require Tenant to pay such amounts monthly on an estimated basis in amounts reasonably estimated by Landlord based on previous actual usage.  In such event, within sixty (60) days after the expiration of each calendar year during the Term, Landlord shall provide Tenant with a reconciliation statement setting forth the actual usage of Premises Electricity as measured by such submeter.  Such statement shall be accompanied by copies of Landlord’s electric invoices for the applicable year.  If such statement shows that the estimated payments for Premises Electricity exceeded the actual cost thereof, determined as aforesaid, then Landlord shall either refund such excess to Tenant together with the delivery of such statement or shall credit such excess against the next installment of Rent payable under this Lease.  If such statement shows that the actual cost of Premises Electricity for such year exceeded the amount of such estimated payments, then Tenant shall pay the amount of such excess to Landlord within thirty (30) days after delivery of such statement.  Upon reasonable advance notice to Landlord from time to time, Tenant shall have the right to access such submeter in order to perform meter readings.

9.2                               Water.  Landlord shall contract with the utility provider for water service to the Property, including the Premises.  Except as otherwise provided below, the cost of providing water service to the Premises and all other portions of the Building (including, without limitation, the premises of other tenants or occupants of the Building) shall be included in Operating Costs.  Notwithstanding the foregoing, if Landlord determines that Tenant is using water in excess of its proportionate share (by floor area) of the total water usage in the Building, Landlord may elect, at Tenant’s expense, to furnish and install in a location in or near the Premises metering equipment to measure water furnished to the Premises and any equipment exclusively serving the same.  In such event, Tenant shall, within thirty (30) days after Landlord’s written demand therefor from time to time, pay to Landlord, as additional rent, the full amount of any water service charges attributable to such meter.

9.3                               Gas.  Landlord shall contract with the utility provider for gas service to the Property, including the Premises.  The cost of gas used to provide base building HVAC shall be included in the costs reimbursed by Tenant pursuant to Section 9.6 below.  If Tenant requires gas service for the operation of Tenant’s laboratory equipment in the Premises, Tenant shall, at Tenant’s sole cost and expense, (i) install a submeter approved by Landlord (which approval shall not be unreasonably withheld, conditioned, or delayed) to measure the consumption of gas by such laboratory equipment, and (ii) Tenant shall pay to Landlord, as additional rent, the actual cost of gas consumed by such laboratory equipment (without mark-up payable to Landlord), as additional rent, within thirty (30) days of billing therefor, from time to time.

9.4                               Other Utilities.  Subject to Landlord’s reasonable rules and regulations governing the same, Tenant shall obtain and pay, as and when due, for all other utilities and services consumed in and/or furnished to the Premises, together with all taxes, penalties, surcharges and maintenance charges pertaining thereto.  Tenant shall be responsible for all telephone and data wiring throughout its Premises.

9.5                               Interruption or Curtailment of Utilities.  When necessary by reason of accident or emergency, or for repairs, alterations, replacements or improvements which in the reasonable judgment of Landlord are necessary to be made for the operation or management of the Building, Landlord reserves the right, upon as much prior notice to Tenant as is practicable under the circumstances and no less than twenty-four (24) hours’ notice except in the event of an emergency, to interrupt, curtail, or stop (i) the furnishing of hot and/or cold water, and (ii) the operation of the plumbing and electric systems.  Landlord shall exercise reasonable diligence to minimize and eliminate the cause of any such interruption, curtailment, stoppage or suspension, but, except as set forth in Section 10.7, there shall be no diminution or abatement of Rent or other compensation due from Landlord to Tenant hereunder, nor shall this Lease be affected or any of Tenant’s obligations hereunder reduced, and Landlord shall have no responsibility or liability for any such interruption, curtailment, stoppage, or suspension of services or systems.

9.6                               Landlord’s Services.  Subject to reimbursement pursuant to Section 5.2 above, Landlord shall provide the services described in Exhibit 6 attached hereto and made a part hereof by reference (“Landlord’s Services”).  Except as provided below with respect to HVAC service, all costs incurred in connection with the provision of Landlord’s Services shall be included in Operating Costs.  All costs incurred by Landlord to provide HVAC service to the Premises shall be reimbursed by Tenant to Landlord as Additional Rent.  Such costs shall include the cost of all utility services used in the operation of the HVAC system(s) providing HVAC service to the Premises and the actual costs incurred by Landlord in the operation, maintenance, and repair of such system(s), without mark-up payable to Landlord.  Landlord shall allocate to the Premises a portion of the total amount of such costs incurred with respect to the Building based upon the cubic footage of heated, chilled, and fresh air distributed in the Premises as indicated by the energy management system serving the Building as a percentage of the aggregate cubic footage of heated, chilled, and fresh air distributed in the entire Building for the applicable period.  Tenant shall pay such costs monthly, together with monthly installments of Base Rent, on an estimated basis in amounts from time to time reasonably determined by Landlord.  After the close of each fiscal year, Landlord shall determine the actual amount of such costs for such year and deliver to Tenant a reasonably detailed statement thereof, together with a statement of the amounts paid by Tenant on an estimated basis toward such costs as aforesaid.  If such statement indicates that the estimated amounts paid by Tenant are less than Tenant’s allocable share of the actual amount of such costs for such fiscal year, then Tenant shall pay the amount of such shortfall to Landlord within thirty (30) days after delivery of such statement.  If such statement indicates that Tenant’s estimated payments for such year exceed the actual amount of such costs for such year, then Landlord shall credit the excess against the next due installment(s) of additional rent payable under this Section 9.6.

10.                               MAINTENANCE AND REPAIRS

10.1                        Maintenance and Repairs by Tenant.  Tenant shall keep the Premises, including without limitation the entire interior of the Premises, all electronic, phone and data cabling and related equipment (other than building service equipment) that is installed by or for the exclusive benefit of the Tenant and anyone claiming by, through or under Tenant (whether located in the Premises or other portions of the Building), all fixtures, equipment and specialty lighting therein, electrical equipment wiring, doors, non structural walls, interior windows and floor coverings, neat and clean, and in good repair, order and condition reasonable wear and tear and damage by Casualty excepted.

10.2                        Maintenance and Repairs by Landlord.  Except as otherwise provided in Section 15, and subject to Tenant’s obligations in Section 10.1 above, Landlord shall maintain and keep in reasonable condition the Building foundation, the roof, Building structure, structural floor slabs and columns, Common Areas, parking areas and common building systems, in good repair, order and condition.  In addition, Landlord shall operate and maintain the Common Areas in substantially the same manner as comparable combination office and laboratory facilities in the vicinity of the Premises.  Without limiting the foregoing, Landlord shall remove snow and ice from the sidewalks and other paved areas on the Property as reasonably necessary .  All costs incurred by Landlord under this Section 10.2 shall be included in Operating Costs, subject to the provisions of Section 5.2.

10.3                        Accidents to Sanitary and Other Systems.  Tenant shall give to Landlord notice of any fire or accident in the Premises or in the Building and of any damage to, or defective condition in, any part or appurtenance of the Building including, without limitation, sanitary, electrical, ventilation, heating and air conditioning or other systems located in, or passing through, the Premises, promptly after Tenant has knowledge of the same.  Except as otherwise provided in Section 15, and subject to Tenant’s obligations in Section 10.1 above, such damage or defective condition shall be remedied by Landlord with reasonable diligence, but, subject to Section 14.5 below, to the extent that such damage or defective condition was caused by any of the Tenant Parties, the cost to remedy the same shall be paid by Tenant.

10.4                        Floor Load—Heavy Equipment.  Tenant shall not place a load upon any floor of the Premises exceeding the floor load per square foot of area which such floor was designed to carry and which is allowed by Legal Requirements.  Landlord reserves the right to prescribe the weight and position of all safes, heavy machinery, heavy equipment, freight, bulky matter or fixtures (collectively, “Heavy Equipment”), which shall be placed so as to distribute the weight.  Heavy Equipment shall be placed and maintained by Tenant at Tenant’s expense in settings sufficient in Landlord’s reasonable judgment to reasonably and prevent vibration, noise. Tenant shall not move any Heavy Equipment into or out of the Building without giving Landlord prior written notice thereof and observing all of Landlord’s Rules and Regulations with respect to the same.  If such Heavy Equipment requires special handling, Tenant agrees to employ only persons holding the appropriate license or certificate required by Legal Requirements to do said work, and that all work in connection therewith shall comply with Legal Requirements.  Any such moving shall be at the sole risk and hazard of Tenant and Tenant will defend, indemnify and save Landlord and Landlord’s agents (including without limitation its property manager), contractors and employees (collectively with Landlord, the “Landlord Parties”) harmless from and against any and all claims, damages, losses, penalties, costs, expenses and fees (including without limitation reasonable legal fees) (collectively, “Claims”) to the extent resulting directly or indirectly from such moving, except, subject to Section 14.5, to the extent caused by the negligence or willful misconduct of any of the Landlord Parties.  Proper placement of all Heavy Equipment brought into the Premises by Tenant or any Tenant Parties shall be Tenant’s responsibility.

10.5                        Premises Cleaning.  Tenant shall be responsible, at its sole cost and expense, for janitorial and trash removal services and other biohazard disposal services for the Premises, including the laboratory areas thereof.  Such services shall be performed by licensed (where required by law or governmental regulation), insured and qualified contractors approved in advance, in writing, by Landlord (which approval shall not be unreasonably withheld, delayed or conditioned) and on a sufficient basis to ensure that the Premises are at all times kept neat and clean.

10.6                        Pest Control.  Tenant, at Tenant’s sole cost and expense, shall cause the Premises to be exterminated on a monthly basis to Landlord’s reasonable satisfaction and shall cause all portions of the Premises used for the storage, preparation, service or consumption of food or beverages to be cleaned daily in a manner reasonably satisfactory to Landlord, and to be treated against infestation by insects, rodents and other vermin and pests whenever there is evidence of any infestation.  Tenant shall not permit any person to enter the Premises for the purpose of providing such extermination services, unless such persons have been approved by Landlord, which approval shall not be unreasonably withheld, conditioned, or delayed.  If requested by Landlord, Tenant shall, at Tenant’s sole cost and expense, store any refuse generated in the Premises by the consumption of food or beverages in a cold box or similar facility.

10.7                        Tenant’s Remedies in the Event of Service Interruption.

(a)                                 Abatement of Base Rent.  In the event that: (i) there shall be an interruption, curtailment or suspension of any service or failure to perform any obligation required to be provided or performed by Landlord pursuant to Sections 9 and/or 10 (and no reasonably equivalent alternative service or supply is provided by Landlord) that shall materially interfere with Tenant’s use and enjoyment of the Premises, or any portion thereof (any such event, a “Service Interruption”), and (ii) such Service Interruption shall continue for five (5) consecutive Business Days following receipt by Landlord of written notice (the “Service Interruption Notice”) from Tenant describing such Service Interruption (“Abatement Service Interruption Cure Period”), and (iii) subject to Section 10.7(3) below, such Service Interruption shall not have been caused by Tenant Fault, as defined in Section 10.7(2) below (an event that satisfies the foregoing conditions (i)-(iii) being referred to hereinafter as a “Material Service Interruption”) then, Tenant, subject to the next following sentence, shall be entitled to an equitable abatement of Base Rent, Operating Costs and Taxes based on the nature and duration of the Material Service Interruption and the area of the Premises affected, for any and all days following the Material Service Interruption Cure Period that both (x) the Material Service Interruption is continuing and (y) Tenant does not use such affected areas of the Premises for a bona fide business purpose.  The Abatement Service Interruption Cure Period shall be extended by reason of any delays in Landlord’s ability to cure the Service Interruption in question caused by Landlord’s Force Majeure, provided however, that in no event shall the Abatement Service Interruption Cure Period with respect to any Service Interruption be longer than twelve (12) consecutive Business Days after Landlord receives the applicable Service Interruption Notice.

(b)                                 Tenant’s Termination Right.  In the event that: (i) a Service Interruption occurs, and (ii) such Service Interruption continues for a period of ninety (90) consecutive days after Landlord receives a Service Interruption Notice with respect to such Service Interruption (“Termination Service Interruption Cure Period”), and (iii) subject to Section 10.7(3) below, such Service Interruption shall not have been caused by the default, negligence or willful misconduct of Tenant or Tenant’s agents, employees, or contractors (any such cause being referred to as “Tenant Fault”), and (iv) for so long as Tenant ceases to use the affected portion of the Premises during such Service Interruption, then Tenant shall have the right to terminate this Lease by giving a written termination notice to Landlord after the expiration of the Termination Service Interruption Cure Period.  If such Service Interruption is cured within ten (10) days (“Post-Termination Notice Cure Period”) after Landlord receives such termination notice, then Tenant shall have no right to terminate this Lease based upon such Service Interruption and Tenant’s termination notice shall be of no force or effect.  If such condition is not cured within the Post-Termination Notice Cure Period, then the term of the Lease shall terminate as of the expiration of the Post-Termination Cure Period.  The Termination Service Interruption Cure Period and the Post-Termination Notice Cure Period shall each be extended by reason of any delays in Landlord’s ability to cure the Service Interruption in question caused by Landlord’s Force Majeure, provided however, that in no event shall the aggregate extension of the Termination Service Interruption Cure Period and the Post-Termination Notice Cure Period by reason of Landlord’s Force Majeure exceed sixty (60) days.

(c)                                  In the event that a Service Interruption is caused by both Tenant Fault and another causes or causes, then, for the purposes of determining whether the length of such Service Interruption is longer than the Interruption Abatement Service Interruption Cure Period, the Termination Service Interruption Cure Period, and/or the Post-Termination Notice Cure, the length of such Service Interruption shall be deemed have occurred for the period which such Service Interruption would have continued but for such Tenant Fault.

(d)                                 In the event of any Service Interruption, Landlord will use all commercially reasonable efforts to restore any Service Interruption as soon as is reasonably practicable.

(e)                                  The provisions of this Section 10.7 shall not apply in the event of a Service Interruption caused by Casualty or Taking (see Section 15 hereof).

(f)                                   The provisions of this Section 10.7 set forth Tenant’s sole rights and remedies, both in law and in equity, in the event of any Service Interruption.

11.                               ALTERATIONS AND IMPROVEMENTS BY TENANT

11.1                        Landlord’s Consent Required. Tenant shall not make any alterations, decorations, installations, removals, additions or improvements (collectively, “Alterations”) in or to the Premises without Landlord’s prior written approval of the contractor(s), written plans and specifications and a time schedule therefor.  Such approval shall not be unreasonably withheld, conditioned or delayed, except that Landlord may withhold its consent on the basis of Landlord’s bona fide business judgment with respect to: (i) aesthetic matters relating to Alterations which are visible from the exterior of the Building, and (ii) Alterations affecting the exterior of the Building.  Landlord reserves the right to require that Tenant use Landlord’s preferred vendor(s) for any Alterations that involve roof penetrations, alarm tie-ins, sprinklers, fire alarm and other life safety equipment.  Tenant shall not make any amendments or additions to plans and specifications approved by Landlord without Landlord’s prior written consent, which consent shall not be unreasonably withheld, conditioned, or delayed.  Tenant shall be responsible for all elements of the design of Tenant’s plans (including, without limitation, compliance with Legal Requirements, functionality of design, the structural integrity of the design, the configuration of the Premises and the placement of Tenant’s furniture, appliances and equipment), and Landlord’s approval of Tenant’s plans shall in no event relieve Tenant of the responsibility for such design.  In seeking Landlord’s approval, Tenant shall provide Landlord, at least ten (10) Business Days in advance of any proposed construction, with plans, specifications, bid proposals, certified stamped engineering drawings and calculations by Tenant’s engineer of record or architect of record, (including connections to the Building’s structural system, modifications to the Building’s envelope, non-structural penetrations in slabs or walls, and modifications or tie-ins to life safety systems), work contracts, requests for laydown areas and such other information concerning the nature and cost of the alterations as Landlord may reasonably request.  Landlord shall have no liability or responsibility for any claim, injury or damage alleged to have been caused by the particular materials (whether building standard or non-building standard), appliances or equipment selected by Tenant in connection with any work performed by or on behalf of Tenant.  Except as otherwise expressly set forth herein or as otherwise agreed in writing by the parties, all Alterations shall be done at Tenant’s sole cost and expense and at such times and in such manner as Landlord may from time to time reasonably designate.  If Tenant shall make any Alterations (including, without limitation, Tenant’s Work), then Landlord may elect at the time of such approval to require Tenant, upon the expiration or termination of this Lease, to restore the Premises to substantially the same condition as existed immediately prior to the Alterations.  Tenant shall provide Landlord with reproducible record drawings (in CAD format) of all Alterations within sixty (60) days after completion thereof.

Notwithstanding the terms of this Section, Tenant shall have the right, without obtaining the prior consent of Landlord but upon notice to Landlord given ten (10) days prior to the commencement of any work (which notice shall specify the nature of the work in reasonable detail), to make alterations, additions or improvements to the Premises where:

(i)                                     the same are within the interior of the Premises within the Building, and do not affect the exterior of the Premises and the Building (including no signs on windows);

(ii)                                  the same do not affect the roof, any structural element of the Building, the mechanical, electrical, plumbing, heating, ventilating, air-conditioning and fire protection systems of the Building;

(iii)                               the aggregate cost of said alterations, additions or improvements made by Tenant shall not exceed $100,000 in cost per project..

11.2                        After-Hours.  Landlord and Tenant recognize that to the extent Tenant elects to perform some or all of the Alterations during times other than normal construction hours (i.e., Monday-Friday, 7:00 a.m. to 3:00 p.m., excluding holidays), Landlord may need to make arrangements to have supervisory personnel on site.  Accordingly, Landlord and Tenant agree as follows:  Tenant shall give Landlord at least two (2) Business Days’ prior written notice of any time outside of normal construction hours when Tenant intends to perform any Alterations (the “After-Hours Work”).  Tenant shall reimburse Landlord, within ten (10) days after written demand therefor, for the cost of Landlord’s supervisory personnel overseeing the After-Hours Work.  In addition, if construction during normal construction hours unreasonably disturbs other tenants of the Building, in Landlord’s reasonable discretion, Landlord may require Tenant to stop the performance of Alterations during normal construction hours and to perform the same after hours, subject to the foregoing requirement to pay for the cost of Landlord’s supervisory personnel.

11.3                        Harmonious Relations.  Tenant agrees that it will not, either directly or indirectly, use any contractors and/or materials if their use will create any difficulty, whether in the nature of a labor dispute or otherwise, with other contractors and/or labor engaged by Tenant or Landlord or others in the construction, maintenance and/or operation of the Building, the Property or any part thereof.  In the event of any such difficulty, upon Landlord’s written request, Tenant shall cause all contractors, mechanics or laborers causing such difficulty to leave the Property immediately.

11.4                        Liens.  No Alterations shall be undertaken by Tenant until (i) Tenant has made provision for written waiver of liens from all contractors for such Alteration and taken other appropriate protective measures approved and/or reasonably required by Landlord; and (ii) Tenant has procured appropriate surety payment and performance bonds which shall name Landlord as an additional obligee and has filed lien bond(s) (in jurisdictions where available) on behalf of such contractors.  Any mechanic’s lien filed against the Premises or the Building for work claimed to have been done for, or materials claimed to have been furnished to, Tenant shall be discharged by Tenant within ten (10) Business Days after Tenant has actual knowledge of the filing of such mechanics lien, at Tenant’s expense by filing the bond required by law or otherwise.

11.5                        General Requirements.  Unless Landlord and Tenant otherwise agree in writing, Tenant shall (a) procure or cause others to procure on its behalf all necessary permits before undertaking any Alterations in the Premises (and provide copies thereof to Landlord); (b)

perform all of such Alterations in a good and workmanlike manner, employing materials of good quality and in compliance with Landlord’s construction rules and regulations issued in accordance with Section 18.1, all insurance requirements of this Lease, and Legal Requirements; and (c) defend, indemnify and hold the Landlord Parties harmless from and against any and all Claims occasioned by or growing out of such Alterations, except to the extent arising from the negligence or willful misconduct of Landlord or any Landlord Parties.

12.                               SIGNAGE

12.1                        Restrictions. Tenant may, at Tenant’s sole cost and expense, install a Building standard tenant identification sign at the entrance to Tenant’s Premises.  In addition, Tenant’s name shall, at Landlord’s cost, be listed in the Building directory.  Any changes to any of such signage shall be at Tenant’s cost.  Except as set forth in this Section 12, Tenant shall not place or suffer to be placed or maintained on the exterior of the Premises, or any part of the interior visible from the exterior thereof, any sign, banner, advertising matter or any other thing of any kind (including, without limitation, any hand-lettered advertising), and shall not place or maintain any decoration, letter or advertising matter on the glass of any window or door of the Premises without first obtaining Landlord’s written approval. No signs may be put on or in any window or elsewhere if visible from the exterior of the Building.

12.2                        Monument Signage.

(a)                                 Monument Sign.  So long as (x) there is no uncured Event of Default of Tenant, (y) Tenant has not assigned the Lease to an entity other than an Affiliated Entity or a Successor, and (z) the Lease is in full force and effect (the “Monument Signage Condition”), then Tenant shall have the right to require Landlord, at Landlord’s cost and expense to list Tenant’s name (“Tenant’s Monument Signage”) on the Monument Sign serving the Building during the initial Term of the Lease, and any extensions thereof, subject to the provisions of this Section 12.2.

(b)                                 Monument Signage Conditions and Obligations.  Tenant’s right to maintain Tenant’s Monument Signage are subject to the following conditions and obligations: (i)  Tenant’s Monument Signage shall be subject to the prior written approval of Landlord as to location, size, materials, manner of attachment and appearance of Tenant’s Monument Signage (which approval shall not be unreasonably withheld, conditioned, or delayed so long as Tenant’s Monument Signage is similar to the existing monument signage of the other tenant in the Building), and the materials, design, lighting and method of installation of Tenant’s Monument Signage, and any requested changes thereto, shall be subject to Landlord’s prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed, (ii) Tenant’s Monument Signage shall comply with all Legal Requirements (and Tenant shall have obtained any necessary permits prior to installing Tenant’s Monument Signage), (iii) Tenant shall have obtained all governmental permits and approvals required in connection therewith, (iv) the maintenance and removal of such Tenant’s Monument Signage (including, without limitation, the repair and cleaning of the existing monument façade and exterior of the Building, as applicable, upon removal of Tenant’s Monument Signage) shall be performed at Tenant’s sole cost and expense in accordance with the terms and conditions governing alterations pursuant to Article 11 hereof, (v) Tenant’s Monument Signage shall be subject to Landlord’s reasonable regulations, and (vi) Tenant shall have the right, from time to time throughout the Term of this Lease, to replace Tenant’s Monument Signage (if any) with signage which is equivalent to the signage being replaced, subject to all of the terms and conditions of this Section 12.2.

(c)                                  Removal of Tenant’s Monument Signage.  Notwithstanding the foregoing provisions of this Section 12.2 to the contrary: (i) within thirty (30) days after the date on which there occurs, and remains uncured, a failure of one or more of the applicable Tenant’s Monument Signage Conditions, or (ii) immediately upon the expiration or earlier termination of the Term of the Lease, Tenant shall, at Tenant’s cost and expense, remove the applicable Tenant’s Monument Signage and restore all damage to the Monument Sign and/or the Building caused by the installation and/or removal of Tenant’s Monument Signage, which removal and restoration shall be performed in accordance with the terms and conditions governing alterations pursuant to Article 11 hereof.  The right to the Tenant’s Monument Signage granted pursuant to this Section 12.2 is personal to Tenant, and may not be exercised by any occupant, subtenant, or other assignee of Tenant, other than an Affiliated Entity or Successor (the parties hereby agreeing that Tenant shall be responsible for the cost of any change in Tenant’s Monument Signage).

13.                               ASSIGNMENT, MORTGAGING AND SUBLETTING

13.1                        Landlord’s Consent Required.  Except as permitted pursuant to this Section 13, Tenant shall not mortgage or encumber this Lease in whole or in part whether at one time or at intervals, by operation of law or otherwise.  Except as expressly otherwise set forth herein, Tenant shall not, without Landlord’s prior written consent, assign, sublet, license or transfer this Lease or the Premises in whole or in part whether by changes in the ownership or control of Tenant, or any direct or indirect owner of Tenant, whether at one time or at intervals, by sale or transfer of stock, partnership or beneficial interests, operation of law or otherwise, or permit the occupancy of all or any portion of the Premises by any person or entity other than Tenant’s employees (each of the foregoing, a “Transfer”).  Any purported Transfer made without Landlord’s consent, if required hereunder, shall be void and confer no rights upon any third person, provided that if there is a Transfer, Landlord may collect rent from the transferee without waiving the prohibition against Transfers, accepting the transferee, or releasing Tenant from full performance under this Lease.  No Transfer shall relieve Tenant of its primary obligation as party Tenant hereunder, nor shall it reduce or increase Landlord’s obligations under this Lease.

13.2                        Landlord’s Recapture Right.

(a)                                 Subject to Section 13.7 below, Tenant shall, prior to offering or advertising the Premises or any portion thereof for a Transfer, other than an Internal Sublease, as hereinafter defined, give a written notice (the “Recapture Offer”) to Landlord which: (i) states that Tenant desires to make a Transfer, (ii) identifies the affected portion of the Premises (the “Recapture Premises”), (iii) identifies the period of time (the “Recapture Period”) during which Tenant proposes to sublet the Recapture Premises, or indicates that Tenant proposes to assign its interest in this Lease, and (iv) offers to Landlord to terminate this Lease with respect to the Recapture Premises (in the case of a proposed assignment of Tenant’s interest in this Lease or a subletting for the remainder of the term of this Lease) or to suspend the Term for the Recapture Period (i.e. the Term with respect to the Recapture Premises shall be terminated during the Recapture Period and Tenant’s rental obligations shall be proportionately reduced).  Landlord shall have the right, to accept such Recapture Offer, by giving written notice (“Recapture Notice”) to Tenant not later than the date sixty (60) days after Landlord receives such Recapture Offer.  If Landlord timely gives a Recapture Notice, then the Term of the Lease with respect to the Recapture Premises shall terminate as of the Recapture Termination Date as if the Recapture Termination Date were the Expiration Date of the Term of the Lease, or the Term of the Lease with respect to the Recapture Premises shall be suspended for the Recapture Term, as the case may be

(b)                                 An “Internal Sublease” shall be defined as a sublease of internal offices or other space within the Premises which are not separately demised and have access to the common areas of the Building and the exterior of the Building only through Tenant’s reception area and a secondary exit from the Premises, provided however, that the aggregate amount of Internal Subleases in effect any time shall not exceed 5,325 rentable square feet in the aggregate.

13.3                        Standard of Consent to Transfer.  If Landlord does not timely give written notice to Tenant accepting a Recapture Offer or declines to accept the same, then Landlord agrees that, subject to the provisions of this Section 13, Landlord shall not unreasonably withhold, condition or delay its consent to a Transfer on the terms contained in the Recapture Notice to an entity which will use the Premises for the Permitted Uses and, in Landlord’s reasonable opinion: (a) has a business reputation compatible with the operation of a first-class combination laboratory, research, development and office building; and (b) the intended use of such entity does not violate any restrictive use provisions then in effect with respect to space in the Building; and (c) has a tangible net worth and other financial indicators sufficient to meet the obligations of the assignee under the Lease or the obligations of the subtenant under its sublease, as the case may be, taking into account the fact that Tenant remains fully liable for Tenant’s obligations under the Lease.

13.4                        Listing Confers no Rights.  The listing of any name other than that of Tenant, whether on the doors of the Premises or on the Building directory, or otherwise, shall not operate to vest in any such other person, firm or corporation any right or interest in this Lease or in the Premises or be deemed to effect or evidence any consent of Landlord, it being expressly understood that any such listing is a privilege extended by Landlord revocable at will by written notice to Tenant.

Tenant shall, within thirty (30) days of receipt thereof, pay to Landlord fifty percent (50%) of any rent, sum or other consideration to be paid or given in connection with any Transfer, either initially or over time, after deducting reasonable actual out-of-pocket legal, and brokerage expenses incurred by Tenant and improvements paid for by Tenant in connection with such Transfer, in excess of Rent hereunder as if such amount were originally called for by the terms of this Lease as additional rent.

13.6                        Prohibited Transfers.  Notwithstanding any contrary provision of this Lease, Tenant shall have no right to make a Transfer unless on both (i) the date on which Tenant notifies Landlord of its intention to enter into a Transfer and (ii) the date on which such Transfer is to take effect, there then exists no uncured Event of Default by Tenant.  Notwithstanding anything to the contrary contained herein, Tenant agrees that in no event shall Tenant make a Transfer to (a) any government agency; (b) any tenant, subtenant or occupant of other space in the Building; or (c) any entity with whom Landlord shall have negotiated for space in the

Building in the six (6) months immediately preceding such proposed Transfer, as evidenced by Landlord’s written correspondence with such entity.

13.7                        Exceptions to Requirement for Consent.  Notwithstanding anything to the contrary herein contained, Tenant shall have the right, without obtaining Landlord’s consent and without giving Landlord a Recapture Notice, to make a Transfer to (a) an Affiliated Entity (hereinafter defined) so long as such entity remains in such relationship to Tenant, and (b) a Successor, provided that prior to or simultaneously with any such Transfer, such Affiliated Entity or Successor, as the case may be, and Tenant execute and deliver to Landlord an assignment and assumption agreement in form and substance reasonably acceptable to Landlord whereby such Affiliated Entity or Successor, as the case may be, shall agree to be independently bound by and upon all the covenants, agreements, terms, provisions and conditions set forth in the Lease on the part of Tenant to be performed, and whereby such Affiliated Entity or Successor, as the case may be, shall expressly agree that the provisions of this Section 13 shall, notwithstanding such Transfer, continue to be binding upon it with respect to all future Transfers.  For the purposes hereof, an “Affiliated Entity” shall be defined as any entity which is controlled by, is under common control with, or which controls Tenant, so long as such entity remains in such relationship with Tenant.  For the purposes hereof, a “Successor” shall be defined as any entity into or with which Tenant is merged or with which Tenant is consolidated or which acquires all or substantially all of Tenant’s stock or assets, provided that the surviving entity shall have a net worth on the day immediately following such transaction equal to or greater than the net worth of Tenant on the day prior to such transaction, in each case, as evidenced by current financial statements, in form reasonably acceptable to Landlord prepared by certified public accountants reasonably acceptable to Landlord.

14.                               INSURANCE; INDEMNIFICATION; EXCULPATION

14.1                        Tenant’s Insurance.

(a)                                 Tenant shall procure, pay for and keep in force throughout the Term (and for so long thereafter as Tenant remains in occupancy of the Premises) commercial general liability insurance insuring Tenant on an occurrence basis against all claims and demands for personal injury liability (including, without limitation, bodily injury, sickness, disease, and death) or damage to property which may be claimed to have occurred from and after the time any of the Tenant Parties shall first enter the Premises, of not less than One Million Dollars ($1,000,000) per occurrence and Two Million Dollars ($2,000,000) in the aggregate annually, and from time to time thereafter shall be not less than such higher amounts, if procurable, as may be reasonably required by Landlord. Tenant shall also carry umbrella liability coverage in an amount of no less than Six Million Dollars ($6,000,000). Such policy shall also include contractual liability coverage covering Tenant’s liability assumed under this Lease, including without limitation Tenant’s indemnification obligations.  Such insurance policy(ies) shall name Landlord, Landlord’s managing agent and persons claiming by, through or under them, if any, as additional insureds.

(b)                                 Tenant shall take out and maintain throughout the Term a policy of fire, vandalism, malicious mischief, extended coverage and so-called “all risk” coverage insurance in an amount equal to one hundred percent (100%) of the replacement cost insuring (i) all items or components of Alterations (collectively, the “Tenant-Insured Improvements”), and (ii) all of Tenant’s furniture, equipment, fixtures and property of every kind, nature and description related or arising out of Tenant’s leasehold estate hereunder, which may be in or upon the Premises or the Building (collectively, “Tenant’s Property”).  Such insurance shall insure the interests of both Landlord and Tenant as their respective interests may appear from time to time.

(c)                                  Tenant shall take out and maintain a policy of business interruption insurance throughout the Term sufficient to cover at least six (6) months of Rent due hereunder and Tenant’s business losses during such 6-month period.

(d)                                 During periods when Tenant’s Work and/or any Alterations are being performed, Tenant shall maintain, or cause to be maintained, so-called all risk or special cause of loss property insurance or its equivalent and/or builders risk insurance on 100% replacement cost coverage basis, including hard and soft costs coverages. Such insurance shall protect and insure Landlord, Landlord’s agents, Tenant and Tenant’s contractors, as their interests may appear, against loss or damage by fire, water damage, vandalism and malicious mischief, and such other risks as are customarily covered by so-called all risk or special cause of loss property / builders risk coverage or its equivalent.

(e)                                  Tenant shall procure and maintain at its sole expense such additional insurance as may be necessary to comply with any Legal Requirements.

(f)                                   Tenant shall cause all contractors and subcontractors to maintain during the performance of any Alterations the insurance described in Exhibit 7 attached hereto and made a part hereof by reference.

(g)                                  The insurance required pursuant to Sections 14.1(a), (b), (c), (d) and (e) (collectively, “Tenant’s Insurance Policies”) shall be effected with insurers approved by Landlord, with a rating of not less than “A-XI” in the current Best’s Insurance Reports, and authorized to do business in the Commonwealth of Massachusetts under valid and enforceable policies.  Tenant’s Insurance Policies shall each provide that it shall not be canceled or modified without at least thirty (30) days’ prior written notice to each insured named therein.  Tenant’s Insurance Policies may include deductibles in an amount no greater than the lesser of: (i) $50,000, or (ii) commercially reasonable amounts.  On or before the date on which any of the Tenant Parties shall first enter the Premises and thereafter not less than fifteen (15) days prior to the expiration date of each expiring policy, Tenant shall deliver to Landlord binders of Tenant’s Insurance Policies issued by the respective insurers setting forth in full the provisions thereof together with evidence satisfactory to Landlord of the payment of all premiums for such policies.  In the event of any claim, and upon Landlord’s request, Tenant shall deliver to Landlord complete copies of Tenant’s Insurance Policies.  Upon request of Landlord, Tenant shall deliver to any Mortgagee copies of the foregoing documents.

14.2                        Indemnification.

(a)                                 Except to the extent caused by the negligence or willful misconduct of any of the Landlord Parties, Tenant shall defend, indemnify and save the Landlord Parties harmless from and against any and all Claims asserted by or on behalf of any person, firm, corporation or public authority arising from:

(a)                                 Tenant’s breach of any covenant or obligation under this Lease (including, without limitation, Section 11.4);

(b)                                 Any injury to or death of any person, or loss of or damage to property, sustained or occurring in, upon, at or about the Premises; and

(c)                                  Any injury to or death of any person, or loss of or damage to property arising out of the use or occupancy of the Premises by or the negligence or willful misconduct of any of the Tenant Parties.

(b)                                 Subject to the limitations on Landlord’s liability set forth in the Lease, Landlord agrees to Landlord shall defend, indemnify and save Tenant harmless from and against any and all Claims asserted by or on behalf of any person, firm, corporation or public authority arising from injury to or death of any person or damage to or loss of any physical property occurring within or about the Premises, the Building or the Property to the extent directly arising out of the negligence or willful misconduct of any of the Landlord Parties.

14.3                        Property of Tenant.  Tenant covenants and agrees that, to the maximum extent permitted by Legal Requirements, all of Tenant’s Property at the Premises shall be at the sole risk and hazard of Tenant, and that if the whole or any part thereof shall be damaged, destroyed, stolen or removed from any cause or reason whatsoever, no part of said damage or loss shall be charged to, or borne by, Landlord, except, subject to Section 14.5 hereof, to the extent such damage or loss is due to the negligence or willful misconduct of any of the Landlord Parties.

14.4                        Limitation of Landlord’s Liability for Damage or Injury.  Landlord shall not be liable for any injury or damage to persons, animals or property resulting from fire, explosion, falling plaster, steam, gas, air contaminants or emissions, electricity, electrical or electronic emanations or disturbance, water, rain or snow or leaks from any part of the Building or from the pipes, appliances, equipment or plumbing works or from the roof, street or sub-surface or from any other place or caused by dampness, vandalism, malicious mischief or by any other cause of whatever nature, except, subject to Section 14.5, to the extent caused by or due to the negligence or willful misconduct of any of the Landlord Parties, and then, where notice and an opportunity to cure are appropriate (i.e., where Tenant has an opportunity to know or should have known of such condition sufficiently in advance of the occurrence of any such injury or damage resulting therefrom as would have enabled Landlord to prevent such damage or loss had Tenant notified Landlord of such condition) only after (i) notice to Landlord of the condition claimed to constitute negligence or willful misconduct, and (ii) the expiration of a reasonable time after such notice has been received by Landlord without Landlord having commenced to take all reasonable and practicable means to cure or correct such condition; and pending such cure or correction by Landlord, Tenant (and Landlord, to the extent that Landlord is actually aware of such condition) shall take all reasonably prudent temporary measures and safeguards to prevent any injury, loss or damage to persons or property.  Notwithstanding the foregoing, in no event shall any of the Landlord Parties be liable for any loss which is covered by insurance policies actually carried or required to be so carried by Tenant under this Lease; nor shall any of the

Landlord Parties be liable for any such damage caused by other tenants or persons in the Building or caused by operations in construction of any private, public, or quasi-public work; nor shall any of the Landlord Parties be liable for any latent defect in the Premises or in the Building; provided however that the foregoing shall not: (a) relieve Landlord of its obligations with respect to Landlord’s Warranty, or (b) relieve Landlord of its obligation to perform maintenance or repairs as required pursuant to the provisions of this Lease.

14.5                        Waiver of Subrogation; Mutual Release.  Landlord and Tenant each hereby waives on behalf of itself and its property insurers (none of which shall ever be assigned any such claim or be entitled thereto due to subrogation or otherwise) any and all rights of recovery, claim, action, or cause of action against the other and its agents, officers, servants, partners, shareholders, or employees (collectively, the “Related Parties”) for any loss or damage that may occur to or within the Premises or the Building or any improvements thereto, or any personal property of such party therein which is insured against under any property insurance policy actually being maintained by the waiving party from time to time, even if not required hereunder, or which would be insured against under the terms of any insurance policy required to be carried or maintained by the waiving party hereunder, whether or not such insurance coverage is actually being maintained, including, in every instance, such loss or damage that may be caused by the negligence of the other party hereto and/or its Related Parties.  Landlord and Tenant each agrees to cause appropriate clauses to be included in its property insurance policies necessary to implement the foregoing provisions.

14.6                        Tenant’s Acts—Effect on Insurance.  Tenant shall not knowingly do or permit any Tenant Party to do any act or thing upon the Premises or elsewhere in the Building which will invalidate or be in conflict with any insurance policies covering the Building and the fixtures and property therein; and shall not knowingly do, or permit to be done, any act or thing upon the Premises which shall subject Landlord to any liability or responsibility for injury to any person or persons or to property by reason of any business or operation being carried on upon said Premises or for any other reason.  If by reason of the failure of Tenant to comply with the provisions hereof within ten (10) Business Days after written notice from Landlord, the insurance rate applicable to any policy of insurance shall at any time thereafter be higher than it otherwise would be, Tenant shall reimburse Landlord upon demand for that part of any insurance premiums which shall have been charged because of such failure by Tenant, together with interest at the Default Rate until paid in full, within thirty (30) days after receipt of an invoice therefor.  In addition, Tenant shall reimburse Landlord for any increase in insurance premium arising as a result of Tenant’s use and/or storage of any Hazardous Materials in the Premises.

Landlord shall carry at all times during the Term of this Lease: (i) commercial general liability insurance with respect to the Building, the Land and the Common Areas thereof in an amount not less than Five Million Dollars ($5,000,000) combined single limit per occurrence, (ii) with respect to the Building, excluding Tenant-Insured Improvements, insurance against loss or damage caused by any peril covered under fire, extended coverage and all risk insurance with coverage against vandalism, malicious mischief and such other insurable hazards and contingencies as are from time to time normally insured against by owners of similar first-class multi-tenant buildings in the City of Cambridge or which are required by Landlord’s mortgagee, in an amount equal to one hundred percent (100%) of the full replacement cost thereof above foundation walls (“Landlord Property Insurance”), and (iii) rent interruption insurance covering at least eighteen (18) months.  Any and all such insurance: (x) may be maintained under a blanket policy affecting other properties of Landlord and/or its affiliated business organizations, and (y) may be written with commercially reasonable deductibles as determined by Landlord.  The costs incurred by Landlord related to such insurance shall be included in Operating Expenses.

15.                               CASUALTY; TAKING

15.1                        Damage.  If the Premises are damaged in whole or part because of fire or other casualty (“Casualty”), or if the Premises are subject to a taking in connection with the exercise of any power of eminent domain, condemnation, or purchase under threat or in lieu thereof (any of the foregoing, a “Taking”), then unless this Lease is terminated in accordance with Section 15.2 below, Landlord shall restore: (i) the common areas of the Building to substantially the same condition as existed immediately prior to such Casualty, and/or (ii) the Premises to substantially the same condition as existed as of the Term Commencement Date, or in the event of a partial Taking which affects the Building and the Premises, restore the remainder of the Building and the Premises not so Taken to substantially the same condition as is reasonably feasible.  Subject to rights of Mortgagees, Tenant Delays, Legal Requirements then in existence and to delays for adjustment of insurance proceeds or Taking awards, as the case may be, and instances of Landlord’s Force Majeure, Landlord shall: (x) commence such restoration on or before the date one hundred twenty (120) days after such Casualty, (y) diligently prosecute Landlord’s restoration work, as aforesaid, and (z) substantially complete such restoration within two hundred seventy (270) days after such Casualty with respect to substantial reconstruction of at least 50% of the Building, or, within one hundred eighty (180) days after such Casualty in the case of restoration of less than 50% of the Building.  Upon substantial completion of such restoration by Landlord, Tenant shall use diligent efforts to complete restoration of the Premises to substantially the same condition as existed immediately prior to such Casualty or Taking, as the case may be, as soon as reasonably possible.  Tenant agrees to cooperate with Landlord in such manner as Landlord may reasonably request to assist Landlord in collecting insurance proceeds due in connection with any Casualty which affects the Premises or the Building.  In no event shall Landlord be required to expend more than the Net (hereinafter defined) insurance proceeds Landlord receives for damage to the Premises and/or the Building or the Net Taking award attributable to the Premises and/or the Building.  “Net” means the insurance proceeds or Taking award actually paid to Landlord (and not paid over to a Mortgagee in satisfaction of debt) less all costs and expenses, including adjusters and attorney’s fees, of obtaining the same.  Except as Landlord may elect pursuant to this Section 15.1, under no circumstances shall Landlord be required to repair any damage to, or make any repairs to or replacements of, any Tenant-Insured Improvements.

15.2                        Termination Rights.

(a)                                 Landlord’s Termination Rights.  In the event of a Casualty affecting the Building, Landlord may terminate this Lease upon thirty (30) days’ prior written notice to Tenant if:

(i)                                     any material portion of the Building or any material means of access thereto is taken, provided however, that it shall be a condition to Landlord’s right to exercise its termination right pursuant to this Section 15.2(a)(i) that Landlord terminate the lease(s) of the other tenant(s) of the Building; or

(ii)                                  if the estimated time to complete restoration exceeds one (1) year from the date on which Landlord receives all required permits for such restoration; or

(iii)                               the cost of repairing the damage caused by such Casualty is not covered by casualty insurance carried, or required to be carried, by Landlord pursuant to this Lease, and the such cost exceeds five (5%) percent of the then replacement cost of the Building.

(b)                                 Tenant’s Termination Right.  If neither party elects to terminate the Lease pursuant to its rights under any other section of the Lease, and Landlord is so required but fails to complete restoration of the Premises within the time frames and subject to the conditions set forth in Section 15.1 above, then Tenant may terminate this Lease upon thirty (30) days’ written notice to Landlord; provided, however, that if Landlord completes such restoration within thirty (30) days after receipt of any such termination notice, such termination notice shall be null and void and this Lease shall continue in full force and effect.  The remedies set forth in this Section 15.2(b) and in Section 15.2(c) below are Tenant’s sole and exclusive rights and remedies based upon Landlord’s failure to complete the restoration of the Premises following a Casualty as set forth herein. Notwithstanding anything to the contrary contained herein, Tenant shall not have the right to terminate this Lease pursuant to this Section 15 if the Casualty was caused by the intentional misconduct of any Tenant Party.

(c)                                  Either Party May Terminate.  In the case of any Casualty or Taking affecting the Premises occurring during the last twelve (12) months of the Term, then: (i) if such Casualty or Taking results in more than twenty-five percent (25%) of the floor area of the Premises being unsuitable for the Permitted Uses, or (ii) the damage to the Premises is estimated to cost more than $250,000 to restore, then either Landlord or Tenant shall have the option to terminate this Lease upon thirty (30) days’ written notice to the other.  In addition, if Landlord’s Mortgagee does not release sufficient insurance proceeds to cover the cost of Landlord’s restoration obligations, then, provided that Landlord terminates the lease(s) of the other tenant(s) of the Building, Landlord shall (i) notify Tenant thereof, and (ii) have the right to terminate this Lease.  If Landlord does not terminate this Lease pursuant to the previous sentence and such notice by Landlord does not include an agreement by Landlord to pay for the difference between the cost of such restoration and such released insurance proceeds, then Tenant may terminate this Lease by written notice to Landlord on or before the date that is thirty (30) days after such notice.

(d)                                 Automatic Termination.  In the case of a Taking of the entire Premises, then this Lease shall automatically terminate as of the date of possession by the Taking authority.

15.3                        Rent Abatement.  In the event of a Casualty affecting the Premises, there shall be an equitable adjustment of Base Rent, Operating Costs and Taxes based upon the degree to which Tenant’s ability to conduct its business in the Premises is impaired by reason of such Casualty from and after the date of a Casualty, and continuing until the following portions of the repair and restoration work to be performed by Landlord, as set forth above, are substantially completed: (i) any repair and restoration work to be performed by Landlord within the Premises, and (ii) repair and restoration work with respect to the Common Areas to the extent that damage to the Common Areas caused by such Casualty materially adversely affects Tenant’s use of, or access to, the Premises.

15.4                        Taking for Temporary Use.  If the Premises are Taken for temporary use, this Lease and Tenant’s obligations, including, without limitation, the payment of Rent, shall continue.  For purposes hereof, a “Taking for temporary use” shall mean a Taking of ninety (90) days or less.  Any Taking for temporary use in excess of ninety (90) days shall be considered to be a “Taking” within the meaning of Section 15.1.

15.5                        Disposition of Awards.  Except for: (i) any separate award for Tenant’s movable trade fixtures, relocation expenses, and unamortized leasehold improvements paid for by Tenant (provided that the same may not reduce Landlord’s award), and (ii) any award for any Taking for temporary use, all Taking awards to Landlord or Tenant shall be Landlord’s property without Tenant’s participation, and Tenant hereby assigns to Landlord Tenant’s interest, if any, in such award.  Tenant may pursue its own claim against the Taking authority.

16.                               ESTOPPEL CERTIFICATE.

Each party (“Responding Party”) shall at any time and from time to time upon not less than ten (10) Business Days’ prior written notice from the other party (“Requesting Party”), execute, acknowledge and deliver to the Requesting Party a statement in writing certifying, to the extent then true: (i) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), (ii) the dates to which Rent has been paid, (iii) stating, to the Responding Party’s knowledge, whether or not the Requesting Party is in default in performance of any covenant, agreement, term, provision or condition contained in this Lease and, if so, specifying each such default, and (iv) to the best of the knowledge of the Responding Party (without the requirement to perform any investigations requiring the assistance of third parties), such other facts relating to the Lease as Requesting Party may reasonably request, it being intended that any such statement delivered pursuant hereto may be relied upon by any prospective purchaser of the Building or of any interest of Landlord therein, any Mortgagee or prospective Mortgagee thereof, any lessor or prospective lessor thereof, any lessee or prospective lessee thereof, any prospective assignee of any mortgage thereof, or any prospective transferee of Tenant’s interest in the Lease or the Premises, or any portion thereof.  Time is of the essence with respect to any such requested certificate, each party hereby acknowledging the importance of such certificates in mortgage financing arrangements, prospective sales and the like.

17.                               HAZARDOUS MATERIALS

17.1                        Prohibition.  Tenant shall not, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned, or delayed, bring or permit to be brought or kept in or on the Premises or elsewhere in the Building or the Property (i) any inflammable, combustible or explosive fluid, material, chemical or substance (except for standard office supplies stored in proper containers and except to the extent any of the same are included among Tenant’s Hazardous Materials); and (ii) any Hazardous Material (hereinafter defined), other than the types and quantities of Hazardous Materials which are listed on Exhibit 8 attached hereto and made a part hereof by reference (“Tenant’s Hazardous Materials”), provided that the same shall at all times be brought upon, kept or used in so-called ‘control areas’ (the number and size of which shall be mutually agreed upon by Landlord and Tenant) and in accordance with all applicable Environmental Laws (hereinafter defined) and prudent environmental practice and (with respect to medical waste and so-called “biohazard” materials) good scientific and medical practice.  Tenant shall be responsible for assuring that all laboratory uses are adequately and properly vented.  On or before each anniversary of the Rent Commencement Date, and on any earlier date during the 12-month period on which Tenant intends to add a new Hazardous Material or materially increase the quantity of any Hazardous Material to the list of Tenant’s Hazardous Materials, Tenant shall submit to Landlord an updated list of Tenant’s Hazardous Materials for Landlord’s review and approval, which approval shall not be unreasonably withheld, conditioned or delayed. Landlord shall have the right, from time to time, to inspect the Premises for compliance with the terms of this Section 17.1.  Notwithstanding the foregoing, with respect to any of Tenant’s Hazardous Materials which Tenant does not properly handle, store or dispose of in compliance with all applicable Environmental Laws (hereinafter defined), prudent environmental practice and (with respect to medical waste and so-called “biohazard materials) good scientific and medical practice, Tenant shall, upon written notice from Landlord, no longer have the right to bring such material into the Building or the Property until Tenant has demonstrated, to Landlord’s reasonable satisfaction, that Tenant has implemented programs to thereafter properly handle, store or dispose of such material.

17.2                        Environmental Laws.  For purposes hereof, “Environmental Laws” shall mean all laws, statutes, ordinances, rules and regulations of any local, state or federal governmental authority having jurisdiction concerning environmental, health and safety matters, including but not limited to any discharge by any of the Tenant Parties into the air, surface water, sewers, soil or groundwater of any Hazardous Material (hereinafter defined) whether within or outside the Premises, including, without limitation (a) the Federal Water Pollution Control Act, 33 U.S.C. Section 1251 et seq., (b) the Federal Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., (c) the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq., (d) the Toxic Substances Control Act of 1976, 15 U.S.C. Section 2601 et seq., and (e) Chapter 21E of the General Laws of Massachusetts.  Tenant, at its sole cost and expense, shall comply with (i) Environmental Laws, and (ii) any rules, requirements and safety procedures of the Massachusetts Department of Environmental Protection, the City of Cambridge and any insurer of the Building or the Premises with respect to Tenant’s use, storage and disposal of any Hazardous Materials.

17.3                        Hazardous Material Defined.  As used herein, the term “Hazardous Material” means asbestos, oil or any hazardous, radioactive or toxic substance, material or waste or petroleum derivative which is or becomes regulated by any Environmental Law, including without limitation live organisms, viruses and fungi, medical waste and any so-called “biohazard” materials, which is or becomes regulated by any Environmental Law.  The term “Hazardous Material” includes, without limitation, oil and/or any material or substance which is (i) designated as a “hazardous substance,” “hazardous material,” “oil,” “hazardous waste” or toxic substance under any Environmental Law.

17.4                        Testing.  If any Mortgagee or governmental authority requires testing to determine whether there has been any release of Hazardous Materials and it is determined that such a release has occurred and is the result of the acts or omissions of any of the Tenant Parties, then Tenant shall reimburse Landlord upon demand, as additional rent, for the reasonable costs thereof, together with interest at the Default Rate until paid in full.  Tenant shall execute affidavits, certifications and the like, as may be reasonably requested by Landlord from time to time concerning Tenant’s best knowledge and belief concerning the presence of Hazardous Materials in or on the Premises, the Building or the Property.  In addition to the foregoing, if Landlord reasonably believes that any Hazardous Materials have been released on the Premises in violation of this Lease or any Legal Requirement, Landlord shall have the right to conduct reasonably appropriate tests of the Premises or any portion thereof to demonstrate that Hazardous Materials are present in violation of this Lease or any applicable Environmental Laws, or that contamination in violation of this Lease or any applicable Environmental Laws has occurred due to the acts or omissions of any of the Tenant Parties.  Tenant shall pay all reasonable costs of such tests if such tests reveal that Hazardous Materials exist at the Premises in violation of this Lease or any Legal Requirement.  Further, Landlord shall have the right to cause a third party consultant retained by Landlord, at Landlord’s expense (provided, however, that such costs shall be included in Operating Costs), to review, but not more than once in any calendar year, Tenant’s lab operations, procedures and permits to ascertain whether or not Tenant is complying with law and adhering to best industry practices.  Tenant agrees to cooperate in good faith with any such review and to provide to such consultant any information reasonably requested by such consultant and reasonably required in order for such consultant to perform such review, but nothing contained herein shall require Tenant to provide proprietary or confidential information to such consultant.

17.5                        Indemnity; Remediation.

(a)                                 Tenant hereby covenants and agrees to indemnify, defend and hold the Landlord Parties harmless from and against any and all Claims against any of the Landlord Parties arising out of contamination of any part of the Property or other adjacent property, which contamination arises as a result of: (i) the presence of Hazardous Material in the Premises in violation of this Lease or any applicable Environmental Laws, the presence of which is caused by any act or omission of any of the Tenant Parties, or (ii) from a breach by Tenant of its obligations under this Section 17.  This indemnification of the Landlord Parties by Tenant includes, without limitation, reasonable costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Building in violation of this Lease or any applicable Environmental Laws based upon the circumstances identified in the first sentence of this Section 17.5(a).  The indemnification and hold harmless obligations of Tenant under this Section 17.5 shall survive the expiration or any earlier termination of this Lease.  Without limiting the foregoing, if the presence of any Hazardous Material in the Building or otherwise in the Property is caused or permitted by any of the Tenant Parties and results in any contamination of any part of the Property or any adjacent property, Tenant shall promptly take all actions at Tenant’s sole cost and expense as are necessary to return the Property and/or the Building or any adjacent property to their condition as of the date of this Lease, provided that Tenant shall first obtain Landlord’s written approval of such actions, which approval shall not be unreasonably withheld, conditioned or delayed, and, in any event, Landlord shall not withhold its approval of any proposed actions which are required by applicable Environmental Laws.  The provisions of this Section 17.5 shall survive the expiration or earlier termination of the Lease.

(b)                                 Without limiting the obligations set forth in Section 17.5(a) above, if any Hazardous Material is in, on, under, at or about the Building or the Property in violation of this Lease or any applicable Environmental Laws as a result of the acts or omissions of any of the Tenant Parties and results in any contamination of any part of the Property or any adjacent property that is in violation of any applicable Environmental Law or that requires the performance of any response action pursuant to any Environmental Law, Tenant shall promptly take all actions at Tenant’s sole cost and expense as are reasonably necessary to reduce such Hazardous Material to amounts below any applicable Reportable Quantity, any applicable Reportable Concentration and any other applicable standard set forth in any Environmental Law; provided that Tenant shall first obtain Landlord’s written approval of such actions, which approval shall not be unreasonably withheld, conditioned or delayed, and in any event, Landlord shall not withhold its approval of any proposed actions which are required by applicable Environmental Laws (such approved actions, “Tenant’s Remediation”).

(c)                                  In the event that Tenant fails to complete Tenant’s Remediation prior to the end of the Term, then:

(i)                                     until the completion of Tenant’s Remediation (as evidenced by the certification of Tenant’s Licensed Site Professional (as such term is defined by applicable Environmental Laws), who shall be reasonably acceptable to Landlord) (the “Remediation Completion Date”), Tenant shall pay to Landlord, with respect to the portion of the Premises which reasonably cannot be occupied by a new tenant until completion of Tenant’s Remediation, (A) Additional Rent on account of Operating Costs and Taxes and (B) Base Rent in an amount equal to the greater of (1) the fair market rental value of such portion of the Premises (determined in substantial accordance with the process described in Section 1.2 above), and (2) Base Rent attributable to such portion of the Premises in effect immediately prior to the end of the Term; and

(ii)                                  Tenant shall maintain responsibility for Tenant’s Remediation and Tenant shall complete Tenant’s Remediation as soon as reasonably practicable in accordance with Environmental Laws.  If Tenant does not diligently pursue completion of Tenant’s Remediation, Landlord shall have the right to either (A) assume control for overseeing Tenant’s Remediation, in which event Tenant shall pay all reasonable costs and expenses of Tenant’s Remediation (it being understood and agreed that all costs and expenses of Tenant’s Remediation incurred pursuant to contracts entered into by Tenant shall be deemed reasonable) within thirty (30) days of demand therefor (which demand shall be made no more often than monthly), and Landlord shall be substituted as the party identified on any governmental filings as the party responsible for the performance of such Tenant’s Remediation or (B) require Tenant to maintain responsibility for Tenant’s Remediation, in which event Tenant shall complete Tenant’s Remediation as soon as reasonably practicable in accordance with Environmental Laws, it being understood that Tenant’s Remediation shall not contain any requirement that Tenant remediate any contamination to levels or standards more stringent than those associated with the Property’s current office, research and development, laboratory, and vivarium uses.

(d)                                 The provisions of this Section 17.5 shall survive the expiration or earlier termination of this Lease.

17.6                        Disclosures.  Prior to bringing any Hazardous Material into any part of the Property, Tenant shall deliver to Landlord the following information with respect thereto: (a) a description of handling, storage, use and disposal procedures; (b) all plans or disclosures and/or emergency response plans which Tenant has prepared, including without limitation Tenant’s Spill Response Plan, and all plans which Tenant is required to supply to any governmental agency or authority pursuant to any Environmental Laws; (c) copies of all Required Permits relating thereto; and (d) other information reasonably requested by Landlord.

17.7                        Removal.  Tenant shall be responsible, at its sole cost and expense, for Hazardous Material and other biohazard disposal services for the Premises.  Such services shall be performed by contractors reasonably acceptable to Landlord and on a sufficient basis to ensure that the Premises are at all times kept neat, clean and free of Hazardous Materials and biohazards except in appropriate, specially marked containers reasonably approved by Landlord and otherwise in accordance with the terms of this Lease.

17.8                        Landlord Obligations with respect to Hazardous Materials.

(a)                                 Landlord Representations, Covenants and Indemnity. Landlord hereby represents and warrants to Tenant that, to the Best of Landlord’s Knowledge (as that term is defined in Section 25.17 below) as of the Execution Date, that except to the extent (if any) as may be disclosed in the following described environmental assessment reports which have been made available by Landlord to Tenant (the “Disclosed Materials”), there are no Hazardous Materials in the Premises:

•                  Phase I Environmental Site Assessment, 87 Cambridge Park Drive, Cambridge, MA 02140, prepared for King Street Properties Investments, LLC, prepared by Boston Environmental Corporation, dated November 1, 2013, and all reports referenced therein.

•                  Decommissioning Closure Report, Pfizer, Inc., 87 Cambridge Park Drive, Cambridge, MA, submitted to King 87 CPD LLC, submitted by Golder Associates, Inc., dated July 15, 2014.

Landlord covenants that neither Landlord, nor Landlord’s agents, employees, or contractors shall bring any Hazardous Materials in or on the Premises.  Landlord hereby indemnifies and shall defend and hold Tenant, its officers, directors, employees, and agents harmless from any Claims arising as result of any breach by Landlord of its representations, warranties, or covenants under this Section 17.8(a).

(b)                                 Landlord Remediation.  If Hazardous Materials are discovered in, on or under the Property which are not in compliance with applicable Environmental Laws, and which are not the responsibility of Tenant pursuant to this Article 17, then Landlord shall remove or remediate the same, when, if, and in the manner required by applicable Environmental Laws.

(c)                                  Tenant shall have no responsibility or liability with regard to (i) the Disclosed Materials, (ii) any Hazardous Materials brought to the Premises, the Building, or the Property by any Landlord Party or any agents, employees, or contractors thereof, or any Party other than Tenant or a party claiming by, through, or under Tenant, or (iii) any Claims or conditions arising from or in connection with the foregoing.

18.                               RULES AND REGULATIONS.

18.1                        Rules and Regulations.  Tenant will faithfully observe and comply with the Building Rules and Regulations attached hereto as Exhibit 9-1, which Exhibit 9-1 is made a part hereof by reference, the Construction Rules and Regulations attached hereto as Exhibit 9-2, which Exhibit 9-2 is made a part hereof by reference ,and reasonable rules and regulations as may be promulgated, from time to time, with respect to the Building, the Property and construction within the Property (collectively, the “Rules and Regulations”).  Landlord hereby agrees that: (i) any future Rules and Regulations shall not discriminate among similarly situated tenants, and (ii) in enforcing any Rules and Regulations, Landlord will not discriminate among similarly situated tenants.  In the case of any conflict between the provisions of this Lease and any future rules and regulations, the provisions of this Lease shall control.  Nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations or the terms, covenants or conditions in any other lease as against any other tenant and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, contractors, visitors, invitees or licensees.

18.2                        Energy Conservation.  Landlord may institute upon written notice to Tenant such reasonable, non-discriminatory (as among similarly situated tenants) policies, programs and measures as may be necessary, required, or expedient for the conservation and/or preservation of energy or energy services (collectively, the “Conservation Program”), if such Conservation Program is either: (i) then being provided in comparable combination laboratory, research and development and office buildings in the vicinity of the Premises, provided however, that the Conservation Program does not, by reason of such policies, programs and measures, reduce the level of energy or energy services being provided to the Premises below the level of energy or energy services then being provided in comparable combination laboratory, research and development and office buildings in the vicinity of the Premises, or (ii) required by Legal Requirements.  Upon receipt of such notice, Tenant shall comply with the Conservation Program.

18.3                        Recycling.  Upon written notice, Landlord may establish reasonable, non-discriminatory (as among similarly situated tenants) policies, programs and measures for the recycling of paper, products, plastic, tin and other materials (a “Recycling Program”).  Upon receipt of such notice, Tenant will comply with the Recycling Program at Tenant’s sole cost and expense based upon the actual cost to Landlord of providing such Recycling Program, without mark-up payable to Landlord.

19.                               LAWS AND PERMITS.

19.1                        Legal Requirements.

(a)                                 Tenant Obligations.  Tenant shall not either: (i) cause, or (ii) permit any Tenant Party to use the Premises, or cause the Property or the Building to be used in any way that (1) violates any Legal Requirement, (2) violates any governmental permit, approval, variance, covenant or restrictions of record affecting the Property as of the Execution Date, (3) violates any provisions of this Lease, (4) interferes with the rights of tenants of the Building, or (5) constitutes a material nuisance or waste.  Tenant shall obtain, maintain and pay for all permits and approvals needed for the operation of Tenant’s business, as soon as reasonably possible, and in any event shall not undertake any operations unless all applicable permits and approvals are in place and shall, promptly take all actions necessary to comply with all Legal Requirements, including, without limitation, the Occupational Safety and Health Act, applicable to Tenant’s use of the Premises, the Property or the Building.  Tenant shall maintain in full force and effect all certifications or permissions required by any authority having jurisdiction to authorize, franchise or regulate Tenant’s use of the Premises.  Tenant shall be solely responsible for procuring and complying at all times with any and all necessary permits and approvals directly or indirectly relating or incident to: the conduct of its activities on the Premises; its scientific experimentation, transportation, storage, handling, use and disposal of any chemical or radioactive or bacteriological or pathological substances or organisms or other hazardous wastes or environmentally dangerous substances or materials or medical waste or animals or laboratory specimens.  Within ten (10) days of a request by Landlord, which request shall be made not more than once during each period of twelve (12) consecutive calendar months during the Term hereof, unless otherwise reasonably requested by any mortgagee of Landlord or unless Landlord reasonably suspects that Tenant has violated the provisions of this Section 19.1, Tenant shall furnish Landlord with copies of all such permits and approvals that Tenant possesses or has obtained together with a certificate certifying that such permits are all of the permits that Tenant possesses or has obtained with respect to the Premises.  Tenant shall promptly give written notice to Landlord of any warnings or violations relative to the above received in writing from any federal, state or municipal agency or by any court of law and shall promptly cure the conditions causing any such violations.  Tenant shall not be deemed to be in default of its obligations under the preceding sentence to promptly cure any condition causing any such violation in the event that, in lieu of such cure, Tenant shall contest the validity of such violation by appellate or other proceedings permitted under applicable law, provided that: (i) any such contest is made reasonably and in good faith, (ii) Tenant shall agree to indemnify, defend (with counsel reasonably acceptable to Landlord) and hold Landlord harmless from and against any and all liability, costs, damages, or expenses to the extent arising as the result of any breach by Tenant of its obligations under this Section 19.1(a), (iii) Tenant shall promptly cure any violation in the event that its appeal of such violation is finally overruled or rejected (without further opportunity to appeal), and (iv) Tenant’s decision to delay such cure shall not, in Landlord’s good faith determination, be likely to result in any actual or threatened bodily injury, property damage, or any civil or criminal liability to Landlord, any tenant or occupant of the Building or the Property, or any other person or entity.  Nothing contained in this Section 19.1 shall be construed to expand the uses permitted hereunder beyond the Permitted Uses.

(b)                                 Landlord Obligations.  Landlord shall comply with any Legal Requirements and with any direction of any public office or officer relating to the repair, maintenance and operation of: (i) the structural elements of the Building and common Building systems, (ii) the Common Areas, and (iii) any other portions of the Property that the Landlord is obligated to repair, and the costs so incurred by Landlord may be included in Operating Costs, subject to, and in accordance with, the provisions of Sections 3.1(b) and 5.2.

20.                               DEFAULT

20.1                        Events of Default.  The occurrence of any one or more of the following events shall constitute an “Event of Default” hereunder by Tenant:

The occurrence of any one or more of the following events shall constitute an “Event of Default” hereunder by Tenant:

(a)                                 If Tenant fails to make any payment of Rent or any other payment required hereunder, as and when due, and such failure shall continue for a period of five (5) Business Days after written notice thereof from Landlord to Tenant, provided, however, an Event of Default with respect to any monthly installments of Base Rent, Tenant’s Share of Operating Costs, or Tenant’s Share of Taxes (collectively “Scheduled Monthly Payments”) shall occur hereunder without any obligation of Landlord to give any notice if (i) Tenant fails to make any payment of Scheduled Monthly Payments within five (5) Business Days after the due date therefor, and (ii) Landlord has given Tenant written notice under this Section 20.1(a) with respect to Scheduled Monthly Payments on more than two (2) occasions during the twelve (12) month interval preceding such failure by Tenant;

(b)                                 Intentionally omitted;

(c)                                  If Tenant shall fail to execute and deliver to Landlord an estoppel certificate pursuant to Section 16 above or a subordination and attornment agreement pursuant to Section 22 below, within the timeframes set forth therein, and Tenant fails to cure such failure within five (5) Business Days after written notice from Landlord, and, following expiration of such five (5) Business Day period, Landlord shall deliver to Tenant a second written notice of such failure, which second written notice shall be written in capital letters and bold type, and such failure shall continue for a period of five (5) Business Days after Tenant’s receipt of such second written notice;

(d)                                 If Tenant shall fail to maintain any insurance required hereunder, and such failure continues for more than thirty (30) days after written notice from Landlord;

(e)                                  If Tenant causes or suffers any release of Hazardous Materials in or near the Property, and Tenant fails to remediate such release within thirty (30) days after notice thereof from Landlord; provided, however, that if the nature of such release is such that more than thirty (30) days are reasonably required to effect remediation of such release, then Tenant shall not be deemed to be in default if Tenant shall commence such cure within said thirty (30) day period and thereafter diligently prosecute such cure to completion as soon as reasonably possible;

(f)                                   If Tenant shall make a Transfer in violation of the provisions of Section 13 above, or if any event shall occur or any contingency shall arise whereby this Lease, or the term and estate thereby created, would (by operation of law or otherwise) devolve upon or pass to any person, firm or corporation other than Tenant, except as expressly permitted under Section 13 hereof;

(g)                                  The failure by Tenant to observe or perform any of the covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified above, and such failure continues for more than thirty (30) days after notice thereof from Landlord; provided, further, that if the nature of Tenant’s default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant shall commence such cure within said thirty (30) day period and thereafter diligently prosecute such cure to completion;

(h)                                 Tenant shall be involved in financial difficulties as evidenced by an admission in writing by Tenant of Tenant’s inability to pay its debts generally as they become due, or by the making or offering to make a composition of its debts with its creditors;

(i)                                     Tenant shall make an assignment or trust mortgage, or other conveyance or transfer of like nature, of all or a substantial part of its property for the benefit of its creditors,

(j)                                    an attachment on mesne process, on execution or otherwise, or other legal process shall issue against Tenant or its property and a sale of any of its assets shall be held thereunder;

(k)                                 any judgment, attachment or the like in excess of $100,000 shall be entered, recorded or filed against Tenant in any court, registry, etc. and Tenant shall fail to pay such judgment within sixty (60) days after the judgment shall have become final beyond appeal or to discharge or secure by surety bond such lien, attachment, etc. within sixty (60) days of such entry, recording or filing, as the case may be;

(l)                                     the leasehold hereby created shall be taken on execution or by other process of law and shall not be revested in Tenant within sixty (60) days thereafter;

(m)                             a receiver, sequesterer, trustee or similar officer shall be appointed by a court of competent jurisdiction to take charge of all or any part of Tenant’s Property and such appointment shall not be vacated within sixty (60) days; or

(n)                                 any proceeding shall be instituted by or against Tenant pursuant to any of the provisions of any Act of Congress or State law relating to bankruptcy, reorganizations, arrangements, compositions or other relief from creditors, and, in the case of any proceeding instituted against it, if Tenant shall fail to have such proceedings dismissed within sixty (60) days or if Tenant is adjudged bankrupt or insolvent as a result of any such proceeding.

20.2                        Remedies.  Upon an Event of Default, Landlord may, by notice to Tenant, elect to terminate this Lease; and thereupon (and without prejudice to any remedies which might otherwise be available for arrears of Rent or preceding breach of covenant or agreement and without prejudice to Tenant’s liability for damages as hereinafter stated), upon the giving of such notice, this Lease shall terminate as of the date specified therein as though that were the Expiration Date.  Without being taken or deemed to be guilty of any manner of trespass or conversion, and without being liable to indictment, prosecution or damages therefor, Landlord may thereafter, by lawful process, enter into and upon the Premises (or any part thereof in the name of the whole); repossess the same, as of its former estate; and expel Tenant and those claiming under Tenant.  The words “re-entry” and “re-enter” as used in this Lease are not restricted to their technical legal meanings.

20.3                        Damages - Termination.

(a)                                 Upon the termination of this Lease under the provisions of this Section 20, Tenant shall pay to Landlord Rent up to the time of such termination, shall continue to be liable for any preceding breach of covenant, and in addition, shall pay to Landlord as damages, at the election of Landlord, either:

(i)                                     the amount (discounted to present value at the rate of five percent (5%) per annum) by which, at the time of the termination of this Lease (or at any time thereafter if Landlord shall have initially elected damages under Section 20.3(a)(ii) below), (x) the aggregate of Rent projected over the period commencing with such termination and ending on the Expiration Date, exceeds (y) the aggregate projected rental value of the Premises for such period, taking into account a reasonable time period during which the Premises shall be unoccupied, plus all Reletting Costs (hereinafter defined); or

(ii)                                  amounts equal to Rent which would have been payable by Tenant had this Lease not been so terminated, payable upon the due dates therefor specified herein following such termination and until the Expiration Date, provided, however, if Landlord shall re-let the Premises during such period, that Landlord shall credit Tenant with the net rents received by Landlord from such re-letting, such net rents to be determined by first deducting from the gross rents as and when received by Landlord from such re-letting the expenses incurred or paid by Landlord in terminating this Lease, as well as the expenses of re-letting, including altering and preparing the Premises for new tenants, brokers’ commissions, and all other similar expenses properly chargeable against the Premises and the rental therefrom (collectively, “Reletting Costs”), it being understood that any such re-letting may be for a period equal to or shorter or longer than the remaining Term; and provided, further, that (x) in no event shall Tenant be entitled to receive any excess of such net rents over the sums payable by Tenant to Landlord hereunder and (y) in no event shall Tenant be entitled in any suit for the collection of damages pursuant to this Section 20.3(a)(ii) to a credit in respect of any net rents from a re-letting except to the extent that such net rents are actually received by Landlord prior to the commencement of such suit.  If the Premises or any part thereof should be re-let in combination with other space, then proper apportionment on a square foot area basis shall be made of the rent received from such re-letting and of the expenses of re-letting.

(b)                                 In calculating the amount due under Section 20.3(a)(i), above, there shall be included, in addition to the Base Rent, all other considerations agreed to be paid or performed by Tenant, including without limitation Tenant’s Share of Operating Costs and Taxes, on the assumption that all such amounts and considerations would have increased at the rate of five percent (5%) per annum for the balance of the full term hereby granted.

(c)                                  Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the Term would have expired if it had not been terminated hereunder.

(d)                                 Nothing herein contained shall be construed as limiting or precluding the recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any Event of Default hereunder.

(e)                                  Landlord agrees to use reasonable efforts to relet the Premises after Tenant vacates the Premises in the event that the Lease is terminated based upon a default by Tenant hereunder.  Marketing of Tenant’s Premises in a manner similar to the manner in which Landlord markets other premises within Landlord’s control in the Building shall be deemed to have satisfied Landlord’s obligation to use “reasonable efforts.”  In no event shall Landlord be required to (i) solicit or entertain negotiations with any other prospective tenants for the Premises until Landlord obtains full and complete possession of the Premises including, without limitation, the final and unappealable legal right to re-let the Premises free of any claim of Tenant, (ii) relet the Premises before leasing other vacant space in the Building, or (iii) lease the Premises for a rental less than the current fair market rental then prevailing for similar office space in the Building.

20.4                        Landlord’s Self-Help; Fees and Expenses.  If Tenant shall default in the performance of any covenant on Tenant’s part to be performed in this Lease contained, including without limitation the obligation to maintain the Premises in the required condition pursuant to Section 10.1 above, Landlord may, if Tenant fails to cure such default after receiving thirty (30) days advance written notice from Landlord, or such longer period as Tenant may require to cure such default, provided that Tenant commences to cure such default within such thirty (30) day period and thereafter diligently prosecutes such cure to completion (except that Landlord may exercise its rights under this Section 20.4: (i) without prior notice to Tenant in an emergency, and (ii) immediately after written notice to Tenant without any further cure period if, in Landlord’s reasonable judgment, Tenant’s default will either expose Landlord to liability or claims of third parties, or such default will cause a risk of injury to persons or damage to property), perform the same for the account of Tenant.  Tenant shall pay to Landlord upon demand therefor any costs incurred by Landlord in connection therewith, together with interest at the Lease Interest Rate until paid in full.  In addition, Tenant shall pay all of Landlord’s reasonable costs and expenses, including without limitation reasonable out of pocket attorneys’ fees, reasonably necessarily incurred: (i) in enforcing any obligation of Tenant under this Lease, or (ii) as a result of Landlord or any of the Landlord Parties, without its fault, being made party to any litigation pending by or against any of the Tenant Parties.

20.5                        Waiver of Redemption, Statutory Notice and Grace Periods.  Tenant does hereby waive and surrender all rights and privileges which it might have under or by reason of any present or future Legal Requirements to redeem the Premises or to have a continuance of this Lease for the Term hereby demised after being dispossessed or ejected therefrom by process of law or under the terms of this Lease or after the termination of this Lease as herein provided.  Except to the extent prohibited by Legal Requirements, any statutory notice and grace periods provided to Tenant by law are hereby expressly waived by Tenant.

20.6                        Landlord’s Remedies Not Exclusive.  The specified remedies to which Landlord may resort hereunder are cumulative and are not intended to be exclusive of any remedies or means of redress to which Landlord may at any time be lawfully entitled, and Landlord may invoke any remedy (including the remedy of specific performance) allowed at law or in equity as if specific remedies were not herein provided for.

20.7                        No Waiver.  Landlord’s failure to seek redress for violation, or to insist upon the strict performance, of any covenant or condition of this Lease, or any of the Rules and Regulations promulgated hereunder, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation.  The receipt by Landlord of Rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach.  The failure of Landlord to enforce any of such Rules and Regulations against Tenant and/or any other tenant in the Building shall not be deemed a waiver of any such Rules and Regulations.  No provisions of this Lease shall be deemed to have been waived by either party unless such waiver be in writing signed by such party.  No payment by Tenant or receipt by Landlord of a lesser amount than the Rent herein stipulated shall be deemed to be other than on account of the stipulated Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such Rent or pursue any other remedy in this Lease provided.

20.8                        Restrictions on Tenant’s Rights.  During the continuation of any uncured Event of Default, (a) Landlord shall not be obligated to provide Tenant with any notice pursuant to Sections 2.4 and 2.6 above; and (b) Tenant shall not have the right to make, nor to request Landlord’s consent or approval with respect to, any Alterations or Transfers.

20.9                        Landlord Default.  Notwithstanding anything to the contrary contained in the Lease, Landlord shall in no event be in default in the performance of any of Landlord’s obligations under this Lease unless Landlord shall have failed to perform such obligations within thirty (30) days (or such additional time as is reasonably required to correct any such default, provided Landlord commences cure within 30 days) after notice by Tenant to Landlord properly specifying wherein Landlord has failed to perform any such obligation, provided however, that the provisions of this sentence shall not affect or delay Tenant’s rights and remedies under Section 10.7 of this Lease.  Except as expressly set forth in this Lease, Tenant shall not have the right to terminate or cancel this Lease or to withhold rent or to set-off or deduct any claim or damages against rent as a result of any default by Landlord or breach by Landlord of its covenants or any warranties or promises hereunder, unless same continues after notice to Landlord thereof and an opportunity for Landlord to cure the same as set forth above.  In addition, except as expressly set forth in Section 2(f) of Exhibit 4, Tenant shall not assert any right to deduct the cost of repairs or any monetary claim against Landlord from rent thereafter due and payable under this Lease.

21.                               SURRENDER; ABANDONED PROPERTY; HOLD-OVER

21.1                        Surrender

(a)                                 Upon the expiration or earlier termination of the Term, Tenant shall (i) peaceably quit and surrender to Landlord the Premises (including without limitation all fixed lab benches, fume hoods, electric, plumbing, heating and sprinkling systems, fixtures and outlets, vaults, paneling, molding, shelving, radiator enclosures, cork, rubber, linoleum and composition floors, ventilating, silencing, air conditioning and cooling equipment therein and all other furniture, fixtures, and equipment that was either provided by Landlord or paid for in whole or in part by any allowance provided to Tenant by Landlord under this Lease) broom clean, in good order, repair and condition excepting only ordinary wear and tear and damage by fire or other insured Casualty; (ii) remove all of Tenant’s Property, and, to the extent specified by Landlord in accordance with Section 11, Alterations made by Tenant; and (iii) repair any damages to the Premises or the Building caused by the installation or removal of Tenant’s Property and/or such Alterations.  Tenant’s obligations under this Section 21.1(a) shall survive the expiration or earlier termination of this Lease.

(b)                                 Except with respect to any Disclosed Materials, Tenant shall clean and otherwise decommission all interior surfaces (including floors, walls, ceilings, and counters), piping, supply lines, waste lines, acid neutralization systems and plumbing in and/or exclusively serving the Premises, and all exhaust or other ductwork in and/or exclusively serving the Premises, in each case which has carried or released or been contacted by any Hazardous Materials or other chemical or biological materials used in the operation of the Premises, and shall otherwise clean the Premises so as to permit the Surrender Plan (defined below) to be issued, on or before, as the case may be: (i) the expiration of this Lease, (ii) the date thirty (30) days after any earlier termination based upon any default by Tenant in its obligations under the Lease, or (iii) as soon as reasonably possible after any earlier termination arising from any reason other than any default by Tenant in its obligations under the Lease, as the case may be.  At least thirty (30) days prior to the expiration of the Term (or, if applicable, within five (5) Business Days after any earlier termination of this Lease), Tenant shall deliver to Landlord a reasonably detailed narrative description of the actions proposed (or required by any Legal Requirements) to be taken by Tenant in order to render the Premises (including any Alterations permitted or required by Landlord to remain therein) free of Hazardous Materials and otherwise released for unrestricted use and occupancy including without limitation causing the Premises to be decommissioned in accordance with the regulations of the U.S. Nuclear Regulatory Commission and/or the Massachusetts Department of Public health (the “MDPH”) for the control of radiation, and cause the Premises to be released for unrestricted use by the Radiation Control Program of the MDPH (the “Surrender Plan”).  The Surrender Plan (i) shall be accompanied by a current list of (A) all Required Permits held by or on behalf of any Tenant Party with respect to Hazardous Materials in, on, under, at or about the Premises, and (B) Tenant’s Hazardous Materials, and (ii) shall be subject to the review and approval, which approval shall not be unreasonably withheld, conditioned, or delayed, of Landlord’s environmental consultant.  In connection with review and approval of the Surrender Plan, which approval shall not be unreasonably withheld, conditioned, or delayed, upon request of Landlord, Tenant shall deliver to Landlord or its consultant such additional non-proprietary information concerning the use of and operations within the Premises as Landlord shall reasonably request.  On or before the expiration of the Term (or within thirty (30) days after any earlier termination of this Lease, during which period Tenant’s use and occupancy of the Premises shall be governed by Section 21.3 below), Tenant shall deliver to Landlord a certification (“Hygienist Certification”) from a third party certified industrial hygienist reasonably acceptable to Landlord certifying that the

Premises do not contain any Hazardous Materials and evidence that the approved Surrender Plan shall have been satisfactorily completed by a contractor acceptable to Landlord, and Landlord shall have the right, subject to reimbursement at Tenant’s expense as set forth below, to cause Landlord’s environmental consultant to inspect the Premises and perform such additional procedures as may be deemed reasonably necessary to confirm that the Premises are, as of the expiration of the Term (or, if applicable, the date which is thirty (30) days after any earlier termination of this Lease), free of Hazardous Materials and otherwise available for unrestricted use and occupancy as aforesaid.  Landlord shall have the unrestricted right to deliver the Surrender Plan and any report by Landlord’s environmental consultant with respect to the surrender of the Premises to third parties.  Such third parties and the Landlord Parties shall be entitled to rely on the Surrender Plan.  If Tenant shall fail to prepare or submit a Surrender Plan approved by Landlord, or if Tenant shall fail to complete the approved Surrender Plan, or if such Surrender Plan, whether or not approved by Landlord, shall fail to adequately address the use of Hazardous Materials by any of the Tenant Parties in, on, at, under or about the Premises, Landlord shall have the right to take such actions as are reasonably necessary to assure that the Premises and the Property are surrendered in the condition required hereunder, the cost of which actions shall be reimbursed by Tenant as Additional Rent upon demand.  Tenant’s obligations under this Section 21.1(b) shall survive the expiration or earlier termination of the Term.

(c)                                  No act or thing done by Landlord during the Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such surrender shall be valid, unless in writing signed by Landlord.  Unless otherwise agreed by the parties in writing, no employee of Landlord or of Landlord’s agents shall have any power to accept the keys of the Premises prior to the expiration or earlier termination of this Lease.  The delivery of keys to any employee of Landlord or of Landlord’s agents shall not operate as a termination of this Lease or a surrender of the Premises.

(d)                                 Notwithstanding anything to the contrary contained herein, except as otherwise agreed in writing by the parties, Tenant shall, at its sole cost and expense, remove from the Premises, prior to the end of the Term, any item installed by or for Tenant and which, pursuant to Legal Requirements, must be removed therefrom before the Premises may be used by a subsequent tenant.

21.2                        Abandoned Property.  After the expiration or earlier termination hereof, if Tenant fails to remove any property from the Building or the Premises which Tenant is obligated by the terms of this Lease to remove within the applicable Abandonment Notice Period, as hereinafter defined, after written notice from Landlord, such property (the “Abandoned Property”) shall be conclusively deemed to have been abandoned, and may either be retained by Landlord as its property or sold or otherwise disposed of in such manner as Landlord may see fit.  The “Abandonment Notice Period” shall be: (i) two (2) Business Days in the event of the expiration of the Term of the Lease, (ii) five (5) Business Days in the event of the earlier termination of the Term of the Lease based upon any default by Tenant in its obligations under the Lease, or (iii) ten (10) Business Days in the event after any earlier termination arising from any reason other than any default by Tenant in its obligations under the Lease.  If any item of Abandoned Property shall be sold, Tenant hereby agrees that Landlord may receive and retain the proceeds of such sale and apply the same to the expenses of the sale, the cost of moving and storage, any damages to which Landlord may be entitled under Section 20 hereof or pursuant to law, to any arrears of Rent, and to any other amounts due from Tenant to Landlord, with any remainder to be promptly returned to Tenant.

21.3                        Holdover.  If any of the Tenant Parties holds over (which term shall include, without limitation, the failure of Tenant or any Tenant Party to perform all of its obligations under Section 21.1 above) after the end of the Term, Tenant shall be deemed a tenant-at-sufferance subject to the provisions of this Lease; provided that whether or not Landlord has previously accepted payments of Rent from Tenant, (i) Tenant shall pay Base Rent at the Hold-Over Percentage, as hereinafter defined, of the highest rate of Base Rent payable during the Term, (ii) Tenant shall continue to pay to Landlord all additional rent, and (iii) if such hold over continues for a period of more than thirty (30) days, Tenant shall be liable for all damages, including without limitation lost business and consequential damages, incurred by Landlord as a result of such holding over, Tenant hereby acknowledging that Landlord may need the Premises after the end of the Term for other tenants and that the damages which Landlord may suffer as the result of Tenant’s holding over cannot be determined as of the Execution Date.  The “Hold-Over Percentage” shall be 150% with respect to the first thirty (30) days of hold over and 200% with respect to any period of hold over after the first 30 days of hold over. Nothing contained herein shall grant Tenant the right to holdover after the expiration or earlier termination of the Term.

21.4                        Warranties.  Tenant hereby assigns to Landlord, to the extent assignable, any warranties in effect on the last day of the Term with respect to any fixtures and Alterations installed and to remain in the Premises.  Tenant shall provide Landlord with copies of any such warranties prior to the expiration of the Term (or, if the Lease is earlier terminated, within five (5) days thereafter).

22.                               MORTGAGEE RIGHTS

22.1                        Subordination. Tenant’s rights and interests under this Lease shall be (i) subject and subordinate to any ground lease, overleases, mortgage, deed of trust, or similar instrument covering the Premises, the Building and/or the Land and to all advances, modifications, renewals, replacements, and extensions thereof (each of the foregoing, a “Mortgage”), or (ii) if any Mortgagee elects, prior to the lien of any present or future Mortgage.  Landlord shall obtain an SNDA (as defined below) from the holder of the existing Mortgage affecting the Property.  Notwithstanding the foregoing, it shall be a condition to Tenant’s obligation to subordinate this Lease to the existing Mortgage affecting the Property as well as any future Mortgage, that Landlord obtains a subordination, non-disturbance and attornment agreement from the holder of such Mortgage (or ground lessor, as the case may be) in the standard form used by such Mortgagee (or ground lessor, as the case may be), with such commercially reasonable changes as Tenant may request (“SNDA”).

22.2                        Notices.  Tenant shall give each Mortgagee of which the Tenant is given written notice with the same notices given to Landlord concurrently with the notice to Landlord.  Each such Mortgagee shall have the concurrent grace period afforded to Landlord to cure a Landlord default (except that, with respect to any default which is the basis for Tenant to terminate the Lease, each Mortgagee shall have a commercially reasonable additional period of time to cure such default, as set forth in the Mortgagee’s SNDA with Tenant), and Mortgagee’s curing of any of Landlord’s default shall be treated as performance by Landlord.

22.3                        Mortgagee Liability.  Tenant acknowledges and agrees that if any Mortgage shall be foreclosed, (a) the liability of the Mortgagee and its successors and assigns shall exist only so long as such Mortgagee or purchaser is the owner of the Premises, and such liability shall not continue or survive after further transfer of ownership; and (b) such Mortgagee and its successors or assigns shall not be (i) liable for any act or omission of any prior lessor under this Lease; (ii) liable for the performance of Landlord’s covenants pursuant to the provisions of this Lease which arise and accrue prior to such entity succeeding to the interest of Landlord under this Lease or acquiring such right to possession; (iii) subject to any offsets or defense which Tenant may have at any time against Landlord, except as provided pursuant to Section 2(f) of Exhibit 4; (iv) bound by any base rent or other sum which Tenant may have paid previously for more than one (1) month; or (v) liable for the performance of any covenant of Landlord under this Lease which is capable of performance only by the original Landlord.

23.                               QUIET ENJOYMENT.

Landlord covenants that so long as there exists no uncured Event of Default by Tenant in its obligations under the Lease, Tenant shall peaceably and quietly hold, occupy and enjoy the Premises during the Term from and against the claims of all persons lawfully claiming by, through or under Landlord subject, nevertheless, to: (i) the covenants, agreements, terms, provisions and conditions of this Lease, (ii) any matters of record as of the Execution Date other than Mortgages, and (iii) any Mortgage to which this Lease is subject and subordinate, as hereinabove set forth.

24.                               NOTICES.

Any notice, consent, request, bill, demand or statement hereunder (each, a “Notice”) by either party to the other party shall be in writing and shall be deemed to have been duly given when either delivered by hand or by nationally recognized overnight courier (in either case with evidence of delivery or refusal thereof) addressed as follows, or by email transmission, so long as such transmission is followed within one (1) business day by delivery utilizing one of the other methods described in this paragraph, addressed as follows:

If to Landlord:                                                                     King 87 CPD LLC

c/o King Street Properties

200 CambridgePark Drive

Cambridge, MA 02140

Attention:  Stephen D. Lynch

Email:  slynch@ks-prop.com

With copies to:                                                                     Goulston & Storrs PC

400 Atlantic Avenue

Boston, MA 02110

Attention:  King Street

plevy@goulstonstorrs.com

And:                                                                     Each Mortgagee of which Tenant has received written notice from Landlord

If to Tenant, prior to the Term Commencement Date:

Ra Pharmaceuticals, Inc.

One Kendall Square, Suite B14301

Cambridge, MA 02139

Attention:  Kerry Black

Email: kblack @rapharma.com

If to Tenant, on or after the Term Commencement Date:

Ra Pharmaceuticals, Inc.

One Kendall Square, Suite B14301

Cambridge, MA 02139

Attention:  Kerry Black

Email: kblack @rapharma.com

With a copy to:                                                                  Goodwin Procter LLP

Exchange Place

53 State Street

Boston, MA 02109

Attention:  Michael J. Litchman

Email: mlitchman@goodwinprocter.com

Notwithstanding the foregoing, any notice from Landlord to Tenant regarding ordinary business operations (e.g., exercise of a right of access to the Premises, maintenance activities, invoices, etc.) may also be given by written notice delivered by facsimile to any person at the Premises whom Landlord reasonably believes is authorized to receive such notice on behalf of Tenant without copies as specified above.  Either party may at any time change the address or specify an additional address for such Notices by delivering or mailing, as aforesaid, to the other party a notice stating the change and setting forth the changed or additional address, provided such changed or additional address is within the United States.  Notices shall be effective upon the date of receipt or refusal thereof.

25.                               MISCELLANEOUS

25.1                        Separability.  If any provision of this Lease or portion of such provision or the application thereof to any person or circumstance is for any reason held invalid or unenforceable, the remainder of this Lease (or the remainder of such provision) and the application thereof to other persons or circumstances shall not be affected thereby.

25.2                        Captions.  The captions are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this Lease nor the intent of any provisions thereof.

25.3                        Broker. Tenant and Landlord each warrants and represents that it has dealt with no broker in connection with the consummation of this Lease other than CB Richard Ellis and Cushman & Wakefield (collectively, “Broker”). Tenant and Landlord each agrees to defend, indemnify and save the other harmless from and against any Claims arising in breach of the representation and warranty set forth in the immediately preceding sentence.  Landlord shall be solely responsible for the payment of any brokerage commissions to Broker.

25.4                        Entire Agreement. This Lease, Lease Summary Sheet and all Exhibits attached hereto and incorporated herein contain the entire and only agreement between the parties and any and all statements and representations, written and oral, including previous correspondence and agreements between the parties hereto, are merged herein.  Tenant acknowledges that all representations and statements upon which it relied in executing this Lease are contained herein and that Tenant in no way relied upon any other statements or representations, written or oral. This Lease may not be modified orally or in any manner other than by written agreement signed by the parties hereto.

25.5                        Governing Law.  This Lease is made pursuant to, and shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts and any applicable local municipal rules, regulations, by-laws, ordinances and the like.

25.6                        Representation of Authority.  By his or her execution hereof, each of the signatories on behalf of the respective parties hereby warrants and represents to the other that he or she is duly authorized to execute this Lease on behalf of such party. Upon Landlord’s request, Tenant shall provide Landlord with evidence that any requisite resolution, corporate authority and any other necessary consents have been duly adopted and obtained.

25.7                        Expenses Incurred by Landlord Upon Tenant Requests.  Tenant shall, upon demand, reimburse Landlord for all reasonable expenses, including, without limitation, legal fees, incurred by Landlord in connection with all requests by Tenant for consents, approvals or execution of collateral documentation related to this Lease, including, without limitation, costs incurred by Landlord in the review and approval of Tenant’s plans and specifications in connection with proposed Alterations to be made by Tenant to the Premises or in connection with requests by Tenant for Landlord’s consent to make a Transfer; provided however, that: (i) the maximum amount payable by Tenant on account of fees incurred by Landlord with respect to any request by Tenant for Landlord’s consent to a proposed Transfer shall be $2,000, except: (w) where the Transfer is a sub-sublease of any tier, and (x) where, at Tenant’s request, the parties enter into a mutually acceptable amendment to the Lease in connection with such proposed Transfer, and (ii) Tenant shall not be required to pay for the cost of Landlord’s review and approval of Tenant’s plans and specifications in connection with proposed Alterations, except in those instances where Landlord, in its reasonable business judgment, is required to engage a third-party engineer (e.g., structural or MEP) to review such plans and specifications.  Such costs shall be deemed to be additional rent under this Lease..

25.8                        Survival.  Without limiting any other obligation of either party which may survive the expiration or prior termination of the Term, all obligations on the part of either party to indemnify, defend, or hold the other party harmless, as set forth in this Lease shall survive the expiration or prior termination of the Term.

25.9                        Limitation of Liability.

(a)                                 Limitations on Landlord’s Liability.  Tenant shall neither assert nor seek to enforce any claim against Landlord or any of the Landlord Parties, or the assets of any of the Landlord Parties, for breach of this Lease or otherwise, other than against Landlord’s interest in the Property and in the uncollected rents, issues and profits thereof, and Tenant agrees to look solely to such interest for the satisfaction of any liability of Landlord under this Lease.  This Section 25.9 shall not limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord.  Landlord and Tenant specifically agree that in no event shall any officer, director, trustee, employee or representative of Landlord or of any of the other Landlord Parties ever be personally liable for any obligation under this Lease, nor shall Landlord or any of the other Landlord Parties be liable for consequential, indirect or incidental damages or for lost income or lost profits whatsoever in connection with this Lease.

(b)                                 Limitations on Tenant’s Liability.  Landlord and Tenant specifically agree that in no event shall any officer, director, trustee, employee or representative of Tenant (“Tenant Limited Parties”) ever be personally liable for any obligation under this Lease, nor shall Tenant or any of the other Tenant Limited Parties be liable for consequential, indirect or incidental damages or for lost income or lost profits whatsoever in connection with this Lease, provided however, that nothing in this Section 25.9(b) shall affect or limit any liability or obligation which Tenant has to Landlord pursuant to either Sections 17 (Hazardous Materials), 21.1 (Surrender) or 21.3 (Hold Over).

25.10                 Binding Effect.  The covenants, agreements, terms, provisions and conditions of this Lease shall bind and benefit the successors and assigns of the parties hereto with the same effect as if mentioned in each instance where a party hereto is named or referred to, except that no violation of the provisions of Section 13 hereof shall operate to vest any rights in any successor or assignee of Tenant.

25.11                 Landlord Obligations upon Transfer.  Upon any sale, transfer or other disposition of the Building, Landlord shall be entirely freed and relieved from the performance and observance thereafter of all covenants and obligations hereunder on the part of Landlord to be performed and observed, it being understood and agreed in such event (and it shall be deemed and construed as a covenant running with the land) that the person succeeding to Landlord’s ownership of said reversionary interest shall thereupon and thereafter assume, and perform and observe, any and all of such covenants and obligations of Landlord, except as otherwise agreed in writing.

25.12                 No Grant of Interest.  Tenant shall not grant any interest whatsoever in any fixtures within the Premises or any item paid in whole or in part by Landlord’s Contribution or by Landlord.

25.13                 Financial Information.  Tenant shall deliver to Landlord, within thirty (30) days after Landlord’s reasonable request, Tenant’s most recently completed balance sheet and related statements of income, shareholder’s equity and cash flows statements (audited if available) reviewed by an independent certified public accountant and certified by an officer of Tenant as being true and correct in all material respects.  Landlord may only request Tenant’s financial statements one time in any twelve (12) consecutive month period unless Landlord is involved with a sale or refinancing of the Property, in which event Landlord shall have the right to request that Tenant provide its financial statements, as aforesaid, two times in such twelve (12) consecutive month period.  Any such financial information may be relied upon by any actual or potential lessor, purchaser, or mortgagee of the Property or any portion thereof.

25.14                 OFAC Certificate and Indemnity.  Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 (the “Executive Order”), and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 10756, the “Patriot Act”) prohibit certain property transfers.  Tenant hereby represents and warrants to Landlord (which representations and warranties shall be deemed to be continuing and re-made at all times during the Term) that neither Tenant nor any stockholder, manager, beneficiary, partner, or principal of Tenant is subject to the Executive Order, that none of them is listed on the United States Department of the Treasury Office of Foreign Assets Control (“OFAC”) list of “Specially Designated Nationals and Blocked Persons” as modified from time to time, and that none of them is otherwise subject to the provisions of the Executive Order or the Patriot Act.  The most current list of “Specially Designated Nationals and Blocked Persons” can be found at http://www.treas.gov/offices/eotffc/ofac/sdn/index.html.  Tenant shall from time to time, within ten days after request by Landlord, deliver to Landlord any certification or other evidence requested from time to time by Landlord in its reasonable discretion, confirming Tenant’s compliance with these provisions.  No assignment or subletting, other than a Related Party Transfer, shall be effective unless and until the assignee or subtenant thereunder delivers to Landlord written confirmation of such party’s compliance with the provisions of this subsection, in form and content satisfactory to Landlord.  If for any reason the representations and warranties set forth in this subsection, or any certificate or other evidence of compliance delivered to Landlord hereunder, is untrue in any respect when made or delivered, or thereafter becomes untrue in any respect, then an event of default hereunder shall be deemed to occur immediately, and there shall be no opportunity to cure.  Tenant shall indemnify, defend with counsel reasonably acceptable to Landlord, and hold Landlord harmless from and against, any and all liabilities, losses claims, damages, penalties, fines, and costs (including attorneys’ fees and costs) arising from or related to the breach of any of the foregoing representations, warranties, and duties of Tenant.  The provisions of this subsection shall survive the expiration or earlier termination of this Lease for the longest period permitted by law.

25.15                 Confidentiality.

(a)                                 Each party acknowledges and agrees that the terms of this Lease are confidential. Disclosure of the terms hereof could adversely affect the ability of Landlord to negotiate other leases with respect to the Building and may impair Landlord’s relationship with other tenants of the Building.  Each party agrees that it and its partners, officers, directors, employees, brokers, and attorneys, if any, shall not disclose the terms and conditions of this Lease to any other person or entity without the prior written consent of the other party which may be given or withheld by such other party, in such other party’s sole discretion, except as required for financial disclosures or securities filings, as required by the order of any court or public body with authority over such first party, or in connection with any litigation between the parties with respect this Lease.  In addition, either party may disclose such information to its actual and prospective lenders, investors, partners and others who need to know such information in the ordinary operation of such party’s business, provided that such party advises the recipients of such party’s confidentiality obligations under this Section 25.15(a).

(b)                                 Except as provided in this Section 25.15(b), Landlord shall not release to any third party any Tenant Confidential Information, as hereinafter defined.  “Tenant Confidential Information” shall defined as any non-public financial information or other non-public information that Tenant gives Landlord regarding Tenant’s ownership structure, its business operations, research or financial condition which Tenant identifies to Landlord in writing as confidential at the time of disclosure to Landlord.  . Notwithstanding the foregoing, Tenant Confidential Information under this Section may be released by Landlord or Tenant under the following circumstances: (i) if required by applicable laws, order of governmental authority or court order, provided that (if reasonably feasible), Landlord gives Tenant reasonable prior notice of such requirement, (ii) to Landlord’s attorneys, accountants, brokers, other bona fide consultants or advisers (with respect to this Lease only), (iii) to Landlord’s actual and prospective lenders, investors, and purchasers, and (iv) with respect to the Surrender Plan, to any prospective or actual successor tenant of the Premises; provided that, in the cases of disclosures pursuant to clauses (ii), (iii) and (iv) above, Landlord advises the recipients of Landlord’s confidentiality obligations under this Section 25.15(b).

(c)                                  Each party’s obligations under this Section 25 shall not be applicable to information that is or becomes generally known to, or ascertainable by, the public, other than as a result of an unauthorized disclosure by such party or by persons or entities to whom such party has made an unauthorized disclosure. It is understood and agreed that damages alone would be an inadequate remedy for the breach of this provision by either party, and each party shall also have the right to seek specific performance of this provision and to seek injunctive relief to prevent its breach or continued breach.

25.16                 Right of First Offer.

Subject to and in accordance with Exhibit 11 attached hereto and made a part hereof by reference, Tenant shall be entitled to a right of first offer as to the ROFO Premises (as defined in Exhibit 11)

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF the parties hereto have executed this Lease as a sealed instrument as of the Execution Date.

LANDLORD

KING 87 CPD LLC,
a Delaware limited liability company

By:	King Rizzuto LLC,
its Manager

	By:	King Street Properties Investments LLC,
its Manager

	By:	/s/ Stephen D. Lynch
Name: Stephen D. Lynch
Title: Manager

TENANT

RA PHARMACEUTICALS, INC.

By:	/s/ Douglas A. Treco, Ph.D.
	Name:	Douglas A. Treco, Ph.D.
	Title:	President and CEO

EXHIBIT 1

LEGAL DESCRIPTION

A parcel of land with the buildings thereon situated in Cambridge, Middlesex County, Massachusetts, more particularly shown on a plan entitled “Plan of Land Cambridge, Mass., “Scale: 1” = 40’, dated November 22, 1982, prepared by Harry R. Feldman, Inc. and recorded with Middlesex South Deeds Book 14852, Page 86, bounded and described as follows:

Southerly by Rindge Avenue Extension by two courses, 216.13 feet and 105.00 feet;

Westerly by land now or formerly of Jeanette Yanofsky and Marcis Yanofsky, trustees, by 433.91 feet;

Northerly by land now or formerly of the Massachusetts Bay Transportation Authority by two curved lines, the first with a radius of 2904.43 feet and a length of 172.58 feet and the second with a radius of 290.00 feet and a length of 10.52 feet;

Northeasterly still by land now or formerly of said Authority, by a curved line with a radius of 130.00 feet and a length of 181.73 feet;

Northerly again still by Land now or formerly of said Authority, 54.44 feet; and

Easterly by land now or formerly of Bethlehem Steel Company, by three courses, 127.83 feet, 123.78 feet and 77.84 feet.

Containing 135,658 square feet or 3.114 acres as shown on said plan.

There is excluded and excepted from the above described premises that portion thereof conveyed by Genetics by deed to the City of Cambridge dated July 18, 1984 and recorded on November 30, 1984, with said Deeds as Instrument No. 193, Book 15899, Page 549, for the Widening of Rindge Avenue Extension which excluded portion is more particularly described as follows:

Beginning at a point at a concrete bound located on the Northerly street line of Rindge Avenue Extension and the Southeast corner of said parcel, said point being the point of beginning;

Thence running along said Northerly street line of Rindge Avenue Extension N88°-20’-16”W a distance of 216.13 feet to a point on the Northerly street line of Rindge Avenue Extension;

Thence along said Northerly street line of Rindge Avenue Extension N76°-31’48”W a distance of 105.00 feet to a point on the Northerly street line of Rindge Avenue Extension;

Thence N13°-28’12”E a distance of 4.00 feet to a point;

Thence S76°-31’-48”E a distance of 16.53 feet to a point:

Thence along a curve with a radius of 568.00 feet a distance of 117.06 feet to a point;

Thence S88°-20’-16”E a distance of 185.28 feet to a point;

Thence S0°-38’-16”E a distance of 10.01 feet to the point of beginning and containing about 2,779± Square feet of land as shown on a plan titled “Land Acquisition Plan Rindge Avenue Extension” in Cambridge, Massachusetts, prepared by Bryant Associates, Inc. and dated March 3, 1984 on Sheet 2 of 2.

TOGETHER WITH a beneficial easement for purposes of maneuvering vehicles, in Grant of Easements by and between Genetics Institute, Inc., and Cambridge Park One, recorded on October 25, 1984 as Instrument No. 272, Book 15846, Page 427.

EXHIBIT 2

LEASE PLAN

EXHIBIT 2-1

PERMISSIBLE RELOCATION PARKING AREAS

EXHIBIT 3

BUILDING SPECIFICATIONS

ROOF	Reinforced EPDM membrane over mechanically fastened rigid insulation.
FAÇADE	Brick with wood frame/metal clad double glazed windows.
STRUCTURE	Steel framed with composite slab supported by reinforced concrete footings. Floor Loads: First floor — 125psf LL Second floor — 60psf LL
CEILING HEIGHT	9’-6” finished lab ceiling height (typical), 8’-6” finished office ceiling height (typical)
LOADING	One drive-up overhead door at ground level with recessed, in-ground, truck loading lift.
ELEVATORS	• One hydraulic passenger/freight elevator @ 2,000# capacity, 3’-6’ x 7’-0’ door opening • One new traction freight elevator @ 4,000# capacity, 350fpm, 4’-0’ x 7’-0” opening
HVAC

•             2 CFM per rentable square foot of Lab Space in the Premises as shown on the Ra Pharma Test Fit dated 6.26.15, attached hereto as Schedule 1 of Exhibit 3 (the parties acknowledging that the Tenant may add HVAC equipment to increase the existing HVAC capacity, subject to obtaining Landlord’s approval in accordance with the provisions of the Lease)

•             (2) centrifugal chillers @ 500 tons each

•             (2) lab area AHUs with a 53,000 CFM capacity

•             (1) office area AHU with a 27,000 CFM capacity

•             (2) low pressure boilers producing 8,600#/hr each.

ELECTRICITY

•             Two redundant 13.8kV primary lines via exterior switchgear. The 13.8kV primary powers a 2,500kVA transformer. The secondary of the 2,500kVA transformers provides the 480volt, 3-phase, 3-wire switchboard.

BACK-UP GENERATOR	• 1,000kVA, 800kW, 480/277 volt diesel generator, 2000 Gallon UL
LIFE SAFETY	• Existing base building sprinkler system; Addressable Notifier NFS2 - 3030 fire alarm system; emergency lighting in common areas
UTILITIES	• Water/sewer: City of Cambridge • Electricity: NStar • Gas: NStar

Schedule 1 of Exhibit 3

EXHIBIT 4

WORK LETTER

This Exhibit is attached to and made a part of the Lease (the “Lease”) by and between KING 87 CPD LLC, a Delaware limited liability company (“Landlord”), and RA PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”), for space located at 87 CambridgePark Drive, Cambridge, Massachusetts.  Capitalized terms used but not defined herein shall have the meanings given in the Lease.

1.                                      Performance of Tenant’s Work

Tenant shall perform Tenant’s Work in accordance with the provisions of the Lease (including, without limitation, Section 11 and this Exhibit 3).  Tenant’s Work shall be performed at Tenant’s sole cost and expense, except for Landlord’s Contribution, as hereinafter set forth.  Without limiting the foregoing, Tenant’s Work shall be designed by an architect approved by Landlord and a contractor approved by Landlord, which approval shall not be unreasonably withheld, conditioned, or delayed.  Landlord confirms that it has approved: (i) DiMella Shaffer to act as Tenant’s architect in designing Tenant’s Work, and (ii) The Richmond Group to act as Tenant’s contractor in performing Tenant’s Work.

2.                                      Landlord’s Contribution

(a)                                 Amount.  As an inducement to Tenant’s entering into this Lease, Landlord shall, subject to the provisions of this Section , provide to Tenant a special tenant improvement allowance equal to Two Million Six Hundred Sixty-Two Thousand Three Hundred and 00/100 Dollars ($2,662,300.00) (“Landlord’s Contribution”) to be used by Tenant solely for costs incurred by Tenant in designing Tenant’s Work (“Soft Costs”) and in performing Tenant’s Work (“Hard Costs”).  Soft Costs and Hard Costs are referred to collectively herein as “Permitted Costs”.  No more than $399,345 of Landlord’s Contribution may be applied towards Soft Costs.

(b)                                 Budget.  Tenant shall have no right to submit any requisition to Landlord on account of Permitted Costs until Tenant has submitted to Landlord a detailed good faith budget (“Budget”) of Permitted Costs.  Tenant shall deliver to Landlord an update of the Budget at least once every two months, but in any event after Tenant enters into a contract for the performance of Tenant’s Work with its contractor.

(c)                                  Tenant shall submit to Landlord reasonably detailed documentation evidencing the then current Budget at the time of each Budget update.  For the purposes hereof, Permitted Costs shall not include:  (i) the cost of any of Tenant’s Property (hereinafter defined), including without limitation telecommunications and computer equipment and all associated wiring and cabling, any de-mountable decorations, artwork and partitions, signs, and trade fixtures, (ii) the cost of any fixtures or Alterations that will be removed at the end of the Term, and (iii) any fees paid to Tenant, any Affiliated Entity or Successor,

(d)                                 Requisitions.  Landlord shall pay Landlord’s Proportion (hereinafter defined) of the cost shown on each requisition (hereinafter defined) submitted by Tenant to

Landlord within thirty (30) days of submission thereof by Tenant to Landlord until the entirety of Landlord’s Contribution has been exhausted.  “Landlord’s Proportion” shall be a fraction, the numerator of which is Landlord’s Contribution and the denominator of which the Budget for Permitted Costs, from time to time.  A “requisition” shall mean AIA Documents G-702 and G-703 duly executed and certified by Tenant’s architect and general contractor (accompanied by, without limitation, invoices from Tenant’s contractors, vendors, service providers and consultants (collectively, “Contractors”) and partial lien waivers and subordinations of lien, as specified in M.G.L. Chapter 254, Section 32 (“Lien Waivers”) with respect to the prior month’s requisition, and such other documentation as Landlord or any Mortgagee may reasonably request) showing in reasonable detail the costs of the item in question or of the improvements installed to date in the Premises, accompanied by certifications executed by the Chief Executive Officer, Chief Financial Officer, Chief Operations Officer, Vice President, or other officer of Tenant that the amount of the requisition in question does not exceed the cost of the items, services and work covered by such requisition.  Landlord shall have the right, upon reasonable advance notice to Tenant and not more often than one time per calendar month, to inspect Tenant’s books and records relating to each requisition in order to verify the amount thereof.  Such inspection shall be at Landlord’s sole cost and expense unless, after performing such inspection, it is determined that Tenant overstated the amount due to Tenant by more than four (4%) in which event, Tenant shall reimburse Landlord for the reasonable third party cost of such inspection.  Tenant shall submit requisition(s) no more often than monthly.

(e)                                  Notwithstanding anything to the contrary herein contained:  (i) Landlord shall have no obligation to advance funds on account of Landlord’s Contribution more than once per month; (ii) if Tenant fails to pay to Tenant’s contractors the amounts paid by Landlord to Tenant in connection with any previous requisition(s), Landlord shall thereafter have the right to have Landlord’s Contribution paid directly to Tenant’s contractors; (iii) Landlord shall have no obligation to pay any portion of Landlord’s Contribution with respect to any requisition submitted after the date (the “Outside Requisition Date”) which is the earlier of: (a) three (3) months after the completion of Tenant’s Work, or (b) six (6) months after the Rent Commencement Date; provided, however, that if Tenant certifies to Landlord that it is engaged in a good faith dispute with any contractor, such Outside Requisition Date shall be extended while such dispute is ongoing, so long as Tenant is diligently prosecuting the resolution of such dispute; (iv) Tenant shall not be entitled to any unused portion of Landlord’s Contribution; (v) Landlord’s obligation to pay any portion of Landlord’s Contribution shall be conditioned upon there existing no default by Tenant in its obligations under this Lease at the time that Landlord would otherwise be required to make such payment; and (vi) in addition to all other requirements hereof, Landlord’s obligation to pay the final ten percent (10%) of Landlord’s Contribution shall be subject to simultaneous delivery of all Lien Waivers relating to items, services and work performed in connection with Tenant’s Work.  If Landlord declines to fund any requisition on the basis that, at the time that Tenant submitted such requisition to Landlord, Tenant is in default of its obligations under the Lease, then, if Tenant cures such default and so long as the Lease is still in full force and effect, Tenant shall again have the right to resubmit such requisition (as may be updated by Tenant for any work performed since the date of the previously submitted requisition) for payment subject to the terms and conditions of this Section 2.

(f)                                   If Landlord fails to fund any payment of Landlord’s Contribution properly due to Tenant when due, within thirty (30) days after Tenant’s written demand, the unfunded amount of the Landlord’s Contribution shall accrue interest at the Lease Interest Rate, as defined in Section 5.4, from the date due until paid, and Tenant may offset such owed amounts from subsequent installments of Base Rent until the total owed to Tenant is reimbursed.

3.                                      Miscellaneous

(a)                                 Tenant’s Authorized Representative.  Tenant designates Kerry Black (“Tenant’s Representative”) as the only person authorized to act for Tenant pursuant to this Work Letter.  Landlord shall not be obligated to respond to or act upon any request, approval, inquiry or other communication (“Communication”) from or on behalf of Tenant in connection with this Work Letter unless such Communication is in writing from Tenant’s Representative.  Tenant may change either Tenant’s Representative at any time upon not less than five (5) Business Days advance written notice to Landlord.

(b)                                 Landlord’s Authorized Representative.  Landlord designates Michael Diminico (“Landlord’s Representative”) as the only person authorized to act for Landlord pursuant to this Work Letter.  Tenant shall not be obligated to respond to or act upon any request, approval, inquiry or other Communication from or on behalf of Landlord in connection with this Work Letter unless such Communication is in writing from Landlord’s Representative.  Landlord may change either Landlord’s Representative at any time upon not less than five (5) Business Days advance written notice to Tenant.

4.                                      This Exhibit shall not be deemed applicable to any additional space added to the Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Premises or any additions to the Premises in the event of a renewal or extension of the original Term of the Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement to the Lease.

EXHIBIT 5

FORM OF LETTER OF CREDIT

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER

ISSUE DATE:

ISSUING BANK:

SILICON VALLEY BANK

3003 TASMAN DRIVE

2ND FLOOR, MAIL SORT HF210

SANTA CLARA, CALIFORNIA 95054

BENEFICIARY:

KING 87 CPD LLC

87 CAMBRIDGEPARK DRIVE

CAMBRIDGE, MA

APPLICANT:

RA PHARMACEUTICALS INC

ONE KENDALL SQUARE

SUITE B14301

CAMBRIDGE MA 02139

AMOUNT:            US$          (             AND XX/100 U.S. DOLLARS)

EXPIRATION DATE:

LOCATION:                          SANTA CLARA, CALIFORNIA

DEAR SIR/MADAM:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF       IN YOUR FAVOR AVAILABLE BY YOUR DRAFTS DRAWN ON US AT SIGHT IN THE FORM OF EXHIBIT “A” ATTACHED AND ACCOMPANIED BY THE FOLLOWING DOCUMENTS:

1.              THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENT(S), IF ANY.

2.              BENEFICIARY’S SIGNED STATEMENT STATING AS FOLLOWS:

“BENEFICIARY IS ENTITLED TO DRAW UPON THIS LETTER OF CREDIT (IN THE AMOUNT OF THE DRAFT SUBMITTED HEREWITH) PURSUANT TO THIS LEASE (THE “LEASE) DATED        ,      2015 BY AND BETWEEN KING 87 CPD LLC, AS LANDLORD AND RA PHARMACEUTICALS, INC., AS TENANT AND/OR ANY AMENDMENT TO THE LEASE OR ANY OTHER AGREEMENT BETWEEN SUCH PARTIES RELATED TO THE LEASE.”

PARTIAL DRAWS AND MULTIPLE PRESENTATIONS ARE ALLOWED.

THIS ORIGINAL LETTER OF CREDIT MUST ACCOMPANY ANY DRAWINGS HEREUNDER FOR ENDORSEMENT OF THE DRAWING AMOUNT AND WILL BE RETURNED TO THE BENEFICIARY UNLESS IT IS FULLY UTILIZED.

THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR AN ADDITIONAL PERIOD OF ONE YEAR, WITHOUT AMENDMENT, FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE UNLESS AT LEAST 60 DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE SEND YOU A NOTICE BY REGISTERED MAIL OR OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESS (OR ANY OTHER ADDRESS INDICATED BY YOU, IN A WRITTEN NOTICE TO US THE RECEIPT OF WHICH WE HAVE ACKNOWLEDGED, AS THE ADDRESS TO WHICH WE SHOULD SEND SUCH NOTICE) THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE CURRENT EXPIRATION DATE. A COPY OF ANY SUCH NOTICE SHALL ALSO BE SET, IN THE SAME MANNER TO GOULSTON & STORRS PC,400 ATLANTIC AVENUE, BOSTON, MA 02110, ATTENTION: KING STREET, HOWEVER LACK OF RECEIPT OF SUCH COPY SHALL NOT INVALIDATE OUR NON-EXTENSION NOTICE TO THE BENEFICIARY. IN NO EVENT SHALL THIS LETTER OF CREDIT BE AUTOMATICALLY EXTENDED BEYOND                .

THIS LETTER OF CREDIT IS TRANSFERABLE ONE OR MORE TIMES, BUT IN EACH INSTANCE ONLY TO A SINGLE BENEFICIARY AS TRANSFEREE AND ONLY UP TO THE THEN AVAILABLE AMOUNT, ASSUMING SUCH TRANSFER TO SUCH TRANSFEREE WOULD BE IN COMPLIANCE WITH THEN APPLICABLE LAW AND REGULATION, INCLUDING BUT NOT LIMITED TO THE REGULATIONS OF THE U. S. DEPARTMENT OF TREASURY AND U. S. DEPARTMENT OF COMMERCE.  AT THE TIME OF TRANSFER, THE ORIGINAL LETTER OF CREDIT AND ORIGINAL AMENDMENT(S), IF ANY, MUST BE SURRENDERED TO US AT OUR ADDRESS INDICATED IN THIS LETTER OF CREDIT TOGETHER WITH OUR TRANSFER FORM ATTACHED HERETO AS EXHIBIT “B” DULY EXECUTED.  THE CORRECTNESS OF THE SIGNATURE AND TITLE OF THE PERSON SIGNING THE TRANSFER FORM MUST BE VERIFIED BY BENEFICIARY’S BANK. APPLICANT SHALL PAY OUR

TRANSFER FEE OF ¼ OF 1% OF THE TRANSFER AMOUNT (MINIMUM US$250.00) UNDER THIS LETTER OF CREDIT; PROVIDED HOWEVER, THAT IN NO EVENT SHAL PAYMENT OF SUCH TRANSFER FEE BE A CONDITION TO BENEFICIARY’S RIGHT TO TRANSFER THIS LETTER OF CREDIT, AS AFORESAID.

DRAFT(S) AND DOCUMENTS MUST INDICATE THE NUMBER AND DATE OF THIS LETTER OF CREDIT.

ALL DEMANDS FOR PAYMENT SHALL BE MADE BY PRESENTATION OF THE ORIGINAL APPROPRIATE DOCUMENTS ON A BUSINESS DAY AT OUR OFFICE (THE “BANK’S OFFICE”) AT: SILICON VALLEY BANK, 3003 TASMAN DRIVE, SANTA CLARA, CA 95054, ATTENTION: STANDBY LETTER OF CREDIT NEGOTIATION SECTION OR BY FACSIMILE TRANSMISSION AT: (408) 496-2418 OR (408) 969-6510 ; AND SIMULTANEOUSLY UNDER TELEPHONE ADVICE TO: (408) 654-6274 OR (408) 654-7716, ATTENTION: STANDBY LETTER OF CREDIT NEGOTIATION SECTION WITH ORIGINALS TO FOLLOW BY OVERNIGHT COURIER SERVICE; PROVIDED, HOWEVER, THE BANK WILL DETERMINE HONOR OR DISHONOR ON THE BASIS OF PRESENTATION BY FACSIMILE ALONE, AND WILL NOT EXAMINE THE ORIGINALS.

WE HEREBY AGREE WITH THE BENEFICIARY THAT DRAFTS DRAWN UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT WILL BE DULY HONORED UPON PRESENTATION TO US ON OR BEFORE THE EXPIRATION DATE OF THIS LETTER OF CREDIT OR ANY AUTOMATICALLY EXTENDED EXPIRATION DATE.

IF ANY INSTRUCTIONS ACCOMPANYING A DRAWING UNDER THIS LETTER OF CREDIT REQUEST THAT PAYMENT IS TO BE MADE BY TRANSFER TO YOUR ACCOUNT WITH ANOTHER BANK, WE WILL ONLY EFFECT SUCH PAYMENT BY FED WIRE TO A U.S. REGULATED BANK, AND WE AND/OR SUCH OTHER BANK MAY RELY ON AN ACCOUNT NUMBER SPECIFIED IN SUCH INSTRUCTIONS EVEN IF THE NUMBER IDENTIFIES A PERSON OR ENTITY DIFFERENT FROM THE INTENDED PAYEE.

THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES (ISP98), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590.

AUTHORIZED SIGNATURE	AUTHORIZED SIGNATURE

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER

EXHIBIT A

DATE:                                                                                                                                                                                                                          REF. NO.

AT SIGHT OF THIS DRAFT

PAY TO THE ORDER OF                                                                                                                                                   US$

US DOLLARS

DRAWN UNDER SILICON VALLEY BANK, SANTA CLARA, CALIFORNIA, STANDBY

LETTER OF CREDIT NUMBER NO.                         DATED

TO: SILICON VALLEY BANK

3003 TASMAN DRIVE

SANTA CLARA, CA 95054                                                                                                                                         (BENEFICIARY’S NAME)

Authorized Signature

GUIDELINES TO PREPARE THE DRAFT

1.              DATE: ISSUANCE DATE OF DRAFT.

2.              REF. NO.: BENEFICIARY’S REFERENCE NUMBER, IF ANY.

3.              PAY TO THE ORDER OF: NAME OF BENEFICIARY AS INDICATED IN THE L/C (MAKE

SURE BENEFICIARY ENDORSES IT ON THE REVERSE SIDE).

4.              US$: AMOUNT OF DRAWING IN FIGURES.

5.              USDOLLARS: AMOUNT OF DRAWING IN WORDS.

6.              LETTER OF CREDIT NUMBER: SILICON VALLEY BANK’S STANDBY L/C NUMBER THAT PERTAINS TO THE DRAWING.

7.              DATED: ISSUANCE DATE OF THE STANDBY L/C.

8.              BENEFICIARY’S NAME: NAME OF BENEFICIARY AS INDICATED IN THE L/C.

9.              AUTHORIZED SIGNATURE: SIGNED BY AN AUTHORIZED SIGNER OF BENEFICIARY.

IF YOU HAVE QUESTIONS RELATED TO THIS STANDBY LETTER OF CREDIT PLEASE CONTACT US AT               .

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER

EXHIBIT B

TRANSFER FORM

DATE:

TO: SILICON VALLEY BANK
3003 TASMAN DRIVE	RE: IRREVOCABLE STANDBY LETTER
OF CREDIT
SANTA CLARA, CA 95054	NO. ISSUED BY
ATTN:INTERNATIONAL DIVISION.	SILICON VALLEY BANK,
SANTA CLARA
STANDBY LETTERS OF CREDIT	L/C AMOUNT:

GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

(NAME OF TRANSFEREE)

(ADDRESS)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECTLY TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

SINCERELY,

(BENEFICIARY’S NAME)

(SIGNATURE OF BENEFICIARY)

(NAME AND TITLE)

SIGNATURE AUTHENTICATED

The name(s), title(s), and signature(s) conform to that/those on file with us for the company and the signature(s) is/are authorized to execute this instrument.

(Name of Bank)

(Address of Bank)

(City, State, ZIP Code)

(Authorized Name and Title)

(Authorized Signature)

(Telephone number)

EXHIBIT 6

LANDLORD’S SERVICES

1.                                      Hot and cold water to the lavatories

2.                                      Electricity for building common areas

3.                                      HVAC services to the Building common areas and the Premises

4.                                      Maintenance and Repair of the Property as Described in Section 10.2

5.                                      Trash Removal (for non medical or biological materials)

6.                                      Snow Removal

7.                                      Exterior grounds and parking maintenance

8.                                      Management and Administrative Services

9.                                      Building Security Systems and Services

10.                               Maintenance of Life Safety Systems (fire alarm and sprinkler)

11.                               Such other services as Landlord reasonably determines are necessary or appropriate for the Property

EXHIBIT 7

TENANT WORK INSURANCE SCHEDULE

Tenant shall, at its own expense, maintain and keep in force, or cause to be maintained and kept in force by any general contractors, sub-contractors or other third party entities where required by contract, throughout any period of alterations to the Premises or the Building by Tenant, the following insurance coverages:

(1)                                 Property Insurance.  “All-Risk” or “Special” Form property insurance, and/or Builders Risk coverage for major renovation projects, including, without limitation, coverage for fire, earthquake and flood; boiler and machinery (if applicable); sprinkler damage; vandalism; malicious mischief coverage on all equipment, furniture, fixtures, fittings, tenants work, improvements and betterments, business income, extra expense, merchandise, inventory/stock, contents, and personal property located on or in the Premises.  Such insurance shall be in an amount equal to the full replacement cost of the aggregate of the foregoing and shall provide coverage comparable to the coverage in the standard ISO “All-Risk” or “Special” form, when such coverage is supplemented with the coverages required above.  Property policy shall also include coverage for Plate Glass, where required by written contract.

Builders Risk insurance coverage may be provided by the general contractor on a blanket builders risk policy with limits adequate for the project, and evidencing the additional insureds as required in the Lease.

(2)                                 Liability Insurance.  General Liability, Umbrella/Excess Liability, Workers Compensation and Auto Liability coverage as follows:

(a) General Liability	$1,000,000 per occurrence
$1,000,000 personal & advertising injury
$2,000,000 products/completed operations aggregate
$2,000,000 general aggregate

The General Contractor is required to maintain, during the construction period and up to 3 years after project completion, a General Liability insurance policy, covering bodily injury, personal injury, property damage, completed operations, with limits to include a $1,000,000 limit for blanket contractual liability coverage and adding Landlord as additional insured as respects the project during construction and for completed operations up to 3 years after the end of the project.  Landlord requires a copy of the ISO 20 10 11 85 Additional Insured endorsement, showing Landlord as an additional insured to the GC’s policy, or a substitute form providing equivalent coverage.

(b) Auto Liability	$1,000,000 combined single limit (Any Auto) for bodily injury and property damage, hired and non-owned cover.

(c) Workers Compensation	Statutory Limits
Employers Liability	$1,000,000 each accident

$1,000,000 each employee
$1,000,000 policy limit

General Contractor shall ensure that any and all sub-contractors shall maintain equal limits of coverage for Workers Compensation/EL and collect insurance certificates verifying same.

(d) Umbrella/Excess Liability	$3,000,000 per occurrence
$3,000,000 aggregate

(e)                                  Environmental Insurance — To the extent required by Landlord Contractors’ commercial general liability/umbrella insurance policy(ies) shall include Landlord and Landlord’s designees as additional insureds’, and shall include a primary non-contributory provision.  Liability policy shall contain a clause that the insurer may not cancel or materially change coverage without first giving Landlord thirty (30) days prior written notice, except cancellation for non-payment of premium, in which ten (10) days prior written notice shall be required.

(3)                                 Deductibles.  If any of the above insurances have deductibles or self insured retentions, the Tenant and/or contractor (policy Named Insured) shall be responsible for the deductible amount.

All of the insurance policies required in this Exhibit D shall be written by insurance companies which are licensed to do business in the State where the property is located, or obtained through a duly authorized surplus lines insurance agent or otherwise in conformity with the laws of such state, with an A.M. Best rating of at least A and a financial size category of not less than VII.  Tenant shall provide Landlord with certificates of insurance upon request, prior to commencement of the Tenant/contractor work, or within thirty (30) days of coverage inception and subsequent renewals or rewrites/replacements of any cancelled/non-renewed policies.

EXHIBIT 8

TENANT’S HAZARDOUS MATERIALS

Description	Unit
3-(tert-butoxy)propionic acid	1g
17x100 tubes, polypylene	box
HCTU	100g
N2 tanks	1
24/40 100 mL round bottom flasks	1
6" Pasteur Pipets
Non-sterile Cotton balls
DTT (1,4-Dithio-DL-threitol)	25g
Syringe needles size 16g 1.5 length	box
Fmoc-Tyr(tbu)-OH	100g
HCTU	100g
Fmoc-Chg-OH	25g
Fmoc-N-methyl-O-tert-butyl-L-Serine	10g
Methylene Chloride	4x4L
100 mL Nalgene bottles	box
Fmoc-L-Cys(Trt)-Wang Resin	25g
Des-NH2	25g
Tbg	10g
17x100 tubes, polypylene	box
Ethyl Ether, Anhydrous	6x500mL
N2 tanks	1
Fmoc-N-methyl-L-glutamic acid g-tert-butyl ester	1g
Na-Methyl-L-histidine hydrochloride	1g
Fmoc-N-Me-L-norvaline	1g
Fmoc-N-methyl-L-phenylglycine	1g
Fmoc-N-methyl-O-tert-butyl-L-threonine	1g
Na-Fmoc-Nin-methyl-L-tryptophan	1g
Sinapic Acid	10X10mg
20 mL syringes (leur lock)	100 pack
Phenex™-NY 25mm Syringe Filters 0.45u, Non-Sterile, Luer/Slip, 100/Pk	100 pack
Piperazine	1Kg
Fmoc-Arg(Pbf)-OH	100g
Fmoc-Leu-OH	25g
HCTU	100g
Trifluoroacetic acid, HPLC Grade, 99.5+%	4x500mL
Ethyl Ether, Anhydrous	6x500mL

Description	Unit
17x100 tubes, polypylene	box
N2 tanks	1
(S)-Fmoc-α-methyl-phenylglycine	1
Fmoc-D-2-cyclohexylglycine	1g
Samarium(II) iodide solution	25mLx4
Sodium thiosulfate	250g
Tetrahydrofuran	1L
North* Silver Shield*/4H* Laminate Gloves	PK
Kimberly-Clark Professional* Purple Nitrile* and Purple Nitrile-XTRA* Exam Gloves	Case
Triisopropylsilane	100g
N2 tanks	1
Small Cork rings	12pack
N2 tanks	1
VIAL AUTOSAMPL 0.30ML	1000/pack
11MM SNAPCAP 100PK	100/pack
TUBE CULT DSP 18X150MM	500/case
2,4-dinitrophenylhydrazine	25G
Ammonium molybdate tetrahydrate	100G
Cesium sulfate	50 G
Fmoc-Trp(Me)-OH	1g
Fmoc-N-methyl-O-tert-butyl-L-Serine	5
Pentane	4L
Ethyl Ether, Anhydrous	6x500mL
Fmoc-S-trityl-L-homocysteine	1g
Fmoc-N-methyl-L-valine	$25
Fmoc-N-methyl-L-isoleucine	$25
Fmoc-S-trityl-L-homocysteine	1g
Diaphragm for V-500	$204 each
Hexanes	Case 4x4L
Underpad 20x24 50 pack	50/pack
N2 tanks	1
17x100 tubes, polypylene	box
Glove Dispensers > 3 boxes	1
Glove Dispensers > 1 box	1
Whatman* Qualitative Circles and Sheets - Grades 4, 5, and 6	PK
Indole-3-acetic acid sodium salt	2g
4-nitro-1,2-phenylendiamine	5g

Description	Unit
1,1-carbonyldiimidazole	5g
Fmoc-Cys(Trt)-Oh	100g
α,α′-Dibromo-m-xylene	10g
HCTU	100g
4-(3-bromophenoxy)butanoic acid	2.5g
17x100 tubes, polypylene	box
ANTI STATIC GUN	1
SYRNG 20ML NORM-JECT LS 100/PK	100/pack
Fmoc-Phe(4quanidino-Boc2)-OH	1g
Fmoc-D-Glu(OtBu)-OH	5g
Fmoc-D-Trp(Boc)-OH	5g
Aminoethyl PEG20K	1g
N2 tanks	1
Ethyl Ether, Anhydrous	6x500mL
Acetic Anhydride	1L
1-Methyl-2-pyrrolidinone	1L
Eclipse XDBC18	1
HCTU	100g
RinkAmide MBHA Resin	25g
Ethyl Acetate	Case
10mL (12mL) Luer Lock, Sterile	100/pk
20mL (24mL) Luer Lock, Sterile	100/pk
Fmoc-Phg-OH	100g
Fmoc-(nMe)Ala-OH	5g
Fmoc-Tbg-OH	25g
Acetone	Case
Methylene Chloride	Case
N2 tanks	1
17x100 tubes, polypylene	box
Kimberly Clark groves/small	case
á-amino-4-cyano-(áS)-Benzeneacetic acid	2g
Nalgene* Narrow-Mouth Bottles; HDPE, 125 mL	case
TUBE CULT DSP 18X150MM	500/case
Fmoc-4-chlorophenylalanine	5g
Fmoc-3-chlorophenylalanine	5g
Fmoc-L-Dab(Boc)-OH	1g
Fmoc-L-Dap(Boc)-OH	1g
Fmoc-5-chloro-dl-tryptophan	1g
5-chlorothiophene-2-carboxylic acid	5g
2-Chlorotrityl Chloride Resin	25g

Description	Unit
H-Cys(Trt)-2-Cl-Trt	5g
5-bromothiophene-2-carboxylic acid	1g
2-chlorothiazole-5-carboxylic acid	100 mg
5-methylthiophene-2-carboxylic acid	5g
5-chlorothiophene-2-sulfonyl chloride	1g
5-chlorofuran-2-carboxylic acid	1g
Na-Fmoc-Na’-Boc-diaminoacetic acid	1g
(2S,4S)-Fmoc-4-fluoro-pyrrolidine-2-carboxylic acid	1g
(2S,4R)-4-Fluoro-1-Fmoc-pyrrolidine-2-carboxylic acid	1g
Fmoc-O-tert-butyl-L-trans-4-hydroxyproline	5g
Fmoc-3,4-dehydro-L-proline	1g
N2 tanks	1
Ethyl Ether, Anhydrous	6x500mL
Cylinder Bracket	EA
Boc-alpha-(Fmoc-amino)-DL-Gly-OH	1g
Fmoc-N-Me-L-Arg(Mtr)-OH	1g
3-mercapto-2-(methylamino)propanic acid hydrochloride	1g
DJ-19 Vacuum Pump oil	case
Methylene Chloride	Case
17x100 tubes, polypylene	box
Fmoc-Nva-OH	25g
HCTU	100g
RinkAmide MBHA Resin	25g
Cys	100g
Arg	100g
Glu	100g
Fmoc-Tbg-OH	25g
Fmoc-Chg-OH	25g
(Des-NH2)Cys	25g
m-Dibromoxylene	10g
N,N-Diisopropylethylamine	2L
3-Methylbenzyl bromide	25g
Trifluoroacetic acid, HPLC Grade, 99.5+%	4x500mL
Triisopropylsilane	100g
DTT (1,4-Dithio-DL-threitol)	25g
Ethyl Ether, Anhydrous	4x4L
Ethyl Ether, Anhydrous	1L
(s)-N-Fmoc-a-Methylproline	5g

Description	Unit
Fmoc-AzaTrp	10g
H-Phg-OtBu	1g
Thermo Scientific* Reacti-Vial Reaction Vials	pk

N2 tanks	1
VIAL AUTOSAMPL 0.30ML	1000/pack
11MM SNAPCAP 100PK	100/pack
24/40 100 mL round bottom flasks	1
Fmoc-D-Phg-OH	5g
ADPTR FLOW CTRL 24/40 130MM	EA
Purple Nitrile Gloves	Case
Econo-Pac Disposable chromatography columns	pk
Glacial Acetic Acid	2.5L
1ml synringe Norm-Ject	pk
Needle Gauge: 21	pk
Needle Gauge: 22	pk
Brush For 250mL flasks	1
Brush For 500ml Flask	1
Brush For 1000ml Flask	1
Fisherbrand* Brushes 10.5 in	1
Grubbs Catalyst, 2nd Generation	100mg
Benzyltrimethylammonium hydroxide solution	100g
tert-Butyl acrylate	100ml
17x100 tubes, polypylene	box
Dowex® 1X8 chloride form resin	100g
N2 tanks	1
Sulfo-NHS-Diazirine	50 mg
Sulfo-NHS-LC-Diazirine	50 mg
4-Azido-2,3,5,6-Tetrafluorobenoic acid	25 mg
Benzophenone-4-maleimide	100 mg
4-Benzoylbenzoic acid- Succinimidyl ester	100 mg
SYRNG 20ML NORM-JECT LS 100/PK	100/pack
FLASK FAST FRZ COMPLETE 600ML	each
ADAPTOR STRAIGHT SS 3/4-3/4	each
SYRNG 5ML NORM-JECT LL 100/PK	100/pack
SYRNG 10ML NORM-JECT LL 100/PK	100/pack
Phenex™-NY 25mm Syringe Filters 0.45u, Non-Sterile, Luer/Slip, 100/Pk	100 pack
hexafluorobenzene	5g

Description	Unit
trifluorotoluene	100mL
O-ring for vacuum trap	PK
FLLASK REACTION AIRFREE	EA
Flash column 120g	PK
Flash column 40g	PK
2-Chloropyridine	100g
Toluene	100ml
magnesium oxide	5g
Methyl trifluoromethanesulfonate	10g
INDOLE-3-ACETIC ACID	25g
N-Fmoc-DL-1-aminoindane-1-carboxylic acid	250mg
Fmoc-L-azetidine-2-carboxylic acid	1g
Fmo-L-homoproline	5g
NMR TUBE CLEANER	EA
Chemglass Inc Supplier Diversity Partner FLASK HW RND BTM 24/40 250ML	EA
WHEATON Glass 20mL Scintillation Vials	500/pack
Chemglass Inc Supplier Diversity Partner FLASK HW RND BTM 14/20 10ML	EA
FUNNEL SEP SQUIBB TS 125ML	EA
FUNNEL SEP SQUIBB TS 250ML	EA
FUNNEL SEP SQUIBB TS 60ML	EA
Fisherbrand* Class B Cylinders with Single Amber Metric Scale 5mL	EA
Fisherbrand* Class B Cylinders with Single Amber Metric Scale 10 mL	EA
Chemglass Inc Supplier Diversity Partner TLC DEVELPNG CHAMBER 25X75MMT	EA
Chemglass Inc Supplier Diversity Partner FNNL STNDRD STEM 59.1ML 12PK	12/pack
Fisher Scientific* Castaloy* Three-Prong Extension Clamps Length: 6.5 in. (11cm); Extension arm: 4.25 in. (11cm)	EA
Fisher Scientific* Castaloy* Three-prong extension clamps; Length: 8.75 in. (22cm); Extension arm: 5.12 in. (13cm)	EA
Fisherbrand* Reusable Glass Low-Form Griffin Beakers 150 mL	12/pack
Fisherbrand* Reusable Glass Low-Form Griffin Beakers 50 mL	12/pack

Description	Unit
Kimble* Linear HDPE Stoppers Kimble Chase Kimble 28160R 22	6/pack
Air-Tite* Premium Hypodermic Needles for Lab/Vet Use 22g x 4 in.	100/pack
Fisher Scientific* Extension Ring Clamps 2 in	1
Fisher Scientific* Extension Ring Clamps 3 in	1
Fisher Scientific* Extension Ring Clamps 4 in	1
Chlorotriethylsilane	10g
4-Nitrophenyl 2-(trimethylsilyl)ethyl carbonate	1g
TLC plates from Merck KGaA	EA
3-bromomethylphenyacetic acid	5g
3-(3-Dimethylaminopropyl)-1-ethylcarbodiimide hydrochloride	25g
Na-Fmoc-Nb-Boc-L-2,3-diaminopropionic acid	5g
Na-Fmoc-Ng-Boc-L-2,4-diaminobutyric acid	5g
Na-Fmoc-Na’-Boc-diaminoacetic acid	1g
N2 tanks	1
Imidazole	100g
Benzyl bromide, 99%	50g
2-(Dimethylamino)ethanol	250ml
1-Chloro-4-iodobenzene	25g
Regular clamp holder	EA
Copper, 99%, powder, max. 106µm (-140 mesh)	25g
Methylene Chloride	4x4L
Chemglass Inc Supplier Diversity Partner ROTARY EVAP TRAP 24/40 250ML	EA
Fisher Scientific* Castaloy* Three-Prong Extension Clamps Length: 6.5 in. (11cm); Extension arm: 4.25 in. (11cm)	EA
Fisher Scientific* Castaloy* Three-prong extension clamps; Length: 8.75 in. (22cm); Extension arm: 5.12 in. (13cm)	EA
Nalgene Pans	6/pk
S-Curve* Safety Glass Holder with Foam Pad	6/pk
Fisherbrand* 200 Series Spectacles	12/pk
Water (HPLC), Fisher Chemical	4L
Potassium phosphate tribasic monohydrate	500g
Fmoc-Chloride	100g
Fmoc-L-serine	25g
2-Iodo-5-methylthiophene	1g

Description	Unit
4-Chlorobenzoic acid	10g
2-Bromo-5-chlorothiophene	5g
5-Chloro-2-thiophenecarboxaldehyde	1g
DMSO	50mL
1,3-benzenedimethanol	10g
17x100 tubes, polypylene	box
Fmoc-L-a-(5-bromothienyl)alanine	1g
Fmoc-L-b-indanylglycine	1g
Calcium hypochlorite, tech.	250g
Potassium cyanate, 97%	100g
N?-[(9H-Fluoren-9-ylmethoxy)carbonyl]-L-serine tert-Butyl Ester	1g
NHS active ester PEG 5K	1g
Aminoethyl PEG 5K	1g
Maleimide PEG 5K	1g
TUBE CULT DSP 18X150MM	500/case
Flash column 40g	PK
Flash column 120g	PK
Hexanes	Case 4x4L
Ethyl Acetate	Case
3-Fluoro-DL-valine	250mg
2,2,2-Trifluoroethyl trifluoromethanesulfonate	5g
Ne-Boc-L-Lysine	5g
Nw-(2,2,4,6,7-Pentamethyldihydrobenzofuran-5-sulfonyl)-L-arginine	1g

tert-Butyl N-(3-aminopropyl)carbamate	5g
Benzyl bromoacetate, 97%	50g
N,N’-Bis-boc-1-guanylpyrazole	5g
Benzyl chloroformate	50g
Oxone®, monopersulfate	1kg
Nalgene* Narrow-Mouth Bottles; HDPE, 125 mL	case
Sodium sulfate	3kg
ammonium chloride	500g
Akro-Mils* AkroBins* Extra Large Storage Bins	3/cs
Uline Inc 18 X 11" BLK STKB BIN DIV PK/6	6/pk
sodium bromide	100g
HCTU	100g
N-(9-Fluorenylmethoxycarbonyloxy)succinimide	100g
3-Aminopropanol	100g

Description	Unit
2-Iodobenzoic acid	100g
Cyanuric chloride	5g
Ethyl Ether, Anhydrous	6x500mL
Hoveyda-Grubbs 2nd catalyst	500mg
Triphenylphosphine	25g
N-Hydroxy-5-norbornene-2,3-dicarboxylic acid imide	50g
4-(4,6-Dimethoxy-1,3,5-triazin-2-yl)-4-methylmorpholinium chloride	1g
Bis(tributyltin) oxide	100g
Erlenmeyer Flasks 250 ml	pk
N2 tanks	1
4-Toluenesulfonyl hydrazide	25g
Triethylamine trihydrofluoride, ca 37%	5g
Methyltriphenylphosphonium bromide	50g
4-chlorophenol	100g
TLC plates from Merck KGaA	EA
Diethyl (difluoromethyl)phosphonate	5g
Methyl 3-butenoate	1g
Methyl 4-pentenoate	1g
SpillSlope™ Steel Shelf for Safety Cabinets	EA
BIN AKROBIN 10-1/4X4-3/8 RED	12/pk
17x100 tubes, polypylene	box
N2 tanks	1
Methylene Chloride	4x4L
Fmoc-Norvaline-OH	100g
Acetone	4L
FMOC-Nme-4-Cl Phenylalanine	20g
3-(1H-indazol-yl)(2S)-2-aminopropionic acid HCl	10g
FMOC-(2S)-oxazolealanine	10g
N2 tanks	1
N-Me Arg	1g
Ethyl Ether, Anhydrous	6x500mL
TUBE CULT DSP 18X150MM	500/case
Methylene Chloride	4x4L
(R)-2,5-DIHYDRO-3,6-DIMETHOXY	10g
N,N’-Bis-boc-1-guanylpyrazole	5g
Boc-L-glutamic acid a-tert-butyl ester	5g
4-Chlorobenzylamine	5g
3-Chlorobenzylamine	5g

Description	Unit

17x100 tubes, polypylene	box
N2 tanks	1
(S)-alpha-methyltyrosine	1g
(S)-N-FMOC-N’-Boc-alpha-methyltryptophan	1g
2,6-Bis(bromomethyl)pyridine	1G
2,5-Dimethylpyrazine	5g
2,5-Lutidine	5g
Dimethyl 2,5-pyridine dicarboxylate	25g
2,6-Dimethylanisole	25g
2,6-Bis(bromomethyl)naphthalene	1G
1,8-Bis(bromomethyl)naphthalene	250mg
5-Fluoro-m-xylene	1g
4,6-Dimethylpyrimidine	5g
Fmoc-Hyp(tBu)-OH	1g
Fmoc-D-Hyp(tBu)-OH	1g
2-azidoethan-1-amine hydrochloride	1g
Diisopropylcarbodiimide	25mL
HOAt	25g
ADPTR FLW CTRL PTFE24/40 130MM	1
1-METHYL-2-PYRROLIDINONE, BIOTECH. GRAD	1L
17x100 tubes, polypropylene	case
12x75 tubess, polypropylene	case
10 mL Derivative Mixer Tube	pk/100
Luer Sealing Plug	pk/100
Purple Nitrile Gloves	Case
GLV COBALT ULTRA PF MD 200/PK	case
HCTU	100g
6-Methylindole	5g
N-Bromosuccinimide	100g
Fmoc-L-Neopentylglycine	5g
2,2′-Azobis(2-methylpropionitrile)	25G
Hose adapter	1
Trifluoroiodomethane	25g

Fmoc-Tyr	100g
Fmoc-His	100g
Fmoc-Sar-OH	25g

HATU	100g

Description	Unit
Fmoc-Tbg-OH	25g
Fmoc-Cys(Xan)-OH	5g
Fmoc-(N-Me)-Ala-OH	5g
Fmoc-(N-Me)-Ser-OH	5

N2 tanks	1

VIAL AUTOSAMPL 0.30ML	1000/pack
11MM SNAPCAP 100PK	100/pack

Ethyl Ether, Anhydrous	6x500mL

Fmoc-L-Homophenylalanine	5g

(S)-alpha-methyltyrosine	1g

tert-Butyl 3-formyl-1H-indole-1-carboxylate	5g

Tetrabromomethane	100g
1-Boc-7-azaindole-3-carboxaldehyde	1g

Hydroxylamine hydrochloride	100g

Phenex™-NY 25mm Syringe Filters 0.45u, Non-Sterile, Luer/Slip, 100/Pk	100 pack

Graduated Cylinders - 100 mL	12 pack
Graduated Cylinders - 25 mL	each
Graduated Cylinders - 10 mL	each
Fisherbrand* Acyrlic Dispenser for Wipes	each
ADPTR FLW CTRL PTFE24/40 130MM	1

Centrifuge, Benchtop, CL2 Centra	1
Rotor Open 215 8x50mL	1

Disuccinimidyl glutarate,	100mg
Bromopyruvic acid	2g
p-Xylylenediamine	2g

Fmoc-O-trityl-L-homoserine	5g

Description	Unit
Phthalimide potassium salt	100g
Fmoc-L-b-indanylglycine	5g

Di-tert-butyl iminodicarboxylate	25g
2,5-Dichlorobenzylamine	1g
[(5-Chloro-1H-indol-2-yl)methyl]amine	500 mg

Akro-Mils* AkroBins* Large Storage Bins - O.D: 14.75L x 8.25W x 7 in. H; I.D: 14L x 6.56W x 6.75 in. H; Capacity 60 lbs.; Color: Red	12/pk
For AkroBins 08-757-620; Max. per bin: 3; 6/Pk.	6/pk
Akro-Mils* AkroBins* Large Storage Bins - O.D: 14.75L x 16.5W x 7 in. H; I.D: 14L x 14.75W x 6.75 in. H; Capacity 75 lbs.; Black	6/pk

3-Amino-1,2-benzisoxazole-6-methanamine	500 mg

2-Chloro-6-methylquinoline	1g
2-Amino-5-cyanopyridine	5g

N-Benzyloxycarbonylglycine thioamide	1g

5-Cyanothiophene-2-carboxaldehyde	1g
2,2’-bipyridine	10g

1ml synringe Norm-Ject	pk
SYRNG 20ML NORM-JECT LS 100/PK	100/pack
SYRNG 20ML NORM-JECT LL 100/PK	100/pack
SYRNG 5ML NORM-JECT LL 100/PK	100/pack
SYRNG 10ML NORM-JECT LL 100/PK	100/pack
Needles, size 16	CS
Needles, size 20	CS
Fisherbrand* Disposable Borosilicate Glass Pasteur Pipets	CS
Fisherbrand* Disposable Borosilicate Glass Pasteur Pipets	CS
Fisherbrand* Pressure and Vacuum Rubber Tubing	1

Isopropanol	EA
Isopropanol	EA

Description	Unit
0.1% Formic Acid in Water	CS
0.1% Formic Acid in Acetonitrile	EA

17x100 tubes, polypropylene	case

N2 tanks	1

CENTRIFUGE TUBE, 50ML, POLYPROPYLENE	case

Glycine tert-butyl ester hydrochloride	5g
Glycine benzyl ester hydrochloride	5g
5-Chloroindole-3-Carboxaldehyde	1g
Cys Wang resin	25g
AC-Pyran	5g

Ammonium Chloride	500g
Citric Acid , Monohydrate	500g
Potassium Carbonate Anhydrous	500g
Fisherbrand* Glove Dispensers, 1 box green	ea
Chemglass Inc FLASK HW RND BTM 35/20 1000ML	1
Fisherbrand* General-Purpose Rubber Tubing in 12 ft. (3.7m) Lengths - Black; Thick Wall	1
Cerium(IV) ammonium sulfate dihydrate	250g
Potassium permanganate, ACS, 99.0% min	100g
Fisher Scientific* Castaloy* Clamp Regular Holder	ea
Fisherbrand* Glass Staining Dishes for 10 Slides, with Ground Glass Cover	ea

Kimax* GL 45 Media/Storage Bottles - 250 mL	10/pk
Fisherbrand* Reusable Glass Round-Bottom Boiling Flasks with Joint -250 mL	2/pk
Acetamide	100g
Nickel Chloride	500g
Methylene Chloride	4x4L
Hexanes	Case 4x4L
Ethyl Acetate	Case
Ethyl Ether, Anhydrous	4L

Septa, Sleeve Type, Rubber, Ace Glass Incorporated - For [ST]24/40, [ST]24/25 Joints	144/pk

Description	Unit
Septa, Sleeve Type, Rubber, Ace Glass Incorporated - For [ST]14/20, [ST]14/35 Joints	144/pk
VWR® Talon® Three-Prong Extension Clamps	1
12-Molybdophosphoric acid hydrate	100g
VWR® Tight-Seal Tubing Clamp Kit	65/pk

pH strips, 0-14	6/pk
pH strips, 6.5-10	6/pk
TLC plates - Silica Gel 60 F254	500/pk

2-Aminothiazole-5-carbonitrile	1g
5-Methylpicolinonitrile	5g
4-Aminomethylpyridin-2-ylamine	250mg

VWR® Tapered Connector - 120° Y Connector	20/pk
Standard Taper Plastic Clamps	10/pk
Ammonium formate	250g

Harper™ 700 Series Cylinder Hand Truck	1

5-Chloro indazole-3-carboxaldehyde	500 mg

Chloroform	EA
4-Way Microtube Racks - green	5/pack
Trithiocyanuric acid	5g
Solid waste container	5/pack
Sharps waste container	each
Sodium triacetoxyborohydride	25g
TUBE CULT DSP 18X150MM	500/case
TLC DEVELPNG CHAMBER	EA

Clear screw top vial	6 mL
Screw Cap High Recovery Vial	5 mL
Screw Caps
PTFE/Silicone Septa

Methylene Chloride	4x4L

17x100 tubes, polypropylene	case
CENTRIFUGE TUBE, 50ML, POLYPROPYLENE	case

Description	Unit

Disuccinimidyl glutarate,	100mg

2-(4-Methoxybenzyloxycarbonyloxyimino)-2-phenylacetonitrile	5g

Fmoc-N-Me-Val-OH	5g
Fmoc-N-Me-Glu(OtBu)-OH	1g

Fmoc-Asp(OtBu)-OH	100g

Fisher Scientific* Castaloy* Clamp Regular Holder	EA
ValueWare* Round-Bottom Boiling Flasks	CS

MagBox	ea
MagWipe	ea

N2 tanks	1

Phosphorus(V) oxychloride	250g

Thionyl chloride	100 mL

Chemglass Inc Supplier Diversity Partner TLC DEVELPNG CHAMBER 25X75MMT	EA
3-Bromobenzyl alcohol	5g
Polymethylhydrosiloxane	100g
Methylene Chloride	4x4L
Acetone	Case
Fisherbrand* Pressure and Vacuum Rubber Tubing	1
Silica Gel Sorbent (230-400 Mesh, Grade 60), Fisher Chemical	2.5kg
Tygon* R-3603 Clear Laboratory Tubing - 10 ft. - 1/4 in. I.D.; 1/2 in. O.D.; Wall Thickness: 1/8 in	1
Tygon* R-3603 Clear Laboratory Tubing - 10 ft. - I.D.: 1/4 in.; Wall Thickness: 1/16 in. (1.6mm); O.D.: 3/8 in. (9.5mm); In 10 ft.	1

Silicone oil, for oil baths, usable range from -40 to +200°C	2.5kg

Description	Unit
Trifluoroacetic acid, HPLC Grade, 99.5+%	4x500mL

2-Methylpropene	100G

Tetrahydrofuran	EA
Dichloromethane	EA
Dimethylformamide	EA
Chloroform (HPLC), Fisher Chemical	4L
Methylene Chloride	4x4L
Lithium aluminium hydride, 95%	25g

1-Boc-7-azaindole-3-carboxaldehyde	1g
5-Cyanothiophene-2-carboxaldehyde	1g

1,3-Dicyclohexylcarbodiimide	100g

Fisherbrand Colored Label Tape: Rainbow Pack	ea
Labconco Flash Freeze flask 1200 mL	ea
Fisherbrand* Bottle-Top Dispensers	ea

Airgas® Single Cylinder Bench Bracket	ea

Fisherbrand* Pressure and Vacuum Rubber Tubing	1
silica Column cartridge 80g	PK
silica Column cartridge 120g	PK
TUBE CULT DSP 18X150MM	500/case
4-Methoxybenzylamine	25g
Benzo[b]furan-2-carboxaldehyde	1g

N2 tanks	1

formic acid for LC-MS	50mL

1-HYDROXY-7-AZABENZOTRIAZ	25g
N,N-Diisopropylethylamine	100mL
Methanol, HPLC grade	case
ORS NASCO 1/2 X 260” TEFLON TAPE	ea
Sodium azide	100g
Tri-n-butylphosphine	100 mL
CYCLOHEXANE	1L

Description	Unit
Ethyl acetate, 99.9%, Extra Dry over Molecular Sieve, AcroSeal*, Acros Organics	100mL
Purple Nitrile Gloves	Case

Rubber solvent carriers - small	ea
Rubber solvent carriers - large	ea

N-Hexadecanoic acid	25g
tert-Butyl 2,2,2-trichloroacetimidate	25g
L-Proline methyl ester hydrochloride	25g
AC-Pyran	5g
Fmoc-O-trityl-L-homoserine	5g
Fmoc-S-4-methyltrityl-L-cysteine	5g
Trifluoromethanesulfonic acid anhydride	25g

(s)-N-Fmoc-a-Methylproline	5g

N2 tanks	1

17x100 tubes, polypropylene	case

Hexanes	Case 4x4L

3-bromomethylphenyacetic acid	5g

Fmoc-L-Orn(N3)-OH	1g

Fmoc-L-Ser(propargyl)-OH	1g

L-Cys(Trt)-OtBu	5g

Oxalyl chloride	100g
Ammonia, 0.5M solution in 1,4-dioxane	100mL
Methylene Chloride	4x4L
Nalgene Pans	6/pk
Kimax* GL 45 Media/Storage Bottles	case

Fmoc-S-4-methoxytrityl-L-cysteine	5
Z-L-2-cyclohexylglycine	5

Description	Unit

Ethyl Acetate	Case
Nalgene* Narrow-Mouth Bottles; HDPE, 125 mL	case
ANTI STATIC GUN	1
Fisherbrand* Disposable Borosilicate Glass Pasteur Pipets	CS
Fisherbrand* Disposable Borosilicate Glass Pasteur Pipets	CS
Fisherbrand* Scoopula* Spatula	pk
Fisherbrand* Microspatula	pk
Spoon and Spatula Tool	pk
Fisherbrand* Hayman Style Microspatula	ea

1-amino-2-chlorothiophene hydrochloride	0.25g

Fmoc-Phe-OH	100g
Fmoc-Cys(Trt)-OH	100g
TLC plates - Silica Gel 60 F254	500/pk

Alexa Fluor® 594 Carboxylic Acid, Succinimidyl Ester	1mg

Piperidine	1L

Benzo[b]furan-2-carboxaldehyde	2g

Chemglass Inc RTRY EVAP TRAP MOD 14/20 250ML	ea
Chemglass Inc RTRY EVAP TRAP MOD 24/40 250ML	ea
Acetone	Case
SYRNG 5ML NORM-JECT LL 100/PK	100/pack
SYRNG 10ML NORM-JECT LL 100/PK	100/pack
Glass Disposal Box	case
TUBE CULT DSP 18X150MM	500/case

N2 tanks	1

Ethyl (hydroxyimino)cyanoacetate	50g

Wash bottles	3/pk
Wash bottles	3/pk
Wash bottles	3/pk

Description	Unit
PINCH CLAMP SS SPHERICAL NO35	1
CLAMP SMALL CHAIN	1
FLTR FUNNEL BUCH 24/40 M 30ML	1
FLTR FUNNEL BUCH 14/20 M 30ML	1
Fisherbrand* Filter Adapters	pk
FUNNEL DRUM & CARBOY 2.1L	1
NO22 TEFLON STOPPER YELLOW HAN	1

O-RING VITON NO12 11/25	12/pk
O-RING VITON NO12 15.2/30 12PK	12/pk
SRINGE 50ML PLYPRPYLNE 30PK	30/pk
Sodium sulfate	3 kg
Methylene Chloride	4x4L
VIAL AUTOSAMPL 0.30ML	1000/pack
11MM SNAPCAP 100PK	100/pack
ADPTR FLW CTRL PTFE24/40 130MM	1
Ethyl Ether, Anhydrous	6x500mL

Fmoc-Asn(Trt)-OH	100g
Fmoc-Gln(Trt)-OH	100g

Econo-Pac Disposable chromatography columns	pk

Luer Sealing Plug	pk/100

collection racks, hold 60 tubes each	pack of 2

1,2-ethandithiol	100mL
TMS-Azide	10g
1-METHYL-2-PYRROLIDINONE, BIOTECH. GRAD	1L
Polyethylene (PE) Frit	PK
Acetic Acid	500mL
Trimethylsilyl cyanide	5g

Teoc-ONp	5g

β-Indanyl	5g

Hexanes	Case
Ethyl Acetate	Case

Description	Unit
250ML GAS WASHING BOTTLE	1
Lithium iodide	50g
SYRNG 20ML NORM-JECT LS 100/PK	100/pack
SYRNG 20ML NORM-JECT LL 100/PK	100/pack
50mL (60mL) Luer Lock, Sterile	30/pack

mPEG-Azide, 30k	1g
mPEG-Azide, 20k	1g
mPEG-Azide, 5k	1g
mPEG-Azide, 2k	1g

des-NH2-Cys	100g

FUNNEL DRUM & CARBOY 2.1L	1
Trimethylsilylacetylene	5g
Borane-tetrahydrofuran complex, 1M solution in THF	100 ml
Filter adaptor size 3	PK
Filter adaptor size 4	PK
diethylaminosulfur trifluoride	5g

Flash Chromatography Columns (60Å Pore Size), Agela Technologies - 40g - CM	10/pk
Flash Chromatography Columns (60Å Pore Size), Agela Technologies - 40g - CS	10/pk

2-Chloro-6-methylquinoline	1g
Phenylacetylene	5g

Sarcosine tert-butyl ester hydrochloride	5g
Fmoc-b-cyano-L-alanine	5g
Fmoc-L-Cys(Mmt)-OH	25g
HATU	100g
3-(3-Dimethylaminopropyl)-1-ethylcarbodiimide hydrochloride	25g

H-Cys(Trt)-2-Cl-Trt	25g
PyBroP	25g
PyAOP	25g

Description	Unit
Dawson Dbz NovaSyn TGR resin	5g

4-Nitrophenyl chloroformate	5g
Silver(I) Oxide	10g
Bis(triphenylphosphine)palladium(II) dichloride	1g
Copper(I) iodide	5g
Hydrobromic acid solution 33 wt. % in acetic acid	50ml
1-METHYL-2-PYRROLIDINONE, BIOTECH. GRAD	1L
n-Butyllithium, 1.6M in hexane	100 mL

N2 tanks	1

L-a-tert-Butylglycine-tert-butyl ester hydrochloride	1g
N-Hydroxysuccinimide	100g
Sodium iodide, ACS	100g

1,4-Dioxane	1L
Tetrahydrofuran, 99.6%, ACS reagent	1L
Trifluoroacetic anhydride	25g
scintillation vials	case
Chlorotrimethylsilane	100mL
Triethylamine trihydrofluoride	25mL
Paper Towels	case

α,α′-Dibromo-m-xylene	25g

α,α′-Dibromo-m-xylene	25g

Flash Column 25-40 gram	6/pk

17x100 tubes, polypropylene	case

2-drawer rack for 50 ml tubes, 78 tube capacity	ea

Fmoc-b-cyclopropyl-L-Alanine	25g

L-2-Cyclohexylglycine	5g
Fmoc-L-cyclohexylglycine	25g
Fmoc-N-Me-Nva-OH	5g

Description	Unit
Lead(IV) acetate	100g

Alexa Fluor® 594 C5 Maleimide	1mg

Methylene Chloride	4x4L
Hexanes	Case 4x4L
Ethyl Ether, Anhydrous	4L
TUBE CULT DSP 18X150MM	500/case

Fmoc-4-amino-tetrahydropyran-4-carboxylic acid	10g
Lithium fluoride	100g
Z-b-alanine	5g
Fmoc-4-cyano-L-phenylalanine	25

Multi-position stir plate	1

180 Clear Plastic Tubing, I.D. x O.D. x Wall: 1/4 x 1/2 x 1/8in.; 50 ft.	1
Needles; Green; 21 G x 1.5 in. (38.1mm)	case

5-TAMRA azide	5mg

N2 tanks	1

Sodium triacetoxyborohydride	25g
Ammonium hydroxide, ACS reagent, 28-30% solution in water	500mL
Ring Stand with Rings	1
Trifluoroethanol	100ml
Hexafluoroisopropanol	25g
Ethyl Chloroformate	500ml
Methanesulfonyl chloride	100mL
Separatory Funnel	500 mL
Methanol, HPLC grade	4L
Chemglass Inc RTRY EVAP TRAP MOD 24/40 250ML	ea
Glass Disposal Box	case
Weighing paper	ea
Small Cork rings	12pack

Description	Unit
DMP	5 g
Sodium cyanoborohydride	25g
Z-b-alanine	25g
Z-L-alanine	25g

Alexa fluor 594 NHS ester	1mg

Chlorotriethylsilane	5g
Manual reaction vessel	ea

4-tert-Butoxybenzaldehyde, 98%	5g
Benzaldehyde	250g

1-Trityl-1H-imidazole-4-carboxaldehyde	5g

Phenex™-NY 25mm Syringe Filters 0.45u, Non-Sterile, Luer/Slip, 100/Pk	100 pack

Fmoc-Arg(Pbf)-OH	100g
HCTU	100g

N2 tanks	1

17x100 tubes, polypropylene	case

Bromoacetic acid tert-butyl ester	25g
Fmoc-3,4,5-trifluoro-L-phenylalanine	1g
Fmoc-3,4-difluoro-L-phenylalanine	1g
Fmoc-3,5-difluoro-L-phenylalanine	1g

Krackeler Scientific Oil	ea
Ethyl Ether, Anhydrous	6x500mL
Copper(I) bromide-dimethyl sulfide complex	10g

4-Fluorobenzaldehyde	25g
Zinc powder, -100 mesh, 99.9%	250g
4-Fluoroaniline	25g
Aniline	100 g
3,5-Bis(bromomethyl)toluene	10g

Description	Unit
Fmoc-Glu(Wang resin LL)-OAll	5g

5-Methoxy-1,3-benzenedimethanol	1g
Union Supelco	ea
Union Supelco	ea
Column End Plugs	ea

Centrifuge tube, 15ml, polypropylene, sterile, Rnase/Dnase free, paper-racked, 500/case	case

Fmoc-Pro-OH	100 g

Fmoc-Homoserine lactone	5g

3-Aminobiphenyl	1 g
O-Methylhydroxylamine, HCl	25g
4-aminobenzyltrifluoride	5 g

4-fluoroaniline	25 g
tert-Butyl 4-aminobenzoate	1 g

1,4-Dioxane	1L
Hexanoyl chloride	100g
Cyclohexylamine; Acros Organics	250 ml

Bio-Spin®Chromatography Columns	box

Teoc-ONp	5g
Bromopyruvic Acid	2 g

THF	250 mL
hydrogen fluoride-pyridine, 65-70%	100g
Zinc cyanide	250g
Large hub; RN; 22 gauge; 2 in. L (51mm) Point style: 3	6/Pk
Air-Tite* Premium Hypodermic Needles for Lab/Vet Use 22g x 4 in.	100/pack
Ethyl Acetate	Case
Methylene Chloride	4x4L

1-Chloro-6-methylisoquinoline	1g

Description	Unit
N2 tanks	1

N-GEN Nitrile Gloves, Medium	case

Screw Cap High Recovery Vial	5 mL
Screw Caps
PTFE/Silicone Septa

CENTRIFUGE TUBE, 15ML, TUBE ONLY, POLYPROPYLENE, 500/CASE	case

Purple Nitrile Gloves (Extra Small)	PK
Syringe 1 mL Norm-Ject	pk
SYRNG 5ML NORM-JECT LL 100/PK	100/pack
SYRNG 10ML NORM-JECT LL 100/PK	100/pack
Chemglass Inc TUBES TLC SPOTTING CAP 4 LTUB	2000/pk

Flash Chromatography Columns (60Å Pore Size), Agela Technologies - 120g	5/pk
Flash Chromatography Columns (60Å Pore Size), Agela Technologies - 80g	5/pk

Flash cartridges, Granulated Silica Gel, 40 g	12/pk
Flash cartridges, Granulated Silica Gel, 80 g	10/pk
Flash cartridges, Granulated Silica Gel, 120 g	10/pk

Fmoc-D-glutamic acid g-allyl ester	1g
Fmoc-L-glutamic acid g-allyl ester	5g
Fmoc-N-methyl-O-tert-butyl-L-serine	5g

DIMETHYL SULFOXIDE-D6	10/pk

Small Pipette Bulbs	72/pk
Sodium Sulfate	3 kg
TUBE CULT DSP 18X150MM	500/case

Monopotassium Phosphate	500 mg

Hexanes	Case 4x4L

Description	Unit
VIAL AUTOSAMPL 0.30ML	1000/pack
11MM SNAPCAP 100PK	100/pack

17x100 tubes, polypropylene	case
CENTRIFUGE TUBE, 50ML, POLYPROPYLENE	case

(3,4-difluoro-benzyl)-Proline	500 mg

N2 tanks	1

Trifluoroacetic acid, HPLC Grade, 99.5+%	4x500mL
Acryloyl chloride	50g
Propargylamine	5g

Boc-Glycine	5 g
Boc-β-Alanine	5 g
Boc-L-Valine	5 g

1-AMINO-3-BUTYNE	500 mg
4-PENTYN-1-AMINE	500 mg
5-Cyanothiophene-2-carboxaldehyde	1g

Hydrochloric Acid, Certified ACS Plus	2.5L
FLASK FAST FRZ COMPLETE 600ML	each
ADAPTOR STRAIGHT SS 3/4-3/4	each

Phenex™-NY 25mm Syringe Filters 0.45u, Non-Sterile, Luer/Slip, 100/Pk	100 pack
Phenex™-NY 4mm Syringe Filters 0.45u, Non-Sterile, Luer/Slip, 100/Pk	100 pack

(Dimethylamino)pyridine	100 g
Fmoc-allyl-L-glycine	5g
Fmoc-Phg-OH	25 g
Fmoc-Tbg-OH	25 g

Fmoc-Thr(tBu)-Oh	100g
Fmoc-Gly-OH	25g
RinkAmide MBHA resin	25g

Description	Unit
Piperazine	1kg
Catalase from bovine liver	1g

Test tube racks	CS
Whatman* Mini-UniPrep* Syringeless Filters	100/pk
Ethyl Ether, Anhydrous	6x500mL
Fisherbrand* 20mL HDPE Scintillation Vials	CS

Piperadine	2.5L

Alexa Fluor® 594 Carboxylic Acid, Succinimidyl Ester	1mg

w-amino-PEG-acid	5g

Palmitic acid N-hydroxysuccinimide ester	1g

N2 tanks	1

Rubber septa	PK
Chemglass Inc Supplier Diversity Partner TLC DEVELPNG CHAMBER 25X75MMT	EA
1,3-Propanediamine	500 ml
Methanol, HPLC grade	4x4L
Narrow Mouth bottle, 125 mL	case
Solid waste container	5/pack
TUBE CULT DSP 18X150MM	500/case
Pasteur Pipets	case

Fmoc-MeCys(Trt)-OH (Fmoc-N-Methyl-Cys(trt))	1g

1-Boc-Amino-1,4-butanediamine	5g

Screw Cap High Recovery Vial	5 mL
Screw Caps	100/pk
PTFE/Silicone Septa	100/pk

Fmoc-Glu-OH	100g
Fmoc-Cys(Trt)-Oh	100g
HCTU	100g

Description	Unit
Phenex™-NY 25mm Syringe Filters 0.45u, Non-Sterile, Luer/Slip, 100/Pk	100 pack

Tilt Bin	ea
4-place Angled Stand	ea

Upright Metal Freezer Rack	ea
Small Divider Box, 5” deep	ea
Lift-Off Lid, Small Box	ea
Organizer Drawer	ea

Lauric acid N-hydroxysuccinimide ester	5g
Pepsin, 3,200-4,500 units/mg protein	250mg

Fmoc-N-Me-L-norvaline	5g
Fmoc-N-methyl-O-tert-butyl-L-serine	5g
Fmoc-N-methyl-L-alanine	5g
Fmoc-L-cyclohexylglycine	25g

Fmoc-Tyr(tBu)-OH	100g
Fmoc-Glu(OtBu)-OH	100g

Alexa Fluor® 594 Carboxylic Acid, Succinimidyl Ester	1mg

N2 tanks	1

Diisopropylcarbodiimide	100g
Kimberly-Clark Professional* Purple Nitrile* and Purple Nitrile-XTRA* Exam Gloves	Case
Paper Towels	case
Ethyl Acetate	Case
Methylene Chloride	4x4L

5,5’-dithiobis-(2-nitrobenzoic acid)	10g
1-Methyl-2-pyrrolidinone	1L
formic acid for LC-MS	50mL

Fmoc-b-cyclopropyl-L-Alanine	5g
Fmoc-L-b-indanylglycine	5g

Description	Unit
Trifluoroacetic acid, HPLC Grade, 99.5+%	4x500mL

HCTU	100g

LC Vials, 5mL high recovery	pk

17x100 tubes, polypropylene	case

Intavis 5 ml reaction colums	50/pk
Intavis 10 ml tubes	100/pk

Dimethylformamide	4x4L

Ethyl Ether, Anhydrous	6x500mL

5-Cyanothiophene-2-carboxaldehyde	1g
N,N-Diisopropylethylamine	2L

5-TAMRA azide	5mg

N2 tanks	1

HATU	100g
Fmoc-L-Norvaline	100g
Fmoc-Tbg-OH	25g
Fmoc-N-Me-Ala-OH	5g
S-Trityl-3-mercaptopropionic acid (desNH2)cYS	100g

RinkAmide MBHA Resin	25g
Fmoc-Tyr(tBu)-OH	100g
Fmoc-His(Trt)-OH	100g
Fmoc-Cys(Trt)-OH	100g
Fmoc-Lys(Boc)-OH	100g

1,4-Dithio-DL-threitol, 99%	25 g

Narrow Mouth bottle, 125 mL	case
Kimax* GL 45 Media/Storage Bottles	case
Ethyl Ether, Anhydrous	6x500mL
VIAL AUTOSAMPL 0.30ML	1000/case

Description	Unit
11MM SNAPCAP 100PK	100/pack

Decanoyl Chloride	100g
Acrylic acid	250mL
Pierce Iodination Reagent	1g
Methylene Chloride	4x4L
SYRNG 20ML NORM-JECT LS 100/PK	100/pack
SYRNG 20ML NORM-JECT LL 100/PK	100/pack
SYRNG 5ML NORM-JECT LL 100/PK	100/pack

Fmoc-N-methyl-L-glutamic acid g-tert-butyl ester	1g
1H-Pyrazole-1-Carboxamidine Hydrochloride	5g
Fmoc-12-aminododecanoic acid	5g
Fmoc-S-benzyl-L-cysteine	25g
Fmoc-L-Dap(Aloc)-OH	5g
Fmoc-L-Dap(Boc)-OH	5g
Fmoc-Cys(mmt)-OH	25g
Na-Fmoc-Nd-allyloxycarbonyl-D-ornithine	1g

Fmoc-Cys(Trt)-OH	100g
Fmoc-Asn(Trt)-OH	100g

Dimethyl sulfoxide, BioReagent	50mL
Dimethyl sulfoxide, anhydrous	1L
α,α′-Dibromo-m-xylene	25g

17x100 tubes, polypropylene	case
CENTRIFUGE TUBE, 50ML, POLYPROPYLENE	case

Octadecanedioic Acid	1g

15-Azido-4,7,10,13-tetraoxapentadecanoic acid	1g

Fmoc-N-Me-L-Cys(Trt)-OH	5g

Trifluoroacetic acid, HPLC Grade, 99.5+%	4x500mL

N2 tanks	1

Octadecanedioic Acid Mono-tert-Butyl Ester	1g

Description	Unit

N-GEN Nitrile Gloves, Medium	case
N-GEN Nitrile Gloves, Medium	case

Tetrahydrofuran, extra dry	1L
THF	1L
Akro-Mils bins	case
Magnetic Stirring Bar; 50.8 x 9.5mm	ea
Stir Bar Retriever - 12 inch	ea
Stir Bar Retriever - 18 inch	ea
ANTI STATIC GUN	1

Econo-Pac Disposable chromatography columns	pk

DIMETHYL SULFOXIDE-D6	10/pk

S-farnesyl-L-cysteine methyl ester	25 mg

SM(PEG)2	100 mg

tert-Butyl methyl ether	1 L
trans,trans-Farnesyl chloride	5g

N2 tanks	1

3-bromomethylphenyacetic acid	5g

Fmoc-NH-PEG-COOH	1g
Fmoc-Arg(Pbf)-Wang resin	5g

Biotin-PEG4-NH2	100MG
L-Cys-OMe·HCl	5g
Na-Fmoc-L-lysine allyl ester hydrochloride	1g
5-Fluoroindole-3-carboxaldehyde	5g
Fmoc-Me-L-Asp(OtBu)-OH	1g
Fmoc-N-Me-L-Asp(OtBu)-OH	1g
AIB	25g

(S)-N-alpha-Methylproline	20g
(S)-Fmoc-α-methylaspartic acid-4-t-butyl ether	1g

Description	Unit

Fmoc - Cys(Trt) - Rink Amide - MBHA resin	5g

Luer Sealing Plug	pk/100
Intavis 5 ml reaction colums	50/pk

Sodium borohydride, 98+%	100g
sec-Butyllithium, 1.3M sol. in cyclohexane/hexane	100 mL

N2 tanks	1

L-Norvaline tert-butyl ester hydrochloride	5g
5-Fluoroindole-3-carboxaldehyde	5g
Fmoc-Tic-OH	25g
Fmoc-L-cyclohexylglycine	25g

HCTU	100g
Fmoc-Lys(Boc)-OH	100g

Triisopropylsilane, 98%	100g

Octadecanedioic Acid Mono-tert-Butyl Ester	1g

Phenex™-NY 25mm Syringe Filters 0.45u, Non-Sterile, Luer/Slip, 100/Pk	100 pack

Bio-Spin® Chromatography Columns	pk/100

Trifluoroacetic acid, HPLC Grade, 99.5+%	4x500mL

Fluorescein isothiocyanate isomer I	250mg
SYRNG 10ML NORM-JECT LL 100/PK	100/pack

Fmoc-6-Aminohexanoic acid	5g
Fmoc-Tbg-OH	25g

17x100 tubes, polypropylene	case

Pd EnCat 30NP	10g
N,N-Diisopropylethylamine	2L

Description	Unit
Piperadine	2.5L

Ethyl Ether, Anhydrous	6x500mL
Diisopropylcarbodiimide	100g

Selectfluor	25g
4-methylacetophenone	100g

Heating Module for MultiPep Rsi	1

N2 tanks	1

Kimax* GL 45 Media/Storage Bottles, 250 mL	case
Kimax* GL 45 Media/Storage Bottles, 2 L	case
Kimax™ Brand Ray-Sorb™ Media/Storage Bottles, 10L	1
Narrow Mouth bottle, 125 mL	case
Thermo Scientific™ Pierce™ EGS	1g

Fmoc-MeAsn(Trt)-OH	1g
Fmoc-NH-PEG5-Propionic acid	5g

Fmoc-Cys(SO3H)-OH · disodium salt. 1 g	1 g

Fmoc-4-fluoro-L-phenylalanine	5g

3-Bromobenzyl bromide	25g
Dimethyl sulfoxide, BioReagent	50mL

HIGH FIVE No.:N174., X-large Blue 3 mil gloves	1 cs
Safety Glasses QX 2000; Adjustable Temple, 3M , No.:12109-10000-20	each
Solid waste container	5/pack
Sodium Diethyldithiocarbamate Trihydrate, 100 g	100 g
Phenylsilane, 5mL	5 mL
Autoclave gloves	pair
Phosphoric Acid	500 mL

HOAt - 25g	25g

Description	Unit
Fmoc-NH-PEG5-COOH	1g
Fmoc-Lys(biotinyl-e-aminocaproyl)-OH	1g
Oxyma Pure	100g
Fmoc-Arg(Pbf)-Wang resin	5g

Fmoc-Cys(Trt)-Rink-Amide MBHA Resin	5 g

Oasis Method Development 96-well µElution Plate, 2 mg Sorbent per Well, 30 µm Particle Size, 1/pk	pk

Hanks’ Balanced Salt solution	1000 mL

N2 tanks	1

Saquinavir	10mg

Fmoc-N-amido-dPEG®4-acid	1000 mg

Fmoc-Orn(N3)-OH	1g

Rink Amide AM resin (100-200 mesh)	25g
Rink Amide AM resin LL (100-200 mesh)	25g
Fmoc-Lys(ivDde)-OH	1g
Fmoc-Cys(Trt)-OH	100g

4-Way Microtube Racks - Assorted	5/pack
Ethyl Ether, Anhydrous	6x500mL
50mL (60mL) Luer Lock, Sterile	30/pack
Bel-Art™ Scienceware™ No-Wire™ Grip Racks For 15 to 16mm tubes; Holds 60	8/pack
VIAL AUTOSAMPL 0.30ML	1000/case
11MM SNAPCAP 100PK	100/pack

17x100 tubes, polypropylene	case

Labconco Flash Freeze flask 1200 mL	ea
ADAPTOR STRAIGHT SS 3/4-3/4	each
Stainless Steel; 45° Bend; 0.75 in.	each

H-Ala-2-ClTrt resin	5g

Description	Unit
NovaPEG Rink Amide resin	5g
H-Lys(Boc)-2-ClTrt resin	5g
Fmoc-Lys(Boc)-Wang resin (100-200 mesh)	5g

N2 tanks	1

Thermo Scientific Pre-cut PEEK Tubing in a 5-foot Coil; 0.003 in.ID; 5 ft. length; Natural	1
Thermo Scientific Pre-cut PEEK Tubing in a 5-foot Coil; 0.005 in. ID; 5 ft. length; Red	1
Thermo Scientific Pre-cut PEEK Tubing in a 5-foot Coil; 0.007 in. ID; 5 ft. length; Yellow	1
Thermo Scientific Pre-cut PEEK Tubing in a 5-foot Coil; 0.010 in. ID; 5 ft. length; Blue	1
One-Piece PEEK Fingertight Fitting; 1/16 in. x 0.37 in. head	10/pk
One-Piece PEEK Long Fingertight Fitting, 1/16 in. x 0.37 in. head	10/pk
Eppendorf microcentrifuge tube; 2mL	500/case

Screw Cap High Recovery Vial	30/pk
Screw Caps	100/pk
PTFE/Silicone Septa	100/pk
Mechanical Cryogenic Freezer Boxes with Dividers	120/case

HCTU	100g
Fmoc-Lys(ivDde)-OH	1g

Hydrazine	50g

Fmoc-NMe-ASN(Trt)-OH	1g

Fmoc-Dab(Boc)-OH	5g

N2 tanks	1

Pre-Slit Blue PTFE/Silicone Septa; Clear (C4011-55)	pk of 100
300 uL polyspring inserts	pk of 100
National™ Snap Cap Wide-Opening Vials(C4011-5)	pk of 100
Hexanes	Case

Description	Unit

TLC plates - Silica Gel 60 F254	500/pk
Fmoc-Tyr(tBu)-OH	100d
Fmoc-THR-OH	100g
Fmoc-HIS-OH	100g
Fmoc-GLU(tBu)-OH	100g

Formic acid	500mL

Fisherbrand™ Nonsterile Plastic Culture Tubes, 17 x 100mm	1000/case

Dip Tube Filters	50/pk
Screw Line Filters	20/pk

Intavis 10 ml tubes	100/pk
Luer Sealing Plug	pk/100
Intavis 5 ml reaction colums	50/pk

Weigh paper 4 x 4 in	pk(500 ct)
Weigh paper 6 x 6 in	pk(500 ct)
Ethyl Ether, Anhydrous	6x500mL
Purple Nitrile Gloves (Extra Small)	case
SYRNG 5ML NORM-JECT LL 100/PK	100/pack
SYRNG 10ML NORM-JECT LL 100/PK	100/pack
SYRNG 20ML NORM-JECT LS 100/PK	100/pack
Fisherbrand* Disposable Borosilicate Glass Pasteur Pipets	CS
Methylene Chloride	4x4L

Self-standing 2.0 mL Sterile Clear O-ring Seal Loop Caps	case of 500
20ML SMP LOOP 1/8IN	1

Dimethyl sulfate	100mL
Piperazine	1 kg
1-Bromododecane	100g

StratoSpheres PL-HCO3 resin 1.8mM/g	100g

Description	Unit
TAMRA azide, 5-isomer	10mg

N2 tanks	1

Fmoc-NVL-OH	100g
Fmoc-L-cyclohexylglycine	25g
Fmoc-α-methyl-L-phenylalanine	1g
Fmoc-(4-tert-butyloxycarbonyl)-L-phenylalanine	1g
Fmoc-NMe-Ala-OH	25g
Fmoc-(NMe)Ala-OH	5g
Fmoc-NMeVal-OH	5 g
Fmoc-Tbg-OH	25g

Fmoc-Ala(1-naphthyl)-OH	5g
Fmoc-Ala(2-naphthyl)-OH	5g

HCTU	100g
Fmoc-Arg(Pbf)-OH	100g
Fmoc-His(Trt)-OH	100g
Fmoc-D-Pro	5g
Dawson Dbz AM resin	5g
Fmoc-Cys(tButhio)-OH	5g

Kim Wipes	case
Phosphate Buffer, 0.5M pH 8	250
Phosphate Buffer, 0.5M pH 7	250
Phosphate Buffer, 0.1M pH 6	L
Acetate Buffer, 1M pH 5	250mL
Citrate Buffer, 0.5M pH 4	250mL
Sodium Chloride Solution (0.9%)	L

Phenex™-NY 25mm Syringe Filters 0.45u, Non-Sterile, Luer/Slip, 100/Pk	case
Phenex™-NY 4mm Syringe Filters 0.45u, Non-Sterile, Luer/Slip, 100/Pk	case

N2 tanks	1

Trifluoroacetic acid, HPLC Grade, 99.5+%	4x500mL

Description	Unit
1,4-Dithio-DL-threitol, 99%	25 g

DMF Blanket Order	case

(S)-Fmoc-α-methylaspartic acid-4-t-butyl ether	1g
(S)-N-Fmoc-α-Methylasparagine	1g
(S)-N-Fmoc-N’-Boc-a-Methyltryptophan	1g

96-well UV-Star UV, transparent, flat bottom	case
Tilt Bin	each

ammonium acetate, crystal	500g

Fmoc-Cys(Trt)-Rink-Amide MBHA Resin	5 g

Fmoc-NH-PEG2-CH2CH2COOH	5g
Fmoc-NH-PEG4-CH2CH2COOH	5g

(S)-2-(((9H-fluoren-9-yl)methoxy)carbonylamino)-2-phenylpropanoic acid	1g

Phenylsilane	25ml
2,2,2-trifluoroethanol	100ml
Powder funnels, 65 x 66 mm	12-pk
Powder funnels, 75 x 84 mm	12-pk
Powder funnels, 105 x 103 mm	6-pk
Powder funnels, 150 x 137 mm	4-pk
Ethyl Ether, Anhydrous	6x500mL
TUBE CULT DSP 18X150MM	500/case
Diisopropylcarbodiimide	100g
Broken Glass Disposal Boxes	case/6
Paper Towels	case

CENTRIFUGE TUBE, 50ML, POLYPROPYLENE	case

PTFE Pipe Thread Tapes	each

Oxyma Pure	100g
Rink Amide AM resin LL (100-200 mesh)	25g

Description	Unit
Acetic Anhydride	1L

N2 tanks	1
Airgas® Single Cylinder Wall Bracket	EA

DJ-19 Hydrocarbon Vacuum pump oil	case

Fmoc-L-Orn(Boc)-OH	25g

Fmoc-3,4,5-trifluoro-L-phenylalanine	1g
Fmoc-Tbg-OH	25g
Fmoc-L-Lys-Oall·HCl	1g
Fmoc-S-tert-butylthio-L-cysteine	5g

Fmoc-Asp(O-2PhiPr)-OH	5g
Fmoc-Leu-OH	100g
Fmoc-Ile-OH	100g
Fmoc-Orn(Boc)-OH	5g
pH strips, 6.5-10	6/pk
pH strips, 0-14	6/pk

Fmoc-MeAsn(Trt)-OH	1g

ethenesulfonyl chloride	250mg

Valeric acid	100mL
Union bore 0.020 in., thread 10-32	ea

Phenex™-NY 25mm Syringe Filters 0.45u, Non-Sterile, Luer/Slip, 100/Pk	100 pack

Akro-Mils bins	case
Kimax* GL 45 Media/Storage Bottles 10 L	case
Methylene Chloride	4x4L
Ethyl Ether, Anhydrous	6x500mL
Fisherbrand™ Nonsterile Plastic Culture Tubes, 17 x 100mm	1000/case
Corning™ CentriStar™ Centrifuge Tubes 50 mL	case
Kimax* GL 45 Media/Storage Bottles, 2 L	case
Kimax* GL 45 Media/Storage Bottles, 1 L	case

Description	Unit

Fmoc-Tyr(tBu)-OH	100 g
Fmoc-Asp(Oallyl)-OH	5 g

S-Trityl-3-mercaptopropionic acid (desNH2)cYS	100g

Dip Tube Filters	50/pk
Screw Line Filters	20/pk

Econo-Pac Disposable chromatography columns	pk

1-METHYL-2-PYRROLIDINONE	1L

N-GEN Nitrile Gloves, Medium	case

N2 tanks	1

Tetrabutylammonium hydroxide solution	100 mL
Dimethyl sulfoxide, BioReagent	50mL

Fmoc-Asp(Oallyl)-OH	25G
Fmoc-L-Lys(Aloc)-OH	25g
Fmoc-L-Propargylglycine-OH	5g
Fmoc-cis-4-fluoro-Pro-OH	1g

Narrow Mouth bottle, 125 mL	case
1,4-Cyclohexadiene	25ml

Deuterium Lamp	ea

Fmoc-N-amido-dPEG®4-acid/PG4	1g

Sodium Bisulfate	1kg
Amberlite CG50	250g
Ammonium acetate	50g
Poly(ethylene glycol), BioUltra 3,350	250g
Poly(ethylene glycol), BioUltra 1,500	250g
Zinc acetate	25g

Description	Unit
Fmoc-cis-4-fluoro-Pro-OH	1g
Fmoc-L-cyclohexylglycine	25g
Fmoc-Tbg-OH	25g
Fmoc-4-chlorophenylalanine	5g

5-Cyanothiophene-2-carboxaldehyde	1g
Piperidine	2.5L
Rotovap O-ring	ea

Triisopropylsilane, 98%	100g

Dimethylformamide	EA
Chemglass Inc Supplier Diversity Partner ROTARY EVAP TRAP 24/40 250ML	EA
1mL syringe Norm-Ject	pack

N2 tanks	1
Airgas® Single Stage Brass 0-100 psi Analytical Cylinder Regulator CGA580 With Needle Outlet	1

(S)-2-(((9H-fluoren-9-yl)methoxy)carbonylamino)-2-phenylpropanoic acid	1g
(R)-2-(((9H-fluoren-9-yl)methoxy)carbonylamino)hept-6-ynoic acid	0.5g

Methanol, HPLC grade	case
SYRNG 20ML NORM-JECT LS 100/PK	100/pack
Ethyl Ether, Anhydrous	6x500mL
Ethyl Acetate	Case

Fmoc-N-Me-Orn(Boc)-OH	1g

Fmoc-L-Orn(Aloc)-OH	5g
3-Nitro-D-tyrosine	5g
Fmoc-Asp-Obzl	5g
3-Nitro-L-tyrosine	25g
Stannous chloride dihydrate	250g
Fmoc-L-Lys(Aloc)-OH	25G
Fmoc-Tbg-OH	25g
Fmoc-cycloleucine-OH	25g

Description	Unit

Deoxo-Fluor	5G
2-Aminophenol	100g
Palmitic acid N-hydroxysuccinimide ester	1g
2,4,6-Trimethylpyridine	100ml

Fmoc-Glu(Wang resin LL)-OAll	5g
Fmoc-Cys(tButhio)-OH	5g
Rink Amide AM resin LL (100-200 mesh)	25g
Fmoc-Alanine-OH	100g

Trifluoroacetic acid, HPLC Grade, 99.5+%	4x500mL

Fmoc-N-Me-Asn(Trt)-OH	5g

PIPETMAN P5000, 1000—5000 uL	1
D5000 Tipack, 12 Tipacks of 50 tips	case

Screw Cap High Recovery Vial	5 mL
Screw Caps	100/pk
PTFE/Silicone Septa	100/pk

Kimax* GL 45 Media/Storage Bottles 10 L	case
Eagle™ Modular Spill Platform System	ea
Benzyl 2-bromoacetate	50g
Ethyl Ether, Anhydrous	6x500mL
Fisherbrand™ Nonsterile Plastic Culture Tubes, 17 x 100mm	1000/case
SYRNG 20ML NORM-JECT LS 100/PK	100/pack
Fisherbrand* Disposable Borosilicate Glass Pasteur Pipets	CS
Methylene Chloride	4x4L
1ml syringe Norm-Ject	pk

N2 tanks	1

Fmoc-4-chloro-L-phenylalanine	100g
Fmoc-N-methyl-O-tert-butyl-L-serine	100g
Fmoc-L-α-tert-butylglycine	100g
Fmoc-1-aminocyclopentane-1-carboxylic acid	100g

Description	Unit
Fmoc-(3S-)-1,2,3,4-tetrahydroisoquinoline-3-carboxylic acid	100g
(2S,4S)-Fmoc-4-fluoro-pyrrolidine-2-carboxylic acid	100g
Fmoc-NVL-OH	100g
Fmoc-N-methyl-L-alanine	100g
Fmoc-Rink amide linker	5g
Fmoc-L-Lys(ivDde)-OH	5g
Fmoc-L-Asp(Odmab)-OH	5g

N2 tanks	1

Diisopropylcarbodiimide	100g
VIAL AUTOSAMPL 0.30ML	1000/case
11MM SNAPCAP 100PK	100/pack
SYRNG 5ML NORM-JECT LL 100/PK	100/pack
SYRNG 10ML NORM-JECT LL 100/PK	100/pack
Hexanes	Case
cis-3-Azabicyclo[3.1.0]hexane-2-carboxylic acid	250 mg

1-METHYL-2-PYRROLIDINONE	1L
α,α′-Dibromo-m-xylene	25g

Alexa Fluor® 594 Carboxylic Acid, Succinimidyl Ester	5mg

Fmoc-(2S,4S)-4-phenylpyrrolidine-2-carboxylic acid	1g
(S)-Fmoc-2-amino-4,4,4-trifluoro-butyric acid	1g
Fmoc-4,4-difluoro-L-Proline	1g
Fmoc-ß-cyclohexyl-L-alanine	5g

Fmoc-Phe(4-guanidino-Boc2)-OH	1g
Fmoc - L - indoline - 2 - carboxylic acid	1g

Oxyma Pure	100g
Fmoc-Pro-OH	100 g
Fmoc-Glu(OtBu)-OH	100g
NovaPEG Rink amide resin LL	5g
Fmoc-Cys(Trt)-OH	100g

N2 tanks	1
Helium Tank	1

Description	Unit
DMABA-d NHS ester	5mg
DMABA NHS ester	100 mg

Nalgene Pans	6/pk
Kimax™ Brand Ray-Sorb™ Media/Storage Bottles, 10L	1
Corning™ CentriStar™ Centrifuge Tubes 50 mL	case

Upright Metal Freezer Rack (3x4)	ea
Diisopropylcarbodiimide	100g
Ethyl Ether, Anhydrous	6x500mL

Tilt Bin	ea

Phenex™-NY 4mm Syringe Filters 0.45u, Non-Sterile, Luer/Slip, 100/Pk	100/pack

PyAOP	25g

(3-formylindolyl)acetamidomethyl polystyrene	5g

8M Guanidine-HCl Solution	200mL

ACN Blanket order	case

(S)-Allyl 2-aminopropanoate	1g

Glass Disposal Box	case
TCEP	1g
Paper Towels	case
4-Way Microtube Racks - Assorted	5/pack
Disposable glass Tube; Size: 10 x 75mm	1000
Rack, Centrifuge 8 places	1
Rack, Centrifuge 16 places	1
HandyStep S Repeating Pipetter	1
10mL; non-sterile Dispenser ips	100
50mL; non-sterile Dispenser ips	25

Fmoc-HomoGly(Propargyl)-OH	500mg

Description	Unit
Fmoc-N-Me-Orn(Boc)-OH	5g

Fmoc-Thr(tBu)-OH	100g

N2 tanks	1

Fmoc-(R)-2-(4-pentenyl)alanine	1g

4-(P-IODOPHENYL)BUTYRIC ACID	2g

Fmoc-N-Me-Asp(OtBu)-OH	5g
Fmoc-N-Me-Lys(Boc)-OH	1g

Triisopropylsilane, 98%	100g

Luer Sealing Plug	pk/100
Intavis 5 ml reaction colums	50/pk

Nano Filter Vial 0.2um PTFE, Green Non-Slit	500/pk
Filter Vial 0.2uM PTFE, Non-Slit Green Snap Cap	500/pk

Micro Combination pH Electrode	ea

Methylamine, 2M in THF	100 mL
Dimethylamine, 2M in THF	100 mL

hydrogen chloride, 4N solution in 1,4-dioxane, AcroSeal	100 mL
Spilfyter™ Universal Spill Containment Products - Pillows	10/pk
Methylene Chloride	case

NMP	2L

Phenex™-NY 25mm Syringe Filters 0.45u, Non-Sterile, Luer/Slip, 100/Pk	100 pack

HCTU	500g

HATU	100g

Description	Unit
Fmoc-L-cyclohexylglycine	25g

Dde-OH	5g
Fmoc-Cys(Trt)-OH	100g
Fmoc-Tyr(tBu)-OH	100g
Fmoc-Arg(Pbf)-OH	100g
Fmoc-Trp(Boc)-PH	100g
Fmoc-Asp(otBu)-OH	100g

(S)-2-Fmoc-amino-7-octenoic acid	1g

CEM Keg Valve	ea
Dip Tube Filters	50/pk

Glass Filter, solvent inlet, 40 uM	each
Frit Adapter, PTFE for 4.7 mm OD tubing	each
Bottle head assembly for prep system	each

Fmoc-Glu-OtBu	25 g
Fmoc-NMe-Asp(OtBu)-OH	50 g

0.1% Formic Acid in Water	CS
0.1% Formic Acid in Acetonitrile	CS
Fisherbrand™ Nonsterile Plastic Culture Tubes, 17 x 100mm	1000/case
Ethyl Ether, Anhydrous	6x500mL

Big Universal Trap, 1/4” fittings, Nitrogen	each

1,5-Pentanediol	100g
tert-Butyl 2,2,2-trichloroacetimidate	25g

HCTU	500g

Piperidine	2.5L

Fmoc-Ser(tBu)-OH	100g
Fmoc-Glu(Wang resin)-Oall	5g
Fmoc-Glu(OtBu)-OH	100g

Description	Unit
Fmoc-D-Pro-OH	5g
Fmoc-Asp(OtBu)-OH	100g

Fmoc-L-Orn(Aloc)-OH	5g
Fmoc-(2S,4S)-4-phenylpyrrolidine-2-carboxylic acid	1g

Narrow Mouth bottle, 125 mL	case
Viper UHPLC Fingertight Fitting incl. Capillary for 10-32 Fitting, ID 0.13 mm/0.005”, Length 150 mm, SST	each
Thermo Scientific™ Nalgene™ Fluorinated Jerricans; fluorinated HDPE, white PP screw closure	case of 4
Viper UHPLC Fingertight Fitting incl. Capillary for 10-32 Fitting, ID 0.13 mm/0.005”, Length 65 mm, SST	each
Viper UHPLC Fingertight Fitting incl. Capillary for 10-32 Fitting, ID 0.13 mm/0.005”, Length 250 mm, SST	each

TUBING, TEFLON® PFA, .062 IN (1.55mm) ID x 1/8 IN x 10 FT, NATURAL	each
UNION, EXTERNAL, 1/4-28, .062 IN (1.55mm) THRU HOLE, KEL-F® (PCTFE)	each
FLANGELESS SYSTEM, BLUE DELRIN, 1/4-28 FOR 1/8 IN, (W/ NUT AND FERRULE)	each
FRIT-IN-A-FERRULE™, FLANGELESS, 2µm SS, 1/8 IN, KEL-F® (PCTFE), GREEN (10 PK)	pk/10
NUT, SEALTIGHT™/F-192 PEEK™ FERRULE, 1/16 IN, 10-32, SHORT HDLESS	each
NUT, SEALTIGHT™/F-192 PEEK™ FERRULE, 1/16 IN, 10-32, HDLESS	each
FERRULE, SEALTIGHT™, 1/16 IN, PEEK™ BLACK (10 PK)	pk/10

Amberlite CG-50	100g

Intavis 10 ml tubes	100/pk
Luer Sealing Plug	pk/100
Intavis 5 ml reaction colums	50/pk
Filter for column module, pack of 55	55/pk

Fmoc-Cys(STmp)-OH	5g
pH strips, 6.5-10	6/pk
pH strips, 0-14	6/pk

Description	Unit

Fmoc-4,4-difluoro-L-Proline	1g
Fmoc-L-cyclohexylglycine	100g
Fmoc-Ala(1-naphthyl)-OH	25g
Fmoc-NVL-OH	100g

Fmoc-L-4-tert-butyl-Phe	5g

Fmoc - Sar - Wang resin	1g

Fmoc-Glu(Oallyl)-OH	25g

(S)-fmoc-alpha-methyl-phenylglycine	2g

Bis-dPEG®21-PFP ester	100mg

TBTA {Tris[(1-benzyl-1-H-1,2,3triazol-4-yl)methyl]amine}	100 mg

Septa for 6mL Vials 100/pk	100/pk
Corning™ CentriStar™ Centrifuge Tubes 50 mL	case
Kimble™ Chase RAY-SORB™ Media/Storage Bottles with Cap	each
Kimax™ Brand Ray-Sorb™ Media/Storage Bottles	each

Bis(2-oxo-3-oxazolidinyl)phosphinic chloride	5g
Acetic acid ReagentPlus®, ≥99%	1L
Acetic acid solution for HPLC	500mL
Formic acid	500mL

Trimethylphosphine	5g
Trifluoroacetic acid, HPLC Grade, 99.5+%	4x500mL
1,4-Dithio-DL-threitol, 99%	25 g

Fisherbrand™ Nonsterile Plastic Culture Tubes, 17 x 100mm	1000/case
Ethyl Ether, Anhydrous	6x500mL
DIPEA	100ML

N2 tanks	1

Description	Unit
Trichloroacetic acid	250g
Glyburide	5g
DIPEA	2L
1,2-dichloroethane	100mL

LC Vials, 5mL high recovery	pk
5mL, Clear glass, 17 x 51mm, 15-425 (Agilent replacement)	pk
Eagle™ Modular Spill Platform System	ea
Needles; Green; 21 G x 1.5 in. (38.1mm)	case
VIAL AUTOSAMPL 0.30ML	1000/case
11MM SNAPCAP 100PK	100/pack
Thermo Scientific™ Nalgene™ Narrow-Mouth Economy Bottles; natural HDPE	case
Upchurch Scientific™ One-Piece, Natural; PEEK; 6000psi; Length: 0.82 in	10/pk
Isopropanol, 99.9% (HPLC Grade), Fisher BioReagents	case

PEEK Elbow for 1/8" OD Tubing	pk

Tilt Bin	EA

H-Tyr(tBu)-2-ClTrt resin	5g
Fmoc-Glu(Wang resin)-Oall	5g
Oxyma Pure	100g
Fmoc-Thr(tBu)-Oh	100g
Fmoc-Cys(STmp)-OH	5g
Fmoc-Asp(otBu)-OH	100g
Fmoc-Cys(Trt)-OH	100g
Fmoc-Lys(ivDde)-OH	1g

Fmoc-L-Orn(Aloc)-OH	25g
Fmoc-N-methyl-O-tert-butyl-L-serine	100g	quote #63430

N-GEN Nitrile Gloves, Medium	case

Spectra/Por Float-A-Lyzer G2	pk

Description	Unit
Air-Tite* Premium Hypodermic Needles for Lab/Vet Use 22g x 4 in.	100/pack
Fisherbrand™ Reusable Glass Low-Form Griffin Beakers — 50mL	12/pk
Fisherbrand™ Reusable Glass Low-Form Griffin Beakers — 100mL	12/pk
Fisherbrand™ Reusable Glass Low-Form Griffin Beakers — 150ml	12/pk
Solid waste container	5/pack

Tetrabutylammonium fluoride solution	100mL
Whatman filter paper 540	pk
1,1,1,3,3,3-Hexafluoro-2-propanol	25g

Fmoc-L-allysine ethylene acetal	2g

Fmoc-Glu(Oall)-OH	25g

N,N-Dimethylformamide	1L

(S)-N-Fmoc-α-Methylasparagine	1g

Phenex™-NY 25mm Syringe Filters 0.45u, Non-Sterile, Luer/Slip, 100/Pk	100 pack

HCTU	500g

Test Tube, Fisherbrand 13 x100 mM, polypropylene, case 1000	cs

Piperidine	1L
Fmoc-4-chloro-L-phenylalanine	100g
Fmoc-TBG-OH	100g

Fmoc-ß-cyclohexyl-L-alanine	25g

Fmoc-ß-cyclohexyl-L-alanine	5g
Fmoc-Lys(Palmitoyl)-OH	10g

Chlorotrimethylsilane	100ml

Description	Unit
Bis(trimethylsilyl)trifluoroacetamide	100g

Mechanical Cryogenic Freezer Boxes with Dividers	120/case

SYRNG 20ML NORM-JECT LS 100/PK	100/pack
Acetonitrile, 99.9%, Extra Dry	500mL
Costar™ Microcentrifuge Tubes	1000/case
Corning™ CentriStar™ Centrifuge Tubes 50 mL	300/case

CENTRIFUGE TUBE, 50ML, POLYPROPYLENE	case

Bio-Spin®Chromatography Columns	box

Fmoc-Cys(Trt)-Rink-Amide MBHA Resin	25 g

Fmoc-Tyr(tBu)-OH	100g
Fmoc-Phe-OH	100g
Fmoc-Asp(OtBu)-(Dmb)Gly-OH	5g
Fmoc-D-Ala-OH	5g

Fmoc-L-cyclohexylglycine	100
Fmoc-Asp(Oallyl)-OH	25

SYSTEMS LLC SCREW CAPS FOR 6ML VIALS 100PK	pk
Septa for 6mL Vials 100/pk	100/pk
Fisherbrand™ Nonsterile Plastic Culture Tubes, 17 x 100mm	1000/case

Fmoc-Tyr(Bzl)-OH	5g
NMP	2L
1-Dodecanethiol	500 ml
2,2,2-Trifluoroethanol-d3	5g
Grubbs Catalyst, 1st Generation	1g

Biotin azide	10mg

Upright Metal Freezer Rack	ea
Methylene Chloride	case

X-GEN MAX Nitrile Gloves, XL	10 boxes

Description	Unit
Nut Fingertight, 1/16 in, 1/4-28 coned PEEK w/ ferrule	each
Ferrule, Fingertight, 1/16 in, PEEK for 1/4-28 coned ports	each
RHEBUILD™ KIT FOR 3725, 3725i, 3725-038, 3735i-038 Rheodyne® VALVES	each

H-Lys(Boc)-2-ClTrt resin	5g
Fmoc-Cys(STmp)-OH	5g

Fmoc-O-tert-butyl-L-β-homothreonine	1g
Fmoc-(3S)-ß-Pro-OH	1g
Fmoc-(1S,2S)-2-aminocyclopentane carboxylic acid	1g
Fmoc-cis-(1R,2S)-2-aminocyclopentane carboxylic acid	1g
Fmoc-Tbg-OH	25g

Fmoc-Glu(OtBu)-OH	100g
Fmoc-Met-OH	25g

N2 tanks	1

Syringe filter, 0.02 uM, 10mm.	pk

Intavis 5 ml reaction colums	50/pk
Intavis 10 ml tubes	100/pk

Phenex™-NY 25mm Syringe Filters 0.45u, Non-Sterile, Luer/Slip, 100/Pk	100 pack

tert-Butyl nitrite, 90%, pure, Acros Organics	100g

ammonium bicarbonate for HPLC	250 g
1-Methylimidazole	100g

2,2,2-Trifluoroethanol-d	1g

PyAOP	1kg

Description	Unit
Fmoc-Tyr(tBu)-OH	100g
Fmoc-Pro-OH	100 g
Fmoc-Cys(Trt)-OH	100g
Fmoc-His(Trt)-OH	100g

Ethyl Ether, Anhydrous	6x500mL
Methanol, HPLC grade	case
VIAL AUTOSAMPL 0.30ML	1000/case
11MM SNAPCAP 100PK	100/pack

Tetrakis(triphenylphosphine)palladium(0)	5g

Fmoc-(S)-2-(4-pentenyl)Ala-OH	5g
ammonia anhydrous	170G
NMP	1L

Acetonitrile HPLC	4x4L/case

Lys(ivDde) Wang resin	25g

Rink Amide AM resin LL (100-200 mesh)	25g
Fmoc-Tyr(tBu)-OH	100g
Fmoc-Lys(Boc)-OH	100g

S-Trityl-3-mercaptopropionic acid (desNH2)cYS	100g

Fisherbrand™ Nonsterile Plastic Culture Tubes, 17 x 100mm	1000/case
Thermoblock, Exchangeable	ea
Triangular Stir Bar with Vanes	ea

Grubbs Catalyst, 2nd Generation	500mg
Eppendorf® UVette	pk
Conical Reaction Vial, 3 mL	ea

Trifluoroacetic acid, HPLC Grade, 99.5+%	4x500mL

bromoacetic acid	25g
Lecture-bottle control valve	ea
Ammonium Bicarbonate BioUltra, >99.5%	500g

Description	Unit
Tetrafluoroboric acid diethyl ether complex	25 mL

N-Methyl-2-pyrrolidone (NMP) Biosynthesis EMD	CS(4 x 4L)	Order this instead of Sigma going forward. ($44/liter vs. $149 and probably higher quality for Peptide synthesis)

N-GEN Nitrile Gloves, Medium	case

L-α-Aminoadipic acid	5g
N-Hexadecanoic acid	25g
Fmoc-Asp(Oallyl)-OH	25
des-NH2-Cys	100g

Tris(hydroxymethyl)phosphine	25g
2-Mercaptonicotinic acid	25g

Fmoc-Glu(Oall)-OH	5g
HOAt	25g

Fmoc-N-amido-dPEG®24-acid	1000mg

Fmoc-Leu-OH	25g
Fmoc-Gly-OH	100g
Fmoc-Cys(Trt)-OH	100g

Acetonitrile HPLC	4x4L/case
N,N-Dimethylformamide, Biosynthesis	4x4L/case

30mL syringes w/frits & caps	50ct
50mL syringes w/frits & caps	50ct

Piperidine	1L
Boc-O-benzyl-L-homoserine	5g

Fmoc-Asp(OtBu)-(Dmb)Gly-OH	5g

Fisherbrand™ Nonsterile Plastic Culture Tubes, 17 x 100mm	1000/case

Description	Unit
Fisherbrand™ Disposable Soda-Lime Glass Pasteur Pipets	4pk/cs
Fisherbrand™ Disposable Soda-Lime Glass Pasteur Pipets	4pk/cs
VIAL AUTOSAMPL 0.30ML	1000/case
11MM SNAPCAP 100PK	100/pack

Intavis 5 ml reaction colums	50/pk

N2 tanks	1

Test Tubes, 12 x 100 mm, 250/pk	250/pk

Allyl alcohol, 99%, extra pure, Acros Organics	250 mL
Tetrahydrofuran, 99+%, extra pure, stabilized with BHT, Acros Organics	1L
Thermo Scientific™ SUN-SRi™ High Recovery Vials	100/pk
Thermo Scientific™ National™ PTFE-Lined Sample Storage Caps	100/pk
Hydrogen peroxide, 30% (Certified ACS)	500 mL

4-amino-3,3-dimethylbutanoic acid hydrochloride	1g

Ruthenium Catalyst	2g
Ruthenium Catalyst	500mg

2-(Fmoc-amino)-2-(1-Boc-4-piperidyl)acetic Acid	1g

HCTU	500g
Fmoc-Glu-OtBu	25 g

Acetonitrile HPLC	4x4L/case
N,N-Dimethylformamide, Biosynthesis	4x4L/case

Rink Amide AM resin LL (100-200 mesh)	25g

Fmoc-(S)-2-(4-pentenyl)Ala-OH	5g

Fmoc-L-Propargylglycine-OH	5g

Description	Unit
Phenex™-NY 25mm Syringe Filters 0.45u, Non-Sterile, Luer/Slip, 100/Pk	100 pack

Fmoc-NVL-OH	100g
Fmoc-4-(Boc-aminomethyl)-L-phenylalanine	1g
Fmoc-L-α-aminoadipic acid δ-tert-butyl ester	5g
5-(Fmoc-amino)-3-oxapentanoic acid	5g

Fmoc-Pro-OH	100 g

Fmoc-L-3-Aminomethylphe(Boc)	1g

Slip-On Inlet Filter (for agilent prep HPLC)	1

LC Vials, 5mL high recovery	30/pk
SYSTEMS LLC SCREW CAPS FOR 6ML VIALS 100PK	100/pk
Septa for 6mL Vials 100/pk	100/pk
Fisherbrand™ Nonsterile Plastic Culture Tubes, 17 x 100mm	1000/case

Acetonitrile HPLC	4x4L/case

tert-Butylacetic Acid, 98%, Acros Organics	10 mL
Corning™ CentriStar™ Centrifuge Tubes 50 mL	case
Ethyl Ether, Anhydrous	6x500mL

Fmoc-Glu(OtBu)-OH	100g
Fmoc-Val-OH	100g
Fmoc-Tyr(tBu)-OH	100g

Piperidine	1L

HYDROXYLAMINE HYDROCHLORIDE, REAGENTPLUS	100g
ANISOLE, REAGENTPLUS, 99%	100mL

SYRNG 5ML NORM-JECT LL 100/PK	100/pack

3-FLUORO-L-TYROSINE	1g

Description	Unit
2-Amino-3-(1,2-dihydro-2-oxoquinoline-4-yl)propanoic acid	5g

Deuterium Lamp	each

Methylene Chloride	case
Eppendorf microcentrifuge tube; 2mL	500/case

HOAt	100g

Fmoc-L-Lys(Aloc)-OH	25g

Single StEP Filter Vial 0.2um PTFE. w/ Pre-Slit Green	500/case

X-GEN MAX Nitrile Gloves, XL	10 boxes

Phenylsilane	50g

Nitrogen, Ultra High Purity 5.0 Grade Size 300 Cylinder, CGA580	1
Argon Uhp Gr 5.0 Size 300	1

0.1% formic in ACETONITRILE	4x4L /case
N,N-Dimethylformamide, Biosynthesis	4x4L /case
Acetonitrile HPLC	4x4L /case

Desiccator	each
Desiccator Plate	each
VIAL AUTOSAMPL 0.30ML	1000/case
11MM SNAPCAP 100PK	100/pack

Bio-Spin®Chromatography Columns	box

Fmoc-Cys(Trt)-Rink-Amide MBHA Resin	25 g

Fmoc-NMe-Ala-OH	25g

KF16 Clamp	each

Description	Unit
KF25 Nozzle	each
KF16 Centering RIng	each
KF16-KF25 Reducer	each

Rink Amide AM resin (100-200 mesh)	25g

Water, HPLC grade	case

Fmoc-Osu	100g

N,N-Dimethylformamide, Biosynthesis	4x4L /case
Acetonitrile HPLC	4x4L /case

Ethyl Ether, Anhydrous	4L
Sartorius™ BIOHIT™ Prospenser Bottle-top Dispensers_Range: 0.2 to 10mL; Increment: 0.2mL	each

Fisherbrand™ Nonsterile Plastic Culture Tubes, 17 x 100mm	1000/case
Air-Tite* Premium Hypodermic Needles for Lab/Vet Use 22g x 4 in.	100/pack
Allylamine, 98+%	50 mL
N,N-Diisopropylethylamine, 99.5+%	100 mL

Fmoc-Cys(Trt)-OH	100g
Fmoc-Thr(tBu)-Oh	100g
pH strips, 6.5-10	6/pk

3-Buten-1-amine	1g

4-Penten-1-amine	1g

(R)-(+)-2-Bromopropionic Acid	5g

2,7-Bis(bromomethyl)naphthalene	1g
1,8-Bis(bromomethyl)naphthalene	250mg

N-GEN Nitrile Gloves, Medium	case

Description	Unit
Luer Sealing Plug	pk/100

2mL screw cap mixing vials	bag

N,N-Dimethylformamide, Biosynthesis	4x4L /case

Acetone	Case
Ethyl Ether, Anhydrous	6x500mL
SYRNG 10ML NORM-JECT	100/box

Fmoc-Asp-(Oepe)-OH	5g
Fmoc-Asn(Trt)-OH	100g

Sartorius™ BIOHIT™ Prospenser Bottle-top Dispensers_Range: 1 to 50mL; Increment: 1.0mL	each

Fmoc-L-α-aminoadipic acid δ-tert-butyl ester	5g

Triisopropylsilane, 98%	100g
1,4-Dithio-DL-threitol, 99%	25 g

Intavis 5 ml reaction colums	50/pk
Intavis 10 ml tubes	100/pk

Single StEP Filter Vial 0.2um PTFE. w/ Pre-Slit Green	500/case

Acetonitrile HPLC	4x4L /case

Fmoc-Tbg-OH	25g

N,N-Dimethylformamide, Biosynthesis	4x4L /case
Acetonitrile HPLC	4x4L /case
Norm-Ject® Luer Slip Bulk Syringe, Air-Tite (20mL)	100/pk

Fmoc-Cys(Trt)-OH	100g
Fmoc-Tyr(tBu)-OH	100g

Fmoc-(R)-3-Amino-3-(2-nitro-phenyl)-propionic acid	5g

Description	Unit
HCTU	500g

Lys(ivDde) Wang resin	25g

Phenex™-NY 25mm Syringe Filters 0.45u, Non-Sterile, Luer/Slip, 100/Pk	100 pack

Fmoc-NVL-OH	100g

Trifluoroacetic acid, HPLC Grade, 99.5+%	4x500mL
Trifluoroacetic acid, HPLC Grade, 99.5+%	500ml

N,N-Diisopropylethylamine, 99.5+%	100 mL
Fisherbrand™ Nonsterile Plastic Culture Tubes, 17 x 100mm	1000/case

2,7-Bis(bromomethyl)naphthalene	1g
DIMETHYL SULFOXIDE, ANHYDROUS, >=99.9%	1L
N,N-DIISOPROPYLETHYLAMINE, BIOTECH GRAD&	2L

N,N-Dimethylformamide, Biosynthesis	4x4L /case
Acetonitrile HPLC	4x4L /case

Boc-L-tyrosine	25g

1,5-Diaminopentane trityl resin	5g

N2 tanks	1

Fmoc-His(Trt)-OH	100g

Fmoc-Asp(Oallyl)-OH	25
Fmoc-Tbg-OH	25g
Fmoc-N-Me-Glu(OtBu)-OH	1g

Fmoc-N-Me-Lys(Boc)-OH	1g

Fmoc-Lys(Boc)-OH	100g

Description	Unit
Fmoc-Arg(Pbf)-OH	100g

Grubbs Catalyst, 1st Generation	1g
Formaldehyde solution	100 ml

Piperidine	1L

Phenex™-NY 15mm Syringe Filters 0.45u, Non-Sterile, Luer/Slip, 100/Pk	100 pack

Ethyl Ether, Anhydrous	6x500mL
Corning™ CentriStar™ Centrifuge Tubes 50 mL	case

Acetonitrile HPLC	4x4L /case

Dimethyl sulfoxide, BioReagent	50mL

Ammonium Hydroxide	500ml
Methylene Chloride	case

Acetonitrile HPLC	4x4L /case
N,N-Dimethylformamide, Biosynthesis	4x4L /case

Fmoc-Tyr(tBu)-OH	100g

HCTU	500g

Fmoc-TBG-OH	100g

VIAL AUTOSAMPL 0.30ML	1000/case
11MM SNAPCAP 100PK	100/pack
Trifluoromethanesulfonic acid, 99%	50 mL
Disposable Soda-Lime Glass Pasteur Pipets, 9"	box

TBTA	1g

HCTU	500g

Description	Unit
BODIPY® TMR-X NHS Ester	5MG

N2 tanks	1

Fmoc-Glu(OtBu)-OH	100g
Water/Formic Acid 0.1% Mobile Phase	4x4L /case

Fmoc-NVL-OH	100g

PyBOP	5g	S

Fmoc-MeTyr(tBu)-OH	5g

Acetonitrile HPLC	4x4L /case

Fisherbrand™ Nonsterile Plastic Culture Tubes, 17 x 100mm	1000/case
Ethyl Ether, Anhydrous	6x500mL
Corning™ CentriStar™ Centrifuge Tubes 50 mL	case
TUBE CULT DSP 18X150MM	500/case
Paper Towels	case

Acetic Anhydride	1L

Intavis 5 ml reaction colums	50/pk

LC Vials, 5mL high recovery	30/pk
SYSTEMS LLC SCREW CAPS FOR 6ML VIALS 100PK	100/pk
Septa for 6mL Vials 100/pk	100/pk

Fmoc-(S)-azetidine-2-carboxylic acid	5g

Fmoc-Gly-OH	100g

N,N-Dimethylformamide, Biosynthesis	4x4L /case

2-Chloro-3,4-dimethoxybenzoic acid	5g

Description	Unit
(+)-Biotin N-hydroxysuccinimide ester	25mg

Acetonitrile HPLC	4x4L /case
N,N-Dimethylformamide, Biosynthesis	4x4L /case

Fmoc-Cys(Trt)-Rink-Amide MBHA Resin	25 g

5-TAMRA NHS ester	5mg
Cysteamine 2-chlorotrityl resin	5g

Fmoc-3-benzothienyl-L-alanine	5g
Boc-3-iodo-L-phenylalanine	5g
Fmoc-NMeVal-OH	5 g

Fmoc-Thr(OtBu)-Wang Resin LL	5g

1,2-dibromoethane	25 ml
Tributyl(vinyl)tin, 97%	5g
Fisherbrand™ Nonsterile Plastic Culture Tubes, 17 x 100mm	1000/case
Isopropanol, 99.9% (HPLC Grade), Fisher BioReagents	case

Boron tribromide	25g

Phenex™-NY 25mm Syringe Filters 0.45u, Non-Sterile, Luer/Slip, 100/Pk	100 pack

N-GEN Nitrile Gloves, Medium	case
X-GEN Nitrile Gloves, XS	case

Acetonitrile HPLC	4x4L /case
N,N-Dimethylformamide, Biosynthesis	4x4L /case
Water-0.1% Formic Acid , J.T.Baker	4x4L /case

Narrow Mouth bottle, 125 mL	case

Description	Unit
Air-Tite* Premium Hypodermic Needles for Lab/Vet Use 22g x 4 in.	100/pack
LC Vials, 5mL high recovery	30/pk
SYSTEMS LLC SCREW CAPS FOR 6ML VIALS 100PK	100/pk

N,N-DIISOPROPYLETHYLAMINE, BIOTECH GRAD&	2L

Acetone	Case
Fisherbrand™ Nonsterile Plastic Culture Tubes, 17 x 100mm	1000/case

Fmoc-Asn(Trt)-OH	100g
Fmoc-Cys(Trt)-OH	100g

Fmoc-Phg-OH	25 g
Piperidine	1L
Fmoc-N-Me-Val-OH	5g
Fmoc-4-chloro-L-phenylalanine	25g

4,4’-Bis(bromomethyl)biphenyl	1g
2,4,6-Triisopropylbenzenesulfonyl Hydrazide	5g

N-Methyl-2-pyrrolidone (NMP) Biosynthesis EMD	CS(4 x 4L)

Single StEP Filter Vial 0.2um PTFE. w/ Pre-Slit Green	500/case

N2 tanks	1

DIMETHYL SULFOXIDE, ANHYDROUS, >=99.9%	1L
2ML CLEAR VIAL,S/T,PP H/CAP PTFE	100/pk

Fmoc-L-α-aminoadipic acid δ-tert-butyl ester	5g

Fmoc-TBG-OH	100g

Fmoc-Ile-OH	100g

Acetonitrile HPLC	4x4L /case
N,N-Dimethylformamide, Biosynthesis	4x4L /case

Description	Unit
NMR tubes	pk
VIAL AUTOSAMPL 0.30ML	1000/case
11MM SNAPCAP 100PK	100/pack
Corning™ CentriStar™ Centrifuge Tubes 50 mL	case

N2 tanks	1

Acetonitrile HPLC	4x4L /case

Kimberly-Clark Professional* Purple Nitrile* and Purple Nitrile-XTRA* Exam Gloves_Medium	10boxes/case
Kimberly-Clark Professional* Purple Nitrile* and Purple Nitrile-XTRA* Exam Gloves_Small	100/box
Methylene Chloride	case
Ethyl Ether, Anhydrous	6x500mL

Fmoc-N-methyl-O-tert-butyl-L-serine	30g

Capillary, stainless steel, 0.6 x 40 mm, 1/16 in, male	1

2,7-Bis(bromomethyl)naphthalene	1g

Boc-L-Hyp-OtBu	5g

3-(3-Bromophenyl)propionic acid	5g
Fisherbrand™ Nonsterile Plastic Culture Tubes, 17 x 100mm	1000/case

Acetonitrile HPLC	4x4L /case

Rink Amide AM resin LL (100-200 mesh)	25g
Fmoc-Ile-OH	100g

Fmoc-Asp(otBu)-OH	100g
Oxyma Pure	100g

Fmoc-1-Nal-OH	5g

Description	Unit
Kaiser test kit	1

Diisopropylcarbodiimide	100g

Acetonitrile HPLC	4x4L /case

N2 tanks	1

Trifluoroacetic acid, HPLC Grade, 99.5+%	4x500mL

Fmoc-Met-Wang Resin (100-200 mesh) 1% DVB	5g
Fmoc-D-Ser(tBu)-OH	5g

Fmoc-Tyr(tBu)-OH	100g
Fmoc-Met-Wang resin LL (100-200 mesh)	5g

Fmoc-S-tert-butylthio-L-cysteine	5g
Fmoc-Cys(mmt)-OH	25g
Fmoc-NVL-OH	100g

BODIPY® TMR-X NHS Ester	5MG

5-TAMRA NHS ester	5mg

Acetonitrile HPLC	4x4L /case
N,N-Dimethylformamide, Biosynthesis	4x4L /case

Acetonitrile HPLC	4x4L /case

Fmoc-N-Me-Phe-OH	5g
Fmoc-Cys(Trt)-OH	100g
Fmoc-Lys(Boc)-OH	100g

DMSO	1L
Grubbs Catalyst, 1st Generation	1g

Description	Unit
Fisherbrand™ Nonsterile Plastic Culture Tubes, 17 x 100mm	1000/case
Thermo Scientific™ Pierce™ Peptide Retention Standard	1
TCEP	10g

1,4-Dithio-DL-threitol, 99%	25 g

HOAT	100g

HOBt	500g

Fmoc-N-methyl-L-norleucine	25g

Fmoc-L-Met-Wang TentaGel S LL	25g

Acetonitrile HPLC	4x4L /case
N,N-Dimethylformamide, Biosynthesis	4x4L /case

Single StEP Filter Vial 0.2um PTFE. w/ Pre-Slit Green	500/case

Fmoc-Thr(tBu)-Oh	100g
Fmoc-Pro-OH	100 g

Fmoc-L-cyclohexylglycine	100g

N2 tanks	1

Bis(trimethylsilyl)trifluoroacetamide	25ml

Boc-L-phenylalanine	25g
Fmoc-N-Me-L-norvaline	5g

Oxyma Pure	100g
Rink Amide AM resin (100-200 mesh)	25g

HCTU	500g

20mL (24mL) Luer Lock, Sterile; Graduations: 1cc	100 pack

Description	Unit
Ethyl Ether, Anhydrous	6x500mL
Disposable Soda-Lime Glass Pasteur Pipets, 9”	250/box
Disposable Soda-Lime Glass Pasteur Pipets, 5 3/4”	250/box
Diisopropylcarbodiimide	100g

Intavis 5 ml reaction colums	50/pk

UPRIGHT 4X4 2IN RACKS	ea

Fmoc-ANP Linker	5g

Fmoc-N-Me-His(Trt)-OH	1g

Acetonitrile HPLC	4x4L /case
N,N-Dimethylformamide, Biosynthesis	4x4L /case

Fmoc-Ala(1-naphthyl)-OH	25g

Phenex™-NY 25mm Syringe Filters 0.45u, Non-Sterile, Luer/Slip, 100/Pk	100 pack

SecurityGuard Guard Cartridge Kit	ea
SecurityGuard Cartidges	10/pk

Fisherbrand™ Nonsterile Plastic Culture Tubes, 17 x 100mm	1000/case

pH strips, 6.5-10	6/pk
pH strips, 0-14	6/pk

Fmoc-Asp(Oallyl)-OH	25

BODIPY® TMR-Maleimide	1mg

S-Farnesyl-L-cysteine-methyl ester	25mg

Fmoc-Leu-Wang resin LL (100-200 mesh)	5g
Fmoc-N-Me-His(Trt)-OH	1g
Fmoc-Tyr(tBu)-OH	100g

Description	Unit
Fmoc-Lys(Boc)-OH	100g

Acetonitrile HPLC	4x4L /case
N,N-Dimethylformamide, Biosynthesis	4x4L /case

VIAL AUTOSAMPL 0.30ML	1000/case
11MM SNAPCAP 100PK	100/pack
Corning™ CentriStar™ Centrifuge Tubes 50 mL	case
Narrow Mouth bottle, 125 mL	case

Fmoc-L-α-aminoadipic acid δ-tert-butyl ester	5g

Fmoc-Lys(Boc)-Wang resin LL (100-200 mesh)	5g

N2 tanks	1

LibertyBlue large bottles	bag

Acetonitrile HPLC	4x4L /case
N,N-Dimethylformamide, Biosynthesis	4x4L /case

2mL dolphin tip	1000/case
Kimble™ 20mL Glass Screw-Thread Scintillation Vials	500/case

Fmoc-Ala(1-naphthyl)-OH	25g
Fmoc-NMe-Ala-OH	25g

1,4-Dithio-DL-threitol, 99%	25 g

Sodium chloride solution, 1 M	500 mL
Methylene Chloride	case

Acetonitrile HPLC	4x4L /case
N,N-Dimethylformamide, Biosynthesis	4x4L /case

Ethyl Ether, Anhydrous	6x500mL

Description	Unit

Fmoc-D-Ser(tBu)-OH	5g

Fmoc-Lys(ivDde)-OH	5g

Acetonitrile HPLC	4x4L /case

Glycine tert-butyl ester hydrochloride	5g

CEM bottle filters	50/bag

N2 tanks	1

Derivatized cellulose membrane	pk

Fmoc-TBG-OH	100g
Bilirubin	1g

Fmoc-Cys(Trt)-OH	100g
Fmoc-His(Trt)-OH	100g
Fmoc-Glu(Wang resin)-Oall	5g

Zinc citrate dihydrate	100g
Toluene	2L

Fmoc-NH-PEG1-CH2CH2COOH	5g

Fisherbrand™ Nonsterile Plastic Culture Tubes, 17 x 100mm	1000/case
Total Bilirubin 120 mL	120mL
Direct Bilirubin 120 mL	120mL
Bilirubin COnjugate	100mg

Single StEP Filter Vial 0.2um PTFE. w/ Pre-Slit Green	500/case

D5000 Tipack, 12 Tipacks of 50 tips	case

N,N-Dimethylformamide, Biosynthesis	4x4L /case

Description	Unit
Boc-8-aminocaprylic acid	5g
Fmoc-8-aminocaprylic acid	5g
Nα-Fmoc-Nγ-Boc-L-2,4-diaminobutyric acid	25g
Nα-Fmoc-Nγ-(4-methyltrityl)-L-2,4-diaminobutyric acid	5g
Fmoc-Phg-OH	25 g

N-GEN Nitrile Gloves, Medium	case
X-GEN MAX Nitrile Gloves, Large	case

Fmoc-Cys(Trt)-OH	100g
Fmoc-Cys(tButhio)-OH	5g
Oxyma Pure	100g

1,4-Dithio-DL-threitol, 99%	25 g

20mL (24mL) Luer Lock, Sterile; Graduations: 1cc	100 pack
Septa for 6mL Vials 100/pk	100/pk

Fmoc-Hphe-OH	5g

Corning™ CentriStar™ Centrifuge Tubes 50 mL	case
Methanol, HPLC grade	case

Fmoc-Cys(tButhio)-OH	25g

Trifluoroacetic acid, HPLC Grade, 99.5+%	4x500mL
Acetonitrile HPLC	4x4L /case

Intavis 5 ml reaction colums	50/pk

N,N-Dimethylformamide, Biosynthesis	4x4L /case
Acetonitrile HPLC	4x4L /case

2-Azidoacetic acid	1g
4-(N-Maleimido)benzophenone	100mg
Azide-PEG3-biotin conjugate	100MG

Description	Unit
VIAL AUTOSAMPL 0.30ML	1000/case
11MM SNAPCAP 100PK	100/pack
Fisherbrand™ Nonsterile Plastic Culture Tubes, 17 x 100mm	1000/case

Fmoc-Ser[beta-Glc(OAc)4]-OH	1g
Fmoc-MeHis(Trt)-OH	1g

Fmoc-His(Trt)-OH	100g
Fmoc-Glu(OtBu)-OH	100g

Fmoc-L-2-amino-5-phenylpentanoic acid	5g
(2S,4R)-4-Fluoro-1-Fmoc-pyrrolidine-2-carboxylic acid	1g
Fmoc-NVL-OH	100g
Fmoc-4,4-difluoro-L-Proline	1g
(2S,4S)-Fmoc-4-fluoro-pyrrolidine-2-carboxylic acid	1g

PTFE nano|Filter Vial 0.2μM (down to 10uL)	case of 500

Fmoc-D-Ser(tBu)-OH	5g

Narrow Mouth bottle, 125 mL	case

Ethyl Ether, Anhydrous	6x500mL

PIG® Burpless® One-Hand-Sealable Steel Drum Funnel	each

CrossLab cap, screw, 16 mm, pre-slit PTFE/silicone septum, 100/pk	100/pk
Tubing, PEEK, 1.6 mm od, 0.12 mm id, 1.5 m	1.5m

Fmoc-L-Pra-Wang resin	1g

Akrobins, O.D: 10.87L x 5.5W x 5 in. H	12/case
Diisopropylcarbodiimide	100g
Corning™ CentriStar™ Centrifuge Tubes 50 mL	case

Fmoc-D-Ala-OH	25g

Description	Unit

N,N-Dimethylformamide, Biosynthesis	4x4L /case

Ethyl Ether, Anhydrous	6x500mL
ETHYL ETHER ANH R ACS 4L	4L
Fisherbrand™ Nonsterile Plastic Culture Tubes, 17 x 100mm	1000/case
0.1% FA IN WATER OPTIMA LC/MS	4x4L /case
0.1% FA IN ACETONITRILE OPTIMA	4L

N,N-Dimethylformamide, Biosynthesis	4x4L /case
0.1%FORMIC ACID IN ACN HPLC 4L	4x4L /case

N2 tanks	1

Balloons	1pk
Balloons	1pk

Fmoc-Ser(tBu)-Wang resin LL	5g
Fmoc-Gly-Wang resin LL	5g
Fmoc-Cys(STmp)-OH	5g
Fmoc-Lys(ivDde)-OH	5g
Fmoc-Tyr(tBu)-OH	100g
Rink Amide AM resin LL (100-200 mesh)	25g

Fmoc-MeHis(Trt)-OH	1g

Fmoc-N-methylglycine	25g

S-Farnesyl-L-cysteine-methyl ester	25mg

Best Value Plastic 2 Shelf Tray Service & Utility Cart 40x26 5" Rubber Casters	each

PyAOP	1kg

Methylene Chloride	case
Corning™ CentriStar™ Centrifuge Tubes 50 mL	case

Description	Unit

α,α′-Dibromo-m-xylene	25g

Fmoc-Alanine-OH	100g

Acetonitrile HPLC	4x4L /case

Luer Sealing Plug	pk/100
Intavis 5 ml reaction colums	50/pk

1,4-Dithio-DL-threitol, 99%	25 g

TBTA	50MG
copper bromide	50g

5-azidopentanoic acid	5g
Fmoc-N-methylglycine	25g

Acetonitrile HPLC	4x4L /case

VIAL AUTOSAMPL 0.30ML	1000/case
11MM SNAPCAP 100PK	100/pack

Intavis 10 ml tubes	100/pk

Fmoc-D-Ser(tBu)-OH	5g

Ethyl Ether, Anhydrous	6x500mL

Hexanes	Case
Fisherbrand™ Magnetic Micro Stirring Bars	each

Fmoc-L-Pra-Wang resin	1g

Sodium methoxide solution (0.5M in MeOH)	100mL
Safeskin® purple nitrile gloves - S	10boxes/case
Safeskin® purple nitrile gloves - M	10boxes/case

Acetonitrile HPLC	4x4L /case

Description	Unit

N,N-Dimethylformamide, Biosynthesis	4x4L /case

Fmoc-NH-PEG-COOH	1g

L-Methionine methyl ester hydrochloride	25g
Boc-L-isoleucine	25g
Boc-S-tert-butylthio-L-cysteine	5g

30 mL Liberty Reaction Vessel	each
Quick Connect Assembly for Liberty Reaction Vessel	each
One Shot Bottle Inserts	each
Filter Dip Tube Assembly	30/set
125mL Amino Acid Storage Bottle	30/set

Edwards E2M8 Vac Pump - Minor Overhaul	N/A
Buchi V-500 Vac Pump - Overhaul	N/A
Buchi V-513 Vacuum Unit - Overhaul	N/A
new motor bearing installation	N/A
new capacitor installation	N/A

Acetonitrile HPLC	4x4L /case
N,N-Dimethylformamide, Biosynthesis	4x4L /case

Corning™ CentriStar™ Centrifuge Tubes 50 mL	case
Fisherbrand™ Nonsterile Plastic Culture Tubes, 17 x 100mm	1000/case
Isopropyl ether	500 mL
Methanol, HPLC grade	case

Fmoc-L-Propargylglycine-OH	5g
Fmoc-Phg-OH	25 g

Mg Sulfate	500g
Dimethyl sulfoxide, BioReagent	50mL

N2 tanks	1

Description	Unit
Phenex™-NY 25mm Syringe Filters 0.45u, Non-Sterile, Luer/Slip, 100/Pk	100 pack

DJ-19 Hydrocarbon Vacuum pump oil	case

TLC Silica gel 60 F254 500 Glass plates 2.5 x 7.5 cm	500plates
Met Wang LL Resin	5g

N,N-Dimethylformamide, Biosynthesis	4x4L /case
Acetonitrile HPLC	4x4L /case
N-Methyl-2-pyrrolidone (NMP) Biosynthesis EMD	CS(4 x 4L)

Filter Dip Tube Assembly	30/set
125mL Amino Acid Storage Bottle	30/set

Fmoc-Leu-OH	100g
Fmoc-Cys(Trt)-OH	100g

Disposable Soda-Lime Glass Pasteur Pipets, 9"	250/box
Disposable Soda-Lime Glass Pasteur Pipets, 5 3/4"	250/box
Corning™ CentriStar™ Centrifuge Tubes 50 mL	case

Toluene	2L

Filter for column module, pack of 55	55/pk

HCTU	500g

Fmoc-NH-PEG1-CH2CH2COOH	5g

Fmoc-L-Pra-Wang resin	1g

Fmoc-Tyr(tBu)-OH	100g
Fmoc-Leu-OH	100g

METHYLENE CL CERT	case
ETHY ETHER	case
N-METHYLPYPROLIDONE OMNI 4L

Description	Unit
STRIPS PH INDC PH0-14 UNIVERSAL EA=600
Oxyma Pure	100g
Rink Amide AM resin LL (100-200 mesh)	25g
Trifluoroacetic acid, HPLC Grade, 99.5+%	case
Fmoc-Nva(5-phenyl)-OH	5g
TEST TB NONSTR	case

N,N-Dimethylformamide, Biosynthesis	4x4L /case

VALVE REPLACEMENT FREEZE DRYER	each

Acetone	case
50MLTBE PP\FLATTP\GRD\S 500CS	case
NEEDLE 22G X4IN AIR-TITE 100PK	box
N,N’-DIISOPROPYLCARBODII 100ML	100 mL
Rink Amide AM resin LL (100-200 mesh)	25 g
Fmoc-Cys(Trt)-OH	100 g
Fmoc-Lys(Boc)-OH	100 g
Fmoc-Tyr(tBu)-OH	100 g
Fmoc-Met-Wang Resin	5 g
Fmoc-L-Pra-Wang resin	1g

DJ-19 Hydrocarbon Vacuum pump oil	case

Fmoc-S-trityl-L-homocysteine	5g
Fmoc-L-glutamic acid γ-allyl ester	25g

N,N-Dimethylformamide, Biosynthesis	4x4L /case
Acetonitrile HPLC	4x4L /case

Ethyl Ether, Anhydrous	6x500mL
0.1% FA IN WATER OPTIMA LC/MS	4x4L /case
0.1% FA IN ACETONITRILE OPTIMA	4x4L /case

ALPHA-CYANO-4-HYDROXYCINNAMIC ACID, USE	10x10mg
Fmoc-Pra-OH	5G
Fmoc-N-Me-Ala-OH	100G

Description	Unit
Fmoc-Nva-OH	100G
Fmoc-Met-Wang Resin	5 G
Fmoc-Asn(Trt)-OH	100 G
Fmoc-Cys(Trt)-OH	100G
5ML HI RECOVERY SCRW CP VLS 30	30 pk

GRUBBS CATALYST, 1ST GENERATION, 97%	5g
N-METHYLPYPROLIDONE OMNI 4L	4x4L /case
DIMETHYL SULFOXIDE-D6 10X1G	10 vials
METHANOL-D4(D,99.8%)-10X0.75ML	10 vials
Fmoc-Glu(OtBu)-OH	100g
Phenex™-NY 25mm Syringe Filters 0.45u, Non-Sterile, Luer/Slip, 100/Pk
leur seal plug
10 mL Mixing Tubes
DL-DITHIOTHREITOL BIOTECH GRADE 25G	25 g bottle

Upright Drawer Freezer Racks Pre-Loaded With 2" White Freezer Boxes	each

Thermo Scientific™ Sliding Drawer Racks for Tubes (4 inner door freezers)	each

Fmoc-(R)-2-(4-pentenyl)alanine	1g
Fmoc-Lys(Boc)-OH	100g
Fmoc-Glu-Oall	1g
Fmoc-3,4-dehydro-Pro-OH	1g
Fmoc-D-Asn-OH	5g
Fmoc-Nva-OH	100g
Fisherbrand™ Nonsterile Plastic Culture Tubes, 17 x 100mm	cases

Fmoc-Tyr(tBu)-OH	100g
Fmoc-D-Asn(Trt)-OH	5g
EXAMGLV NITR 9.5 SZ S 100EA/PK	case
BOX DISP GLASS FLOOR MDL 6/PK	case
METHYLENE CL CERT ACS/HPLC 4L	case
ETHYL ETHER ANH R ACS 4L	case
10X75 BOROSIL DCT 1000/CS	case
ANTI STATIC GUN	each
NMR TUBE CLEANER	each

Description	Unit
TEST TB NONSTR PRO 17X100 M/CS	case
ACETONTRLE HPLC GLAS BOTTLE 4L	case
DIMETHYLFORMAMIDE OMNI F/MBO4L	case
Fmoc-N-Me-Phe-OH	5g
Fmoc-Glu(OtBu)-OH	100g
X-GEN MAX Nitrile Gloves, XL	case
Septum, pre-slit PTFE/silicone, 16 mm, 100/pk	each
Cap, screw, for 6 mL vials, 100/pk	each
DJ-19 Hydrocarbon Vacuum pump oil	case

Upright Drawer Freezer Racks Pre-Loaded With 2" White Freezer Boxes	each

Inlet Filter Tube, 200 mL (6ft)	each
Inlet Filter tube SD1(500/800ML 10FT 7105-613)	each
Inlet Filter tube SD1(500/800ML 6FT 7105-684)	each

Boc-Glu(OtBu)-OH	5g
TUBE NMR 500MHZ 5MM 8IN 5PK	pack
ETHY ETHER ANHYDROUS ACS 500ML	case
50MLTBE PP\FLATTP\GRD\S 500CS	case
Fmoc-Pra-OH	5g
Fmoc-Lys(Aloc)-OH	25g
Fmoc-Bip(4,4')-OH	5g
Fmoc-N-Me-Nva-OH	5g
Fmoc-Aad(Otbu)-OH	5g
DIMETHYLFORMAMIDE OMNI F/MBO4L	case
ACETONTRLE HPLC GLAS BOTTLE 4L	case
ACETONE-D6, 99.9 ATOM % D	case
POLYPROPYLENE NMR TUBE CAPS NMR TUBE SI&	case
Fmoc-Phe-OH	100g

Alkyne-PEG4-maleimide	25mg
PIPERIDINE, REAGENTPLUS, 99%	2.5L
Bio-Spin® Chromatography Columns	pk
Fmoc-Glu(OtBu)-OH	100g
Fmoc-Tle-OH	100g
SYRINGE 5ML LUER SLIP BAG/100	pk
DIMETHYLFORMAMIDE OMNI F/MBO4L	cs
ACETONTRLE HPLC GLAS BOTTLE 4L	cs

Description	Unit
N,N'-DIISOPROPYLCARBODII 100ML	100mL
TUBE SAFE-LOCK 2ML NAT 500/CS	cs

Piperidine	1L

Fmoc-Phe-OH	100g

N2 tanks	each

Fmoc-CHG-OH	25g

Trifluoro Acetic Acid	case
50MLTBE PP\FLATTP\GRD\S 500CS	case
TUBE DOLPHIN 2ML BULK 1000/CS	case
EXAMGLV NITR 9.5 SZ M 100EA/PK	case
N-GEN Nitrile Gloves, Medium	case
4-nitrophenylchloroformate	5g
Boc-Arg(Pbf)-OH	5g

Diisopropylcarbodiimide	100g
GLOVE PF NITRL STERL S 400/CS	case
LATEX BULB 1ML 72/PK	pack
PIPET DISP 5-3/4IN 250PK	case
PIPET DISPOS 9IN 250PK	case
CAP SOLID TOP PTFE 15-425 C/CS	pack
Fmoc-Tle-OH	100g
Fmoc-Aib-OH	100g
Fmoc-L-azetidine-2-carboxylic acid	5g
Fmoc-Cys(trt)-OH	100g
Rink Amide AM resin LL	25g
Fmoc-MeTyr(tBu)-OH	5g
Fmoc-MeHis(Trt)-OH	1g
Fmoc-L-Hnv(Trt)-OH	1g
DIMETHYLFORMAMIDE OMNI F/MBO4L	case
Nitrogen	tank

10ml syringe and filter frit	case
Sieber Amide Resin	1gram
TEST TB NONSTR PRO 17X100 M/CS	case
Fmoc-b-cyclopropyl-L-Ala-OH	5g

Description	Unit
N,N-DIISOPROPYLETHYLAMINE, BIOTECH GRAD&	2L
X-GEN Nitrile Gloves, XS	case
ACETONTRLE HPLC GLAS BOTTLE 4L	case

Diisopropylcarbodiimide	100g
Fmoc-His(Trt)-OH	100g

N-(2,6-Dimethylphenyl)chloroacetamide	10g
Trityl chloride	25g
Ethylamine solution	100ML
Methanesulfonyl chloride	100ML
Phenylsilane	50g
Fmoc-Phe-OH	100g
Fmoc-Gly-OH	100g
Fmoc-Tyr(tBu)-OH	100g
Fmoc-Phe(4-COOtBu)-OH	1g
Fmoc-L-azetidine-2-carboxylic acid	5g
Fmoc-Nva-OH	100g
Fmoc-Tyr(Me)-OH	25g
Fmoc-Lys(N3)-OH	1g
Fmoc-L-3-Aminomethylphe(Boc)	5g
Fmoc-BishomoGly(Propargyl)-OH	1g
50MLTBE PP\FLATTP\GRD\S 500CS	case

Nitrogen, Ultra High Purity 5.0 Grade Size 300	tank

Methylene Chloride	case

Z-Phe-OH	25g
H-Ala-OMe·HCl	5g
Fmoc-Dpg-OH	1g

(S)-N-Fmoc-2-(4′-pentenyl)glycine	1G
3-Butenoic acid	25g
4-Pentenoic acid	5G
5-Hexenoic acid	5G
3-Butynoic acid	1g
Fmoc-Dab(N3)-OH	1g
Fmoc-L-α-aminoadipic acid δ-tert-butyl ester	1g
oct-7-ynoic acid	1g

Description	Unit
Luer-Lok Caps	case
Fmoc-6-Ahx-OH	5g
Fmoc-Cys(tButhio)-OH	5g
Norm-Ject® Luer Slip Bulk Syringe, Air-Tite, 3 mL	pk 100	For making 3 mL columns w/Frit
Norm-Ject® Luer Slip Bulk Syringe, Air-Tite, 5 mL	pk 100	For making 5 mL columns w/Frit
Norm-Ject® Luer Slip Bulk Syringe, Air-Tite, 10 mL	pk 100	For making 10 mL columns w/Frit
Norm-Ject® Luer Slip Bulk Syringe, Air-Tite, 20 mL	pk 100	For making 20 mL columns w/Frit
Norm-Ject® Sterile Luer Slip Bulk Syringe, Air-Tite, 30 mL	pk 50	For making 30 mL columns w/Frit
Norm-Ject® Sterile Luer Slip Bulk Syringe, Air-Tite, 50 mL	pk 30	For making 50 mL columns w/Frit
DIMETHYLFORMAMIDE OMNI F/MBO4L	case
Fmoc-Pen(Trt)-OH	5g
Fmoc-HomoGly(Propargyl)-OH	1g
Fmoc-β-azidoalanine	1g
Fmoc-L-Aha-OH	5g
BOTTLE NM HDPE 4OZ 12/PK	pk
Fmoc-Ala-OH	100g
Fmoc-Cys(trt)-OH	100g
HO-PEG10-OH	5g

Triphenylphosphine oxide	25g
BOTTLE NM HDPE 4OZ 12/PK	case
Clear-OX	5g

M-IODOBENZYL ALCOHOL 99 5GR	5g

ACETONTRLE HPLC GLAS BOTTLE 4L	case

pH strips, 6.5-10	6/pk
pH strips, 0-14	6/pk

Fmoc-Tyr(tBu)-OH	100g

1,4-Dioxane	1L

Fmoc-β-azidoalanine	1g

Description	Unit
ACETONTRLE HPLC GLAS BOTTLE 4L	case
DIMETHYLFORMAMIDE OMNI F/MBO4L	case

Acetic Anhydride	1L

Triisopropylsilane, 98%	100g

0.1% FA IN WATER OPTIMA LC/MS	4x4L /case
0.1% FA IN ACETONITRILE OPTIMA	1x4L
20 mL syringes (leur lock)	100 pack
TEST TB NONSTR PRO 17X100 M/CS	case
Corning™ CentriStar™ Centrifuge Tubes 50 mL	case

TEST TB NONSTR PRO 17X100 M/CS	case
Methylene Chloride	case
SYRNG 5ML NORM-JECT LL 100/PK	100/box

Fmoc-Norleucine	25 g
Fmoc-Norleucine	5 g
Fmoc-Cys(Trt)-OH	100 g
Fmoc-Alanine-OH	100g
Fmoc-Thr(tBu)-Oh	100g
Fmoc-Lys(Boc)-OH	100g

Dimethyl sulfoxide, BioReagent	50mL

ACETONTRLE HPLC GLAS BOTTLE 4L	case
DIMETHYLFORMAMIDE OMNI F/MBO4L	case

Fmoc-Cys(Trt)-OH	100g

Fmoc-Pen(Trt)-OH	5g

Nitrogen, Ultra High Purity 5.0 Grade Size 300	tank

Fmoc-Lys(Boc)-OH	100g
Fmoc-Norleucine	5 g
Fmoc-Gly-OH	100g
Fmoc-Ile-OH	100g

Description	Unit
Rink Amide AM resin LL (100-200 mesh)	25g

Ethyl Ether, Anhydrous	6x500mL
Isopropanol, 99.9% (HPLC Grade), Fisher BioReagents	case

ACETONTRLE HPLC GLAS BOTTLE 4L	case
DIMETHYLFORMAMIDE OMNI F/MBO4L	case

FB EASY SQUZE BTL UNIVRSL 6/CS	6/cs
11MM SNAPCAP 100PK	100/pack

N-GEN Nitrile Gloves, Medium	case

AMMONIUM BICARBONATE BIOULTRA	500g

Corning™ CentriStar™ Centrifuge Tubes 50 mL	case

Triphenylphosphine	1g

Bio-Spin® Chromatography Columns	pk

Diisopropylcarbodiimide	100g

Fmoc-Ile-OH	100g
Fmoc-Thr(tBu)-Oh	100g
Rink Amide AM resin LL (100-200 mesh)	25g

0.1% FA IN WATER OPTIMA LC/MS	4x4L /case
PIPET DISP 5-3/4IN 250PK	case
Hexanes	Case
TEST TB NONSTR PRO 17X100 M/CS	case

15ml Clear Plastic Centrifuge Tubes in Paper Racks	500/case
STRIPS PH INDC PH0-14 UNIVERSAL EA=600	6x100
ACETONTRLE HPLC GLAS BOTTLE 4L	case
DIMETHYLFORMAMIDE OMNI F/MBO4L	case

Grubbs catalyst, 2nd gen	500mg

Description	Unit
Oxyma	1kg

Dimethyl sulfoxide, BioReagent	50mL

11MM SNAPCAP 100PK	100/pack
Systems LLC 5ML HI RECOVERY SCRW CP VLS 30	30/box
0.1% FA IN ACETONITRILE OPTIMA	1x4L

PTFE nano|Filter Vial 0.2μM (down to 10uL)	case of 500

DJ-19 Hydrocarbon Vacuum pump oil	case

EXHIBIT 9-1

BUILDING RULES AND REGULATIONS

A.            General

1.                                      Tenant and its employees shall not in any way obstruct the sidewalks, halls, stairways, or exterior vestibules of the Building, and shall use the same only as a means of passage to and from their respective offices. At no time shall Tenants permit its employees, contractors, or other representatives to loiter in Common Areas or elsewhere in and about the Property.

2.                                      Corridor doors, when not in use, shall be kept closed.

3.                                      Areas used in common by tenants shall be subject to such regulations as are posted therein.

4.                                      No animals, except Seeing Eye dogs, shall be brought into or kept in, on or about the Premises or Common Areas.

5.                                      Alcoholic beverages (without Landlord’s prior written consent), illegal drugs or other illegal controlled substances are not permitted in the Common Areas, nor will any person under the influence of the same be permitted in the Common Areas.  Landlord reserves the right to exclude or expel from the Building any persons who, in the judgment of the Landlord, is under the influence of alcohol or drugs, or shall do any act in violation of the rules and regulations of the Building.

6.                                      No firearms or other weapons are permitted in the Common Areas.

7.                                      No fighting or “horseplay” will be tolerated at any time in the Common Areas.

8.                                      Tenant shall not cause any unnecessary janitorial labor or services in the Common Areas by reason of Tenant’s carelessness or indifference in the preservation of good order and cleanliness.

9.                                      Smoking and discarding of smoking materials by Tenant and/or any Tenant Party is permitted only in exterior locations designated by Landlord.  Tenant will instruct and notify its employees and visitors of such policy.

10.                               Bicycles and other vehicles are not permitted inside or on the walkways outside the Building, except in those areas specifically designated by Landlord for such purposes

11.                               Tenant shall not operate or permit to be operated on the Premises any coin or token operated vending machine or similar device (including, without limitation, telephones, lockers, toilets, scales, amusement devices and machines for sale of beverages food, candy, cigarettes or other goods), except for those vending machines or similar devices which are for the sole and exclusive use of tenant’s employees.

12.                               Canvassing, soliciting, and peddling in or about the Building is prohibited. Tenant, its employees, agents and contractors shall cooperate with said policy, and Tenant shall cooperate and use best efforts to prevent the same by Tenant’s invitees.

13.                               Fire protection and prevention practices implemented by the Landlord from time to time in the Common Areas, including participation in fire drills, must be observed by Tenant at all times.

14.                               Except as provided for in the Lease, no signs, advertisements or notices shall be painted or affixed on or to any windows, doors or other parts of the Building that are visible from the exterior of the Building unless approved in writing by the Landlord.

15.                               The restroom fixtures shall be used only for the purpose for which they were constructed and no rubbish, ashes, or other substances of any kind shall be thrown into them. Tenant will bear the expense of any damage resulting from misuse.

16.                               Tenant will not interfere with or obstruct any perimeter heating, air conditioning or ventilating units.

17.                               Tenant shall utilize the pest control service designated by Landlord to control pests in the Premises. Except as included in Landlord’s Services, tenants shall bear the cost and expense of such pest control services.

18.                               Tenant shall not install, operate or maintain in the Premises or in any other area of the Building, any electrical equipment which does not bear the U/L (Underwriters Laboratories) seal of approval, or which would overload the electrical system or any part thereof beyond its capacity for proper, efficient and safe operation as determined by Landlord, taking into consideration the overall electrical system and the present and future requirements of the Building.

19.                               Tenants shall not use more than its proportionate share of telephone lines available to service the Building.

20.                               Tenants shall not perform improvements or alterations within the Building or their Premises, if the work has the potential of disturbing the fireproofing which has been applied on the surfaces of structural steel members, without the prior written consent of Landlord, if applicable.

21.                               Tenant shall manage its waste removal and janitorial program, at its sole cost and expense, keeping any recyclables, garbage, trash, rubbish and refuse in vermin- proof containers for Tenants sole use within the Landlord designated area until removed with all work to be performed during non-business hours.

22.                               Lab operators who travel outside lab space must abide by the one glove rule and remove lab coats where predetermined.

23.                               Chemical lists and MSDS sheets must be readily available at the entrance to each lab area. In the event of an emergency, first responders will require this information in order to properly evaluate the situation.

24.                               Tenant shall provide Landlord, in writing, the names and contact information of two (2) representatives authorized by Tenant to request Landlord services, either billable or non-billable and to act as a liaison for matters related to the Premises.

25.                               Parking of any trailers, trucks, motor homes, or unregistered vehicles in the parking lots is prohibited.

B.                                    Access & Security

1.                                      Landlord reserves the right to close and keep locked all entrance and exit doors of the Building during the hours Landlord may deem advisable for the adequate protection of the Property. Use of the Building and the leased premises before 8 AM or after 6 PM, or any time during Saturdays, Sundays or legal holidays shall be allowed only to persons with a key/card key to the Building or guests accompanied by such persons.  Any persons found in the Building after hours without such keys/card keys are subject to the surveillance of building staff.

2.                                      Tenant shall not place any additional lock or locks on any exterior door in the Premises or Building or on any door in the Building core within the Premises, including doors providing access to the telephone and electric closets and the slop sink, without Landlord’s prior written consent.  A reasonable number of keys to the locks on the doors in the Premises shall be furnished by Landlord to Tenant at the cost of Tenant, and Tenant shall not have any duplicate keys made.  All keys shall be returned to landlord at the expiration or earlier termination of this Lease.

3.                                      Landlord may from time to time adopt appropriate systems and procedures for the security or safety of the Building, its occupants, entry and use, or its contents, provided that Tenant shall have access to the Building 24 hours per day, 7 days a week. Tenant, Tenant’s agents, employees, contractors, guests and invitees shall comply with Landlord’s reasonable requirements relative thereto.

4.                                      Tenant acknowledges that Property security problems may occur which may require the employment of extreme security measures in the day-to-day operation of the Common Areas. Accordingly, Tenant agrees to cooperate and cause its employees, contractors, and other representatives to cooperate fully with Landlord in the implementation of any reasonable security procedures concerning the Common Areas.

5.                                      Tenant and its employees, agents, contractors, invitees and licensees are limited to the Premises and the Common Areas. Tenants and its employees, agents, contractors, invitees and licensees may not enter other areas of the Project (other than the Common Areas) except when accompanied by an escort from the Landlord.

C.                                    Shipping/Receiving

1.                                      Dock areas for the Building shall not be used for storage or staging by Tenant.

2.                                      In no case shall any truck or trailer be permitted to remain in a loading dock area for more than 60 minutes, except with prior written notice to Landlord, which notice may be given via email, provided that, in any event Landlord shall have the right, in good faith, to require Tenant to adjust its schedule for the use of the dock areas based upon the needs of the other tenants of the Building and Building operations.

3.                                      There shall not be used in any Common Area, either by Tenant or by delivery personnel or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sole guards.

4.                                      Lab operators carrying any lab related materials may only travel within the Premises and to and from the loading dock.

5.                                      Any dry ice brought into the building must be delivered through the loading dock.

6.                                      All nitrogen tanks must travel through the loading dock and should never be left unattended outside of the Premises.

EXHIBIT 9-2

CONSTRUCTION RULES AND REGULATIONS

LINCOLN PROPERTY COMPANY

TENANT CONSTRUCTION

BUILDING RULES AND REGULATIONS

THE RULES MUST BE POSTED AT THE JOB SITE AT ALL TIMES!

1.              Parking.  Parking areas designated by the Management Office only and subject to change at any time.  Failure to adhere to this regulation will result in the towing of the vehicle in violation at the owner’s expense.

2.              Access.  The entrances, lobbies, passages, corridors, public elevators, stairways, and other common areas will not be encumbered or obstructed by any of the contractor’s agents during construction of the tenant’s lease premises. Construction personnel will not be allowed to access the site through the main lobby. Construction access shall be through a designated area on the first floor.  Material deliveries must be scheduled through the Management Office and coordinated with the Lincoln Property Company representative.  Contractors are not to use any Tenant phones and Restrooms under any circumstances.  Any construction personnel found using phones or restrooms located in the tenant’s suite will be asked to leave the premises immediately and not allowed to return.

3.              Construction Management Plan. Contractor shall submit a Construction Management Plan (CMP) for approval prior to the start of any construction activities. The CMP shall designate construction delivery and traffic flow, staging areas, temporary facility locations, construction fence locations and any other pertinent information related to the Contractor’s use of the site. All construction staging, storage, and temporary contractor facilities will be located in specific areas assigned by the Lincoln Property Company representative. Contractors will be responsible for the maintenance, housekeeping, and demolition of all temporary facilities.

4.              Each contractor is responsible for the subcontractor, who will be responsible for the actions of their personnel and the clean-up of all work of construction traffic.  There will be no alcoholic beverages, glass containers, or any “controlled substance” on the premises.  Before work begins, all work must be scheduled through the Management Office along with a list of contractors performing work.  Any after hours work must be scheduled through the Management Office 24 Hours before the activity will occur.  Weekend activity will be scheduled by Friday at 9 a.m.  Contractors will not be allowed to work in the building after hours or on weekends unless the above procedures are followed.

All after hours work must be coordinated through the Management Office and must also be supervised by the general contractor.

Prior to commencement and upon completion of each job, a walk-through of public areas will be made, i.e., restrooms, etc., and any subsequent damages will be the responsibility of the contractors.  Contractor shall be responsible for cleaning the assigned restrooms each day at his own expense.

5.              Noise and Vapor Restrictions.  Any work that must be done that would cause an inconvenience to other tenants in the building, or that must be done in an occupied space must be done after hours or on the weekend.  Any structural modifications or floor penetrations created with the use of core drilling machines, pneumatic hammers, etc., shall be performed before 7:30 a.m. or after 7:00 p.m. Likewise, any construction techniques causing excessive noise or vapors will be conducted during these hours.

When construction is on an occupied multi-tenant floor, noise (i.e., radios, loud talking, equipment, etc.) will be kept to a minimum.  On these floors, public restrooms are not to be used by contractors.  Either a Lincoln Property Company superintendent or the Property Manager will have the authority to determine if any operation is causing excessive noise or vapor.

6.              Lincoln Property Company has the right to inspect work at any time and may reject work that does not conform with city codes, does not conform to tenant’s plans, or work that may affect the exterior appearance, structural components or service system of the building.

7.              Mechanical and electrical shop drawings must be reviewed and approved by Landlord’s approved engineer.  Prior to starting the job, the general, mechanical, and electrical contractors will check in and go over the job with the Facilities Manager and Facilities Supervisor.

All panels and transformers are to match the building standard systems and all materials and methods used to connect panels and transformers must be approved by Landlord.

Unscheduled outages of any utility are prohibited.

8.              Dust and air contamination are to be controlled with temporary partitions which are sealed adequately to prevent dust from entering leased areas or mechanical equipment.  Floor sweep or a comparable material will be used when sweeping concrete or tile floors.

9.              Clean-up of Common and Lease Areas.  Premises must be kept in a clean, orderly fashion at all times and free of safety and fire hazards.  A general clean-up of the space under construction is to be done on a daily basis.  Final clean-up will be the responsibility of the contractor, which is to include all vacuuming and dusting required. Failure to adequately keep job area clean and accessible will result in Lincoln Property Company using its own forces to achieve this and the total cost will be deducted from the contract.

10.       Trash Removal.  Contractor will be responsible for removing all construction debris and trash from the construction floor as well as the building and under NO circumstances shall it be allowed to accumulate.  Trash removal must be coordinated through the Lincoln Property Company Management Office and no vehicles nor dumpsters will be allowed to remain stationary on the site.  Under no circumstances is the Landlord’s dumpster to be used.

11.       If any sprinkler modification work is required, the system will be back in operation at the end of the work day.  Under no circumstances shall the sprinkler system be left inoperative overnight.  The Chief Engineer will be notified each morning of the location and type of sprinkler work to be performed.  The engineer hourly rate of $50.00 will be charged for routine work and/or extended regular hour work.

12.       It shall be the responsibility of the general contractor to complete all punch list items before the tenant move-in date or the stipulated completion date.

13.       Any removal, replacement, or repair work to any base building system to accommodate work directed by the tenant or unforeseen interference (i.e., sprinkler head conflicts) which is not a part of the Work, will be performed by the tenant’s contractor at tenant’s sole expense.

14.       Insurance.  Contractors will be required to carry standard requirements incorporating both the owner and LPC Commercial Services, Inc. as additionally insured parties.

15.       At no time is any welding or cutting with a torch to be used in the building without prior approval and coordination from the Management Office.

16.       A copy of these regulations shall be posted on the job site for all parties to observe.  Contractor is responsible for instructing all of his personnel, subcontractors and supplies to comply with these regulations.

17.       ALL PASSENGER ELEVATORS AND PUBLIC AREAS SHALL BE RESTRICTED AND OFF LIMITS TO ALL CONSTRUCTION PERSONNEL. All construction personnel for this project shall only use the freight elevator and will coordinate with Lincoln Property Company for schedules.

All deliveries of materials and equipment must be scheduled at least twenty-four (24) hours prior to their delivery through the Lincoln Property Company Management Office.  The contractor will be provided access to the freight elevator to be used in the “independent mode” for after-hours deliveries.  The Contractor shall provide an operator during work hours to ensure correct and safe usage.  Contractor shall keep the elevator cab and door tracks clean and free of all debris. Contractor shall be responsible for repair costs incurred due to misuse or damage caused by his forces.  All major deliveries must be made between the hours of 7:00 p.m. to 7:00 a.m. Monday through Friday and all day long on Saturday and Sunday.  Contractor will be charged for having an engineer on duty to assist with deliveries when the loading dock is closed.  Additional charges incurred due to non-standard elevator use (i.e. moving freight on top of elevator cab) shall be paid by the General Contractor.

Your signature below signifies that you have read the rules above and agree to abide by all of them.

Signature	Date	Firm Name

Effective Date:  August 20, 2015

EXHIBIT 10

INTENTIONALLY OMITTED

EXHIBIT 11

TENANT’S RIGHT OF FIRST OFFER

1.                                      Definition of ROFO Premises:  The “ROFO Premises” consist of the entirety of the second floor of the Building, as shown on Exhibit 11-1, when such premises become available for lease to Tenant, as hereinafter defined.  Reference is made to the fact that the ROFO Premises are presently leased to another tenant of the Building, Dicerna Pharmaceuticals, Inc. (“Existing Tenant”) for a term expiring as of         , 2020, that the Existing Tenant has the right to extend the term of its lease for an additional five (5) year term.  Landlord shall give Tenant notice of any exercise of such extension right by the Existing Tenant or any other change in the term of the Existing Tenant’s lease promptly after Landlord becomes aware of the same.

2.                                      Available for Lease to Tenant:  The ROFO Premises shall be deemed to be “available for lease to Tenant” when Landlord, in Landlord’s bona fide business judgment, determines that Landlord’s lease (as the same may be renewed or extended) with the Existing Tenant of the ROFO Premises will terminate and such tenant and anyone claiming through such tenant will vacate the ROFO Premises.

3.                                      Conditions to Right of First Offer:  Tenant shall be deemed to have failed to satisfy the “Conditions to Right of First Offer” if any of the following occur:

(a)                                 Tenant is in default under the Lease beyond any applicable cure periods at the time that Landlord would otherwise deliver an Offer, as hereinafter defined, to Tenant to lease the ROFO Premises; or

(b)                                 more than seventy-five (75%) percent, in the aggregate, of the rentable floor area of the Premises will be sublet (other than to an Affiliated Entity or (other than to an Affiliated Entity and/or a Successor, as defined in Section 13.7 of the Lease) at the projected commencement date of the term of the Lease with respect to the ROFO Premises; or

(c)                                  the Lease has been assigned (other than to an Affiliated or a Successor) prior to the date Landlord would otherwise deliver the Offer (as defined herein).

4.                                      Procedures Relating to the Offer of ROFO Premises.  Provided that Tenant satisfies all of the ROFO Conditions at the time that Landlord would otherwise be required to provide an Offer, as hereinafter defined, to lease the ROFO Premises to Tenant, and subject to the provisions of this Exhibit 11,Tenant shall have a one-time right of first offer (“Right of First Offer”) to lease the entirety of the ROFO Premises when it becomes available during the term of the Lease, as it may be extended.  Prior to offering to lease the ROFO Premises to any third party, Landlord shall give Tenant a written offer (“Offer”) to lease the ROFO Premises to Tenant.  An Offer shall set forth: (i) the ROFO Premises in question, (ii) Landlord’s determination of the fair market rental value for the ROFO Premises, (iii) the estimated Term Commencement Date with respect to the ROFO Premises, (iv) any other economic terms which Landlord is willing to offer to Tenant consistent with such fair market rental value (the parties agreeing that Landlord shall have no obligation to offer any economic concessions to Tenant with respect to the ROFO Premises, and that such fair market rental value shall take into account the extent that Landlord offers any such economic concessions), and (v) the increase in the amount of the Security Deposit/Letter of Credit which Landlord will require from Tenant to secure Tenant’s obligations under the Lease, as affected by Tenant’s demise of the RFO Premises.

5.                                      Acceptance of Offer.

(a)                                 Tenant’s Response.  Tenant shall, within ten (10) Business Days of its receipt of such Offer, give written notice (“Tenant’s Response”) either: (a) accepting such Offer, (b) offering modified terms under which Tenant would lease the ROFO Premises (“Tenant’s Offer”), or (c) rejecting such Offer. Tenant’s failure timely to give a Tenant’s Response shall conclusively be deemed to be a rejection of Landlord’s Offer.  If Tenant timely accepts an Offer, then Tenant shall, without the need for further act or deed of either party, lease the ROFO Premises on the terms set forth in such Offer and the provisions of this Exhibit 11.

(b)                                 Landlord’s Response to Tenant’s Response.  If Tenant gives Landlord a Tenant’s Offer, Landlord shall, within ten (10) Business Days after Landlord’s receipt of Tenant’s Offer, give Tenant a written notice (“Landlord’s Response”) either (x) accepting Tenant’s Offer, (y) rejecting Tenant’s Offer (in which case Tenant shall have ten (10) Business Days after either Landlord gives Landlord’s Response or Landlord is deemed to have given Landlord’s Response, to give written notice (“Second Chance Acceptance Notice”) to Landlord accepting Landlord’s initial Offer), or (z) give Tenant written notice (“Desire to Negotiate Notice”) that Landlord wishes to negotiate mutually agreeable terms for lease of the ROFO Premises by Tenant.  Landlord’s failure timely to give Tenant a Landlord’s Response shall conclusively be deemed to be a rejection of Tenant’s Offer.

(c)                                  Tenant shall no further right to lease the ROFO Premises if: (i) either Tenant does not timely accept the Offer (i.e. in Tenant’s Response) and does not timely give a Tenant’s Offer, or (ii) if Tenant gives Landlord a timely Tenant’s Response containing a Tenant’s Offer which is not accepted by Landlord and Tenant does not timely give a Second Chance Acceptance Notice accepting Landlord’s initial Offer, or (iii) Tenant timely gives a Tenant’s Offer and Landlord timely gives a Desire to Negotiate Notice, but the parties do not, on or before the day ten (10) Business Days after Landlord gives Tenant a Desire to Negotiate Notice, enter into a mutually acceptable agreement to lease the ROFO Premises to Tenant.

(d)                                 Terms for ROFO Premises.  The terms of Tenant’s demise of the ROFO Premises shall be as agreed to by the parties in accordance with this Section 5, and upon all of the same terms and conditions of the Lease to the extent not inconsistent with such agreement.  The Term of the Lease with respect to the ROFO Premises shall coterminous with the term of the Lease of the Premises initially demised to Tenant, as the same may be extended.

(e)                                  Terms Applicable if Estimated Term Commencement Date with respect to ROFO Premises occurs during Last Three Years of Term.  If the estimated Term Commencement Date with respect to the ROFO Premises would occur during the last three (3) years of the Term of the Lease, then, Tenant shall have no right to lease the ROFO Premises unless Tenant then has the right (which has not yet been waived or lapsed unexercised), pursuant to Section 1.2 of the

Lease, to extend the term of the Lease with the Premises initially demised to Tenant for the Extension Term.  In such event, it shall be a condition to Tenant’s right to lease the ROFO Premises that Tenant, at the time that Tenant gives Tenant’s Response accepting Landlord’s Offer to Lease the ROFO Premises, unconditionally and properly exercise its right to extend the term of the Lease for an additional five (5) year period pursuant to Section 1.2.  If Tenant no longer has the right, pursuant to Section 1.2, to extend the Term of the Lease for an additional five (5) year term, then Tenant shall have no further right to lease the ROFO Premises pursuant to this Exhibit 11.

8.                                      Offering Amendment.  If Tenant exercises its Right of First Offer, the parties shall execute a confirmatory amendment (the “Offering Amendment”) reflecting the addition of the ROFO Premises in question to the Premises on the terms set forth above.  However, an otherwise valid exercise of the Right of First Offer shall be fully effective whether or not the Offering Amendment is executed.

EXHIBIT 11-1

ROFO PREMISES

(See attached)

1

87 CambridgePark Drive

Cambridge, Massachusetts

(the “Building”)

FIRST AMENDMENT (“First Amendment”)

Execution Date: March 29, 2016

LANDLORD:	King 87 CPO LLC. a Delaware limited liability company

TENANT:	Ra Pharmaceuticals, Inc., a Delaware corporation

EXISTING PREMISES:

A portion of the first (1st) floor of the Building, consisting of approximately 26,623 rentable square feet of space as shown hatched on Exhibit 2 attached to the Lease, and the underground pH vault, as shown on Exhibit A. First Amendment, a copy of which is attached hereto

DATE OF LEASE:	September 15, 2015

TERM COMMENCEMENT DATE WITH RESPECT TO FIRST AMENDMENT PREMISES	March 29, 2016

EXPIRATION DATE:	April 30, 2023

PREVIOUS LEASE AMENDMENTS:	None

FIRST AMENDMENT PREMISES	The Mechanical Room and the Main Electric Room, containing, in the aggregate, 134 rentable square feet. As shown on Exhibit A, First Amendment, a copy of which is attached hereto

WHEREAS, Tenant desires to lease additional premises from Landlord to with the First Amendment Premises (as defined above) upon the terms and conditions hereinafter set forth:

WHEREAS, Landlord is willing to lease the First Amendment Premises to Tenant upon the terms and conditions hereinafter set forth;

NOW THEREFORE, the above-described lease (the “Existing Lease”) is hereby amended as follows (the Existing Lease, as amended hereby, shall hereafter be referred to as the ‘‘Lease”). Any capitalized terms used herein shall have the same definition as set forth in the Lease, except to the extent otherwise set forth i n this First Amendment.

1.                                      CONFIRMATION OF RENT COMMENCEMENT DATE WITH RESPECT TO THE EXISTING PREMISES AND EXPIRATION DATE OF THE LEASE

A.                                    The parties hereby acknowledge and confirm that the Rent Commencement Date with respect to the Existing Premises is April 16, 2016.

B.                                    The parties hereby acknowledge and confirm that the Expiration Date of the Lease is April 30, 2023.

2.                                      DEMISE OF THE FIRST AMEN DM ENT PREMISES

Landlord hereby demises and leases lo Tenant, and Tenant hereby leases from Landlord, the First Amendment Premises for a term commencing on the First Amendment Premises Term Commencement Date (as hereinafter defined), and expiring on the Expiration Date. The First Amendment Premises and the Existing Premises shall collectively be referred to as the “Premises.” Said demise of the First Amendment Premises shall be upon all of the terms and conditions of the Lease applicable to the existing Premises, except as follows:

A.                                    Term Commencement Date. The “Term Commencement Date” with respect to the First Amendment Premises shall be the Execution Date of this First Amendment.

B.                                    Rent Commencement Date. The “Rent Commencement Date” with respect to the First Amendment Premises shall be April 16, 2016.

C.                                    Base Rent. Base Rent with respect to the First Amendment Premises shall be as follows:

Time Period	Annual Base Rent		Monthly Payment
4/16/16-4/15/17:	$5.020.98		$418.42
4/16/17-4/15/18:	$6.713.40		$559.45
4/16/18-4/15/19:	$6.899.66		$574.97
4/16/19-4/15/20:	$7,091.28		$590.94
4/16/20-4/ 15/2l:	$7,289.60		$607.47
4/16/21-4/15/22:	$7,493.28		$624.44
4/16/22-4/30/23:	$7,702.32	*	$641.86

*annualized

D.                                    Tenant’s Share. Tenant’ s Share with respect to the First Amendment Premises shall be 0.21%, so that Tenant’s Share with respect to the entirety or the Premises demised to Tenant shall be 41 .94%.

E.                                     Operating Costs and Taxes. Commencing on the Rent Commencement Date with respect to the First Amendment Premises, Tenant shall pay, as additional rent, Tenant’s Share of Operating Costs and Tenant ‘s Share of Taxes with respect to the First Amendment Premises on a monthly estimated basis in accordance with Sections 5.2 and 5.3 of the Lease.

F.                                      Parking. Tenant shall have no additional Park i ng Spaces with respect to the First Amendment Premises.

3.                                      CONDITION OF FIRST AMENDMENT PREMISES

Notwithstanding anything to the contrary herein contained. Tenant shall take the First Amendment Premises “as-is”, in the condition in which the First Amendment Premises are in as of the First Amendment Premises Term Commencement Date, without any obligation on the part of Landlord lo prepare or construct the First Amendment Premises for Tenant’s occupancy, and without any representation or warranty by Landlord Lo Tenant as to the condition of the First Amendment Premises.

4.                                      PERMITTED USES OF FIRST AMENDMENT PREMISES

Subject to Legal Requirements, the portion of the Premises entitled “Mechanical Room” may be used for the installation, operation and maintenance of Tenant’s RODI system and the nitrogen generator, and the portion of the Premises entitled “Main Electric Room’” may be used for the installation, operation and maintenance of Tenant’s UPS system, and for no other purposes whatsoever.

5.                                      ELECTRICITY WITH RESPECT TO THE FIRST AMENDMENT PREMISES

The consumption of electricity in the First Amendment Premises shall be tied into, and measured by, the submeter currently installed in the Existing Premises. The Premises Electricity (as defined in Section 9.1 of the Lease) and shall be paid for by Tenant in accordance with Section 9. 1 of the Lease.

6.                                      BROKER

Tenant and Landlord each warrants and represents that it has dealt with no broker in connection with the consummation of this First Amendment. Tenant and Landlord each agrees to defend. indemnify and save the other harmless from and against any Claims arising i n breach of the representation and warranty set forth i n the immediately preceding sentence.

7.                                      INAPPLICABLE LEASE PROVISIONS

Landlord’s Contribution , as set forth in the Lease Summary Sheet, Article 3 of the Lease (Condition of Premises; Construction). and Exhibit 4 to the Lease (Work Letter) shall have no applicability with respect to this First Amendment.

8.                                      CONFLICT

In the event that any of the provisions of the Lease are inconsistent with this First Amendment or the state of facts contemplated hereby, the provisions of this First Amendment shall control.

9.                                      RATIFICATION

As hereby amended, the Lease is ratified, confirmed and approved in all respects.

EXECUTED under seal as of the date first above written.

LANLORD:

KING 87 CPD LLC,

a Delaware limited liability company

By:	King Rizzuto LLC,
its Manager

By:	King Street Properties Investments LLC,
its Manager

By:	King Street Properties Investments LLC,
Its Manager

By:
Name:
Title:

TENANT:

RA PHARMACEUTICALS. INC.,
a Delaware corporation

By:	/s/ Douglas A. Treco, Ph.D.
Name:	Douglas A. Treco, Ph.D.
Title:	President and CEO

EXHIBIT A. FIRST AMENDMENT

FIRST AMENDMENT PREMISES (MECHANICAL ROOM AND MAIN ELECTRIC ROOM)